DIAMOND RESORTS/CO BORROWER 2016, LLC,
as Borrower
DIAMOND RESORTS FINANCIAL SERVICES, INC.,
as Servicer
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent, Paying Agent, Custodian and Back-Up Servicer
and
CAPITAL ONE, NATIONAL ASSOCIATION,
as Administrative Agent

COLLATERAL AND SERVICING AGREEMENT

Dated as of May 11, 2016

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EXHIBIT A    Form of Note
EXHIBIT B    [Reserved]
EXHIBIT C    Collection Policy
EXHIBIT D    Form of Monthly Servicer Report
EXHIBIT E    Form of Servicer’s Officer’s Certificate
EXHIBIT F    Form of Record Layout for Data Conversion
EXHIBIT G    Form of St. Maarten Notice
EXHIBIT H    Form of Additional Timeshare Loan Supplement
EXHIBIT I    Form of Funding Date Officer’s Certificate

ANNEX A    Standard Definitions

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COLLATERAL AND SERVICING AGREEMENT

This COLLATERAL AND SERVICING AGREEMENT (this “Agreement”), dated as of May 11, 2016, is among Diamond Resorts/CO Borrower 2016, LLC, a Delaware limited liability company, as borrower (the “Borrower”), Diamond Resorts Financial Services, Inc. (“DFS”), a Nevada corporation, as servicer (the “Servicer”), Wells Fargo Bank, National Association, a national banking association, as collateral agent (the “Collateral Agent”), as paying agent (the “Paying Agent”), as custodian (the “Custodian”) and as back-up servicer (the “Back-Up Servicer”) and Capital One, National Association, as administrative agent of the Lenders pursuant to the Loan Agreement (the “Administrative Agent”).

RECITALS OF THE BORROWER
WHEREAS, the Borrower has duly authorized the execution and delivery of this Agreement and the Loan Agreement to provide for a loan from the Lenders to the Borrower pursuant to the terms of the Loan Agreement;
WHEREAS, the Loan will evidence Borrowings made from time to time prior to the Commitment Expiration Date by the Borrower in accordance with the terms described herein and in the Loan Agreement;
WHEREAS, the Servicer has agreed to service and administer the Timeshare Loans securing the Loan and the Back-Up Servicer has agreed to, among other things, service and administer the Timeshare Loans if the Servicer shall no longer be the Servicer hereunder;
WHEREAS, the Administrative Agent, as agent for Lenders shall be entitled to exercise certain rights and remedies under this Agreement;
WHEREAS, the Collateral Agent, the Paying Agent and the Custodian shall be entitled to exercise certain rights and remedies under this Agreement; and
WHEREAS, all things necessary to make the Loans valid recourse obligations of the Borrower, and to make this Agreement a valid agreement of the Borrower, in accordance with its terms, have been done.
NOW, THEREFORE, in consideration of the receipt of the proceeds of the Loan and for other good and valuable consideration, the receipt of which is acknowledged, it is mutually agreed, for the benefit of the Secured Parties, as follows:
COLLATERAL GRANT
To secure the payment of the principal of and interest on the Loans and other Obligations in accordance with their terms, the payment of all of the sums payable under this Agreement, the Loan Agreement and the other Transaction Documents and the performance of the covenants contained in this Agreement, the Loan Agreement and the other Transaction Documents, the Borrower hereby Grants to the Collateral Agent, for the benefit of the Secured Parties, all of the

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Borrower’s right, title and interest in and to the following whether now owned or hereafter acquired and any and all benefits accruing to the Borrower from, (i) the Timeshare Loans, (ii) the Qualified Substitute Timeshare Loans and Additional Timeshare Loans, if any, (iii) the Receivables in respect of each Timeshare Loan due on and after the applicable Cut-Off Date, (iv) the related Timeshare Loan Documents, (v) all Related Security in respect of each Timeshare Loan, (vi) all rights and remedies under the Transfer Agreements, the Sale Agreement, the Purchase Agreement, any Hedge Agreements and the Custodial Agreement, (vii) all rights and remedies under the Undertaking Agreement, (viii) all amounts in or to be deposited to each Trust Account, (ix) any Retained Assets and (x) proceeds of the foregoing (including, without limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, Insurance Proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing, including, without limitation, any Retained Asset Proceeds) (collectively, the “Subject Collateral”). Notwithstanding the foregoing, the Subject Collateral shall not include any (i) Miscellaneous Payments and Processing Charges made by an Obligor and (ii) any Timeshare Loan released from the lien of this Agreement in accordance with the terms hereof and any Related Security, Timeshare Loan Files, income or proceeds related to such released Timeshare Loan.
ARTICLE I
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1	General Definitions.
In addition to the terms defined elsewhere in this Agreement, capitalized terms shall have the meanings given them in the Standard Definitions attached hereto as Annex A.

SECTION 1.2	Compliance Certificates and Opinions.
Upon any written application or request (or oral application with prompt written or electronic confirmation) by the Borrower to the Collateral Agent or the Paying Agent to take any action under any provision of this Agreement, other than any request that (a) the Collateral Agent invest moneys in any of the Trust Accounts pursuant to the written directions specified in such request, or (b) the Paying Agent pay moneys due and payable to the Borrower hereunder to the Borrower’s assignee specified in such request, the Collateral Agent or the Paying Agent may require the Borrower to furnish to the Collateral Agent or the Paying Agent, as applicable, an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and that the request otherwise is in accordance with the terms of this Agreement, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Agreement, no additional certificate or opinion need be furnished.

SECTION 1.3	Form of Documents Delivered.

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In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an officer of the Borrower to be delivered may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows that the Opinion of Counsel with respect to the matters upon which his certificate or opinion is based is erroneous. Any such officer’s certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Borrower as to such factual matters unless such officer or counsel knows that the certificate or opinion or representations with respect to such matters is erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel’s opinion and shall include a statement to the effect that such counsel believes that such counsel and the Collateral Agent may reasonably rely upon the opinion of such other counsel.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.
Wherever in this Agreement, in connection with any application or certificate or report to be delivered, it is provided that the Borrower shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Borrower to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Collateral Agent’s or the Paying Agent’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.1(b) hereof.
Whenever in this Agreement or any other Transaction Document it is provided that the absence of the occurrence and continuation of any event, including a Default, Event of Default, Servicer Event of Default or Amortization Event or information is a condition precedent to the taking of any action by the Collateral Agent, the Paying Agent, the Custodian or the Back-Up Servicer at the request or direction of the Borrower, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Borrower’s right to make such request or direction, the Collateral Agent, the Paying Agent, , the Custodian, or the Back-Up Servicer, as applicable, shall be protected in acting in accordance with such request or direction if it has not received written notice of the occurrence and continuation of such event. For all purposes of this Agreement or any other Transaction Document, none of the Collateral Agent, the Paying Agent, the Custodian, or the Back-Up Servicer shall be deemed to have knowledge of any event or information, including any Default, Event of Default, Servicer Event of Default or Amortization Event, or be required to act

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upon any such event or information (including the sending of notice) nor shall the Collateral Agent, the Paying Agent, the Custodian or the Back-Up Servicer have any duty to monitor or investigate to determine whether a Default, Event of Default, Servicer Event of Default, Amortization Event or other event has occurred unless a Responsible Officer of the Collateral Agent, the Paying Agent, the Custodian, or the Back- Up Servicer, as applicable, shall have been notified in writing thereof by the Borrower, the Servicer or any Secured Party.

SECTION 1.4	[Reserved]

SECTION 1.5	Notices; Waiver.
(a)    Where this Agreement provides for notice to the Lenders or the Administrative Agent of any event, or the mailing of any report to the Lenders or the Administrative Agent, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, certified mail return receipt requested, or sent by private courier or confirmed electronically to each Lender and the Administrative Agent affected by such event or to whom such report is required to be mailed, at its address as it appears in the Loan Register or in Section 13.2 hereof, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to the Lenders or the Administrative Agent is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Lender or the Administrative Agent shall affect the sufficiency of such notice or report with respect to other Lenders or the Administrative Agent. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Lenders or the Administrative Agent shall be filed with the applicable party, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
(b)    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to the Lenders or the Administrative Agent, in accordance with Section 1.5(a) hereof, of any event or any report to the Lenders or the Administrative Agent when such notice or report is required to be delivered pursuant to any provision of this Agreement, then such notification or delivery as shall be made with the approval of the party that is to receive such notice shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.6	Effect of Headings and Table of Contents.
The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.7	Successors and Assigns.
All covenants and agreements in this Agreement by each of the parties hereto shall bind its respective successors and permitted assigns, whether so expressed or not.

SECTION 1.8	GOVERNING LAW.

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THIS AGREEMENT AND THE ASSET BACKED LOAN SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

SECTION 1.9	Legal Holidays.
In any case where any Payment Date or the Stated Maturity or any other date on which principal of or interest under the Asset Backed Loan is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Agreement or of the Loan Agreement) such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, Stated Maturity, or other date on which principal of or interest under the Asset Backed Loan is proposed to be paid, provided that no penalty interest shall accrue for the period from and after such Payment Date, Stated Maturity, or any other date on which principal of or interest under the Asset Backed Loan is proposed to be paid, as the case may be, until such next succeeding Business Day.

SECTION 1.10	Execution in Counterparts.
This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof and deemed an original.

SECTION 1.11	Inspection.
The Borrower agrees that, on reasonable prior notice (or, upon the occurrence of a Default, Event of Default, Amortization Event, without prior notice), it will permit the representatives of the Collateral Agent, the Administrative Agent or any Lender during the Borrower’s normal business hours, to examine all of the books of account, records, reports and other papers of the Borrower to make copies thereof and extracts therefrom, and to discuss its affairs, finances and accounts with its designated officers, employees and independent accountants in the presence of such designated officers and employees (and by this provision the Borrower hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Borrower or the performance of and compliance with the covenants and undertakings of the Borrower and the Servicer in this Agreement or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Collateral Agent, the Paying Agent, the Administrative Agent or a Lender of any right under this Section 1.11 shall be borne by the Borrower. Nothing contained herein shall be construed as a duty of the Collateral Agent or the Paying Agent to perform such inspection.

SECTION 1.12	Survival of Representations and Warranties.

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The representations, warranties and certifications of the Borrower made in this Agreement or in any certificate or other writing delivered by the Borrower pursuant hereto shall survive the effectiveness of this Agreement, the Loan Agreement and the other Transaction Documents and the making of the Loan pursuant to the Loan Agreement.
ARTICLE II
THE LOANS

SECTION 2.1	[Reserved].
ARTICLE III
ACCOUNTS; COLLECTION AND APPLICATION OF MONEYS; REPORTS

SECTION 3.1	Trust Accounts; Investments by Collateral Agent.
(a)    The Collateral Agent has established and shall maintain at the Corporate Trust Office in the name of the Collateral Agent for the benefit of the Secured Parties as provided in this Agreement, the Trust Accounts, which accounts shall be Eligible Bank Accounts maintained at the Corporate Trust Office. From time to time, the Collateral Agent shall establish, to the extent required under this Agreement, accounts in the name of the Collateral Agent for the benefit of the Secured Parties, which accounts shall be Eligible Bank Accounts.
Subject to the further provisions of this Section 3.1(a) hereof, the Collateral Agent shall, upon receipt or upon transfer from another account, as the case may be, deposit into such Trust Accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Agreement. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Collateral Agent in such accounts as part of the Subject Collateral as herein provided, subject to withdrawal by the Collateral Agent in accordance with, and for the purposes specified in the provisions of, this Agreement.
(b)    The Collateral Agent shall assume that any amount remitted to it in respect of the Subject Collateral is to be deposited into the Collection Account pursuant to Section 3.2(a) hereof.
(c)    None of the parties hereto shall have any right of set-off with respect to any Trust Account, or any investment therein.
(d)    So long as no Event of Default shall have occurred and be continuing, all or a portion of the amounts in any Trust Account shall be invested and reinvested by the Collateral Agent pursuant to a Borrower Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.1(f) hereof, each such Borrower Order may authorize the Collateral Agent to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by electronic or facsimile

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transmission from the employees or agents of the Borrower, as the case may be, identified therein, in each case in such amounts as such Borrower Order shall specify.
(e)    In the event that either (i) the Borrower shall have failed to give investment directions to the Collateral Agent by 9:30 A.M., New York City time on any Business Day on which there may be uninvested cash or (ii) an Event of Default shall be continuing, the funds then in the designated Trust Account shall remain uninvested. All investments made by the Collateral Agent shall mature no later than the maturity date therefor permitted by Section 3.1(f) hereof.
(f)    No investment of any amount held in any Trust Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains (net of losses) from the investment of moneys deposited in any Trust Account shall be deposited by the Collateral Agent in such account immediately upon receipt.
(g)    Any investment of any funds in any Trust Account and any sale of any investment held in such accounts, shall be made under the following terms and conditions:
(i)    each such investment shall be made in the name of the Collateral Agent, in each case in such manner as shall be necessary to maintain the identity of such investments as assets of the Subject Collateral;
(ii)    any certificate or other instrument evidencing such investment shall be delivered directly to the Collateral Agent and the Collateral Agent shall have sole possession of such instrument, and all income on such investment;
(iii)    the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Collateral Agent for deposit in the account in which such investment was held; provided that no such sale may occur on any day other than the Business Day immediately preceding a Payment Date (for the avoidance of doubt, any full or partial liquidation of an investment in any money market fund is not subject to the foregoing restriction); and
(iv)    during the continuance of a Default, Event of Default, Amortization Event or Servicer Event of Default, neither the Borrower nor any of its Affiliates may exercise any voting rights with respect to an investment.
(h)    If any amounts are needed for disbursement from any Trust Account and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of a Borrower Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Collateral Agent shall select and cause to be sold or otherwise converted to cash a sufficient amount of the investments in such account.
(i)    The Collateral Agent shall not in any way be held liable by reason of any insufficiency in any Trust Account resulting from losses on investments made in accordance with the provisions of this Section 3.1 including, but not limited to, losses resulting from the sale or depreciation in the

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market value of such investments (but the institution serving as Collateral Agent shall at all times remain liable for its own obligations, if any, constituting part of such investments). The Collateral Agent shall not be liable for any investment made by it in accordance with this Section 3.1 on the grounds that it could have made a more favorable investment or a more favorable selection for sale of an investment.
(j)    Each party hereto agrees that each of the Trust Accounts constitutes a “securities account” within the meaning of Article 8 of the UCC and in such capacity Wells Fargo Bank, National Association shall be acting as a “securities intermediary” within the meaning of 8-102 of the UCC and that, regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the “securities intermediary’s jurisdiction” under Section 8-110 of the UCC. The Collateral Agent shall be the “entitlement holder” within the meaning of Section 8-102(a)(7) of the UCC with respect to the Trust Accounts. In furtherance of the foregoing, Wells Fargo Bank, National Association, acting as a “securities intermediary,” shall comply with “entitlement orders” within the meaning of Section 8-102(a)(8) of the UCC originated by the Collateral Agent with respect to the Trust Accounts, without further consent by the Borrower. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Trust Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC. All securities or other property underlying any financial assets credited to each Trust Account shall be registered in the name of the Collateral Agent or indorsed to the Collateral Agent or in blank and in no case will any financial asset credited to any Trust Account be registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Borrower. The Trust Accounts shall be under the sole dominion and control (as defined in Section 8-106 of the UCC) of the Collateral Agent and the Borrower shall have no right to close, make withdrawals from, or give disbursement directions with respect to, or receive distributions from, the Collection Account except in accordance with Section 3.4 hereof.
(k)    In the event that Wells Fargo Bank, National Association, as securities intermediary, has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Trust Accounts or any security entitlement credited thereto, it hereby agrees that such security interest shall be subordinate to the security interest created by this Agreement and that the Collateral Agent’s rights to the funds on deposit therein shall be subject to Section 3.4 hereof. The financial assets credited to, and other items deposited to the Trust Accounts will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than as created pursuant to this Agreement.
(l)    If at any time a Trust Account shall cease to be an Eligible Bank Account, the Collateral Agent shall, within 30 days, establish a new Trust Account that is an Eligible Bank Account.

SECTION 3.2	Establishment and Administration of the Accounts.
(a)    Collection Account.
(i)    The Collateral Agent has caused to be established and shall cause to be maintained an account (the “Collection Account”) for the benefit of the Secured Parties.

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The Collection Account shall be an Eligible Bank Account initially established at the Corporate Trust Office of the Collateral Agent, bearing the following designation “Diamond Resorts/CO Borrower 2016, LLC -- Collection Account, Wells Fargo Bank, National Association, as Collateral Agent for the benefit of the Secured Parties”. The Collateral Agent on behalf of the Secured Parties shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Collateral Agent for the benefit of the Secured Parties. If, at any time, the Collection Account ceases to be an Eligible Bank Account, the Collateral Agent shall, in accordance with Section 3.1(l), establish a new Collection Account (which if not maintained by the Collateral Agent is subject to an account control agreement satisfactory to the Collateral Agent and the Administrative Agent) which shall be an Eligible Bank Account, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the “Collection Account”. The Collateral Agent agrees to immediately deposit any amounts received by it into the Collection Account. Amounts on deposit in the Collection Account shall be invested in accordance with Section 3.1 hereof. Withdrawals and payments from the Collection Account will be made on each Payment Date as provided in Sections 3.4 and 6.6 hereof.
(ii)    Prepayment. On any date on which the Asset Backed Loan is prepaid as provided in Section 2.2 of the Loan Agreement and Timeshare Loans are released as provided in Section 4.7 hereof, the Collateral Agent shall, if so directed by the Borrower and the Administrative Agent, accept funds for deposit into the Collection Account and deposit such funds into the Collection Account; provided, however, that any funds received for distribution on a prepayment date must be received in the Collection Account one Business Day prior to such prepayment date. Any such amount deposited into the Collection Account for a prepayment shall be used to first make the payments due in connection with such prepayment and release in accordance with the terms hereof on the prepayment date and any remaining amounts so deposited shall be paid by the Paying Agent as the Paying Agent is instructed in writing by the Administrative Agent and the Borrower.

SECTION 3.3	[Reserved].

SECTION 3.4	Distributions.
So long as the Asset Backed Loan has not been accelerated, (x) on each Payment Date (other than the Stated Maturity and each Payment Date after the Stated Maturity), to the extent of Available Funds on deposit in the Collection Account, based on the Monthly Servicer Report, and (y) on and after the Stated Maturity, to the extent of all funds on deposit in the Collection Account, at the written direction of the Servicer, the Paying Agent shall, make the following disbursements and distributions to the following parties no later than 3:00 P.M. (New York City time), in the following order of priority:
(i)    to the Collateral Agent, the Paying Agent and the Custodian, ratably based on their respective entitlements, the Collateral Agent Fee, the Paying Agent Fee and the Custodial Fee, respectively, plus any accrued and unpaid Collateral Agent Fees, Paying

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Agent Fees and Custodial Fees, respectively, with respect to prior Payment Dates and all expenses, including indemnities, incurred and charged by the Collateral Agent, the Paying Agent and the Custodian during the related Due Period (such expenses and indemnities up to an aggregate total of $25,000, including all expenses reimbursed on prior Payment Dates pursuant to this clause (i), per twelve month period);
(ii)    to the Qualified Hedge Counterparty, any payments due under any Hedge Agreement, if any, other than any termination payments with respect to which the Qualified Hedge Counterparty is the “Defaulting Party” or the sole “Affected Party” (as such terms are defined in the applicable Hedge Agreement);
(iii)    to the Back-Up Servicer, (x) the Back-Up Servicing Fee, plus any accrued and unpaid Back-Up Servicing Fees with respect to prior Payment Dates plus any Back-Up Servicer Expense, including indemnities, incurred and charged by the Back-Up Servicer, incurred during the related Due Period (up to an aggregate cumulative total of $25,000) and (y) Transition Expenses incurred during the related Due Period (up to an aggregate cumulative total of $100,000 through the Facility Termination Date);
(iv)    to the Servicer, the Servicing Fee, plus any accrued and unpaid Servicing Fees with respect to prior Payment Dates; provided, however, that immediately after receipt of such Servicing Fee, the Servicer shall remit the Borrower’s portion of any then due and owing Lockbox Bank Fees to each Lockbox Bank;
(v)    [Reserved];
(vi)    [Reserved];
(vii)    to the Administrative Agent, on behalf of the Lenders, the Interest Distribution Amount, plus any unpaid Interest Distribution Amount from prior Payment Dates;
(viii)    to the Administrative Agent, on behalf of the Lenders, the Principal Distribution Amount, plus any unpaid Principal Distribution Amount from prior Payment Dates;
(ix)    [Reserved];
(x)    to the Administrative Agent, on behalf of the Lenders, to the extent applicable, amounts specified by the Administrative Agent as payable pursuant to the Loan Agreement (including but not limited to Sections 2.3, 6.1, 6.2, 6.3 and/or 6.5 thereof);
(xi)    to the Qualified Hedge Counterparty, any payments in respect of the Hedge Agreements not paid in (ii) above;
(xii)    if an Amortization Event shall have occurred, to the Administrative Agent, on behalf of the Lenders, all remaining Available Funds, until the Outstanding Loan Balance has been reduced to zero;

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(xiii)    to the Collateral Agent, the Paying Agent, the Custodian and the Back-Up Servicer, any expenses and indemnities not paid pursuant to clause (i) or (iii) above, as applicable;
(xiv)    to the Administrative Agent, on behalf of the Lenders, all remaining Available Funds, for application to any outstanding obligations under the Transaction Documents that are then due and payable (if any), in the amount and manner determined by the Administrative Agent; and
(xv)    to the Borrower, any remaining amounts.

SECTION 3.5	Reports.
On each Payment Date the Collateral Agent shall account to the Administrative Agent, the Borrower and each Lender (i) the portion of payments then being made which represents principal and the amount which represents interest, and (ii) the amounts on deposit in each Trust Account and identifying the investments included therein. The Collateral Agent may satisfy its obligations under this Section 3.5 by making available electronically the Monthly Servicer Report to the Administrative Agent, the Lenders, and the Borrower; provided, however, the Collateral Agent shall have no obligation to provide such information described in this Section 3.5 until it has received the requisite information from the Borrower or the Servicer. On or before the 5th day prior to the final Payment Date of the Asset Backed Loan, the Collateral Agent shall send notice of such Payment Date to the Administrative Agent. Such notice shall include a statement that if the Asset Backed Loan is paid in full on the final Payment Date, interest shall cease to accrue as of the day immediately preceding the final Payment Date.
The Collateral Agent may make available to the Administrative Agent and the Lenders, via the Collateral Agent’s Internet Website, the Monthly Servicer Report available each month and, with the consent or at the direction of the Borrower, such other information regarding the Asset Backed Loan and/or the Timeshare Loans as the Collateral Agent may have in its possession, but only with the use of a password provided by the Collateral Agent. The Collateral Agent will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.
The Collateral Agent’s Internet Website shall be initially located at www.CTSLink.com or at such other address as shall be specified by the Collateral Agent from time to time in writing to the Borrower, the Servicer, the Lenders and the Administrative Agent. In connection with providing access to the Collateral Agent’s Internet Website, the Collateral Agent may require registration and the acceptance of a disclaimer. The Collateral Agent shall not be liable for the dissemination of information in accordance with this Agreement.
The Collateral Agent shall have the right to change the way Monthly Servicer Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Collateral Agent shall provide timely and adequate notification to all above parties regarding any such changes.

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Notwithstanding any other provision of this Agreement, the Collateral Agent and the Paying Agent shall comply with all federal income tax withholding and information requirements with respect to payments of interest to the Administrative Agent. If the Collateral Agent and the Paying Agent do withhold any amount from an interest payment, pursuant to federal income tax withholding requirements, the Collateral Agent and the Paying Agent shall indicate the amount withheld to the Lender.
SECTION 3.6    Tax Matters.
(a)    The Collateral Agent and the Paying Agent, on behalf of the Borrower, shall comply with all requirements of the Code and applicable Treasury Regulations promulgated thereunder and applicable state and local law with respect to the withholding (including U.S. federal withholding taxes under FATCA) from any payments or distributions made by it to the Administrative Agent or any Lender or any holder of a beneficial interest in the Borrower of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith. The Administrative Agent and each Lender, by acceptance of any portion of the Asset-Backed Loan (or any Commitment related thereto), hereby agrees that (i) it will provide it’s Lender Tax Identification Information and to the extent FATCA Withholding Tax is applicable, Lender FATCA Information (to the extent not included in the Lender Tax Identification Information) to the Collateral Agent and the Paying Agent and (ii) it agrees that the Collateral Agent and the Paying Agent have the right to withhold any amount of interest, principal and other payment (properly withholdable under law and without any corresponding gross-up) payable to a Lender that fails to comply with the requirements of Section 12.1(o)(iii) hereof. The parties agree that the Collateral Agent and Paying Agent shall be released of any liability relating to its actions and compliance under this Section 3.6 and FATCA. Upon request from the Paying Agent, the parties hereto will provide such additional information that they may have to assist the Paying Agent in making any such withholdings or information reports. If the Paying Agent, as directed by the Administrative Agent, shall be required by law to deduct any Taxes from or in respect of any sum required to be paid or deposited hereunder or under any instrument delivered hereunder to or for the benefit of a Lender (A) subject to Section 6.4 of the Loan Agreement, such sum shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums required to be paid or deposited under this Section 3.6) the amount received by such Lender, or otherwise deposited hereunder or under such instrument, shall be equal to the sum which would have been so received or deposited had no such deductions been made, (B) the Paying Agent, as directed by the Administrative Agent, shall make such deductions and (C) the Paying Agent, as directed by the Administrative Agent, shall pay the full amount of such deductions to the relevant taxation authority or other authority in accordance with Applicable Laws.
(b)    Annually (and more often, if required by applicable law), the Paying Agent shall distribute to the Administrative Agent any Form 1099 or similar information returns required by applicable tax law to be distributed to the Administrative Agent. The Paying Agent shall prepare or cause to be prepared all such information for distribution by the Collateral Agent to the Administrative Agent.

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(c)    The Administrative Agent and each Lender that is organized under the laws of a jurisdiction other than the United States or a state thereof hereby agrees to complete, execute and deliver to the Paying Agent and the Administrative Agent from time to time prior to the date on which such Administrative Agent and such Lender will be entitled to receive distributions pursuant to the Loan Agreement or this Agreement, Internal Revenue Service W-8ECI or W-8BEN (or any successor form), as applicable, or such other forms or certificates as may be required under the laws of any applicable jurisdiction in order to permit the Paying Agent and the Administrative Agent to make payments to, and deposit funds to or for the account of, the Administrative Agent and such Lender hereunder and under this Agreement and the Loan Agreement without any deduction or withholding for or on account of any tax. The Administrative Agent and each Lender agrees to provide, to the extent permitted by law, like additional subsequent duly executed forms on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it and to provide such extensions or renewals as may be reasonably requested by the Borrower. The Administrative Agent and each Lender further agrees that compliance with this Section 3.6(c) (including by reason of Section 8.1 of the Loan Agreement in the case of any assignment, sale or other transfer of any interest in the Borrowings hereunder) is a condition to the payment of any amount otherwise due pursuant to Sections 6.3(a) and (b) of the Loan Agreement.
(d)    The Administrative Agent and each Lender, as of the date hereof, and each other Lender, as of the date such Person becomes a Lender entitled to receive distributions pursuant to this Agreement or the Loan Agreement, hereby represents and warrants to the Borrower that it is not subject to gross‑up or indemnity of Taxes under subsection 6.3(a) or (b) of the Loan Agreement from or in any respect of any sum required to be paid or deposited under this Agreement, the Loan Agreement or under any instrument delivered pursuant to any of them to or for the benefit of any Lender.
(e)    The Administrative Agent and any Lender entitled to the payment of any additional amount pursuant to Section 6.3 of the Loan Agreement shall use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to take such steps as would eliminate or reduce the amount of such payment; provided that no such steps shall be required to be taken if, in the reasonable judgment of such Lender, such steps would be materially disadvantageous to the Administrative Agent or such Lender.
ARTICLE VI
THE SUBJECT COLLATERAL

SECTION 4.1	[Reserved].

SECTION 4.2	Acquisition of Timeshare Loans.
The Borrower covenants that, except as provided in Section 4.3 hereof, it shall only acquire Timeshare Loans in accordance with the provisions of the Sale Agreement and, without limiting the generality of the Granting Clause, upon any such acquisition, such Timeshare Loans shall be deemed to be a part of the Subject Collateral.

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SECTION 4.3	Additional Timeshare Loans.
(a)    Subject to the limitations and conditions specified in this Section 4.3, the Borrower may from time to time identify additional Eligible Timeshare Loans (“Additional Timeshare Loans”) to be acquired by or Granted to the Borrower on a Transfer Date. Such Additional Timeshare Loans and the Related Security shall be included in the Subject Collateral as provided herein.
(b)    The acquisition or Grant of the Additional Timeshare Loans shall be subject to the satisfaction of the following conditions:
(i)    at least two (2) Business Days preceding the proposed Transfer Date, the Borrower shall have delivered to the Administrative Agent a schedule of such proposed Additional Timeshare Loans;
(ii)    the Borrower and the Servicer shall execute an Additional Timeshare Loan Supplement substantially in the form of Exhibit H hereto;
(iii)    the Commitment Expiration Date shall not have occurred and no Amortization Event, Servicer Event of Default, Event of Default or Default shall have occurred and be continuing or would occur as a result of the addition of the Timeshare Loans;
(iv)    on or prior to the Transfer Date, the Custodian shall have possession or “control” of the related Timeshare Loan File and shall have delivered a Trust Receipt therefor in accordance with the provisions of the Custodial Agreement;
(v)    the Borrower shall have taken any actions necessary or advisable to maintain the Collateral Agent’s perfected security interest in the Subject Collateral for the benefit of the Lenders; and
(vi)    each Additional Timeshare Loan shall be an Eligible Timeshare Loan.

SECTION 4.4	[Reserved].

SECTION 4.5	Further Action Evidencing Assignments.
(a)    The Borrower and the Servicer each agrees that, from time to time, at its respective expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer or the Collateral Agent or the Custodian or Administrative Agent may reasonably request, in order to perfect, protect or more fully evidence the security interest in the Timeshare Loans or to enable the Collateral Agent to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Borrower will, without the necessity of a request or upon the request of the Servicer or the Collateral Agent, execute and file (or cause to be executed and filed) such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to create and maintain in the Collateral Agent a first priority perfected security interest, at all times, in the Subject Collateral, including, without limitation, recording and filing UCC-1 financing statements, amendments or continuation statements prior to the effective

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date of any change of the name, identity or structure or relocation of its chief executive office or its jurisdiction of formation or any change that would or could affect the perfection pursuant to any financing statement or continuation statement or assignment previously filed or make any UCC-1 or continuation statement previously filed pursuant to this Agreement seriously misleading within the meaning of applicable provisions of the UCC (and the Borrower shall give the Collateral Agent at least 30 Business Days prior notice of the expected occurrence of any such circumstance). The Borrower shall deliver promptly to the Collateral Agent file-stamped copies of any such filing.
(b)    (i) The Borrower hereby grants to each of the Servicer and the Collateral Agent a power of attorney to execute and file all documents including, but not limited to assignments of Mortgage, UCC financing statements, amendments or continuation statements, on behalf of the Borrower as may be necessary or desirable to effectuate the foregoing and any recordation pursuant to Section 5.18 hereof and (ii) the Servicer hereby grants to the Collateral Agent a power of attorney to execute and file all documents on behalf of the Servicer as may be necessary or desirable to effectuate the foregoing; provided, however, that such grant shall not create a duty on the part of the Collateral Agent or the Servicer to file, prepare, record or monitor, or any responsibility for the contents or adequacy of, any such documents. Each such power of attorney shall be, and is acknowledged to be, coupled with an interest and irrevocable.

SECTION 4.6	Repurchase and Substitution of Timeshare Loans.
(a)    Mandatory Repurchase and Substitution of Timeshare Loans for Breach of Representation or Warranty. If at any time, the Servicer or the Borrower obtains knowledge, or discovers, or any party hereto is notified by any other party hereto in writing, that any of the representations and warranties of the Seller in the Sale Agreement were incorrect as of the date such representations and warranties were made, then the party discovering or receiving notice, as applicable, of such defect, omission, or circumstance shall promptly notify the other parties to this Agreement and the Seller. In the event any representation or warranty of the Seller is incorrect as of the date such representation or warranty was made and materially and adversely affects the value of a Timeshare Loan or the interests of the Lenders therein, then the Borrower and the Collateral Agent shall require the Seller, within 30 days after the date it is first notified of, or otherwise discovers such breach, to eliminate or otherwise cure in all material respects the circumstance or condition which has caused such representation or warranty to be incorrect or either: (i) repurchase such Defective Timeshare Loan at the Repurchase Price or (ii) provide one or more Qualified Substitute Timeshare Loans and pay the Substitution Shortfall Amount, if any; provided, that to the extent an Amortization Event shall have occurred and is continuing, the Seller shall repurchase each Timeshare Loan instead of replacing such Timeshare Loan. The Collateral Agent is hereby appointed attorney-in-fact, which appointment is coupled with an interest and is therefore irrevocable, to act on behalf and in the name of the Borrower to enforce the Seller’s repurchase or substitution obligations if the Seller has not complied with its repurchase or substitution obligations under the Sale Agreement within 15 days of the end of the aforementioned 30-day period. Notwithstanding the foregoing, the Collateral Agent shall not be required to take any additional steps to enforce the obligation of the Seller to cure any representation and warranty breaches or repurchase any Timeshare Loans, unless and until it receives (i) a written direction to do so from Required Lenders, and (ii) security, indemnity or prefunding from the Lenders providing such direction, satisfactory to the Collateral

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Agent in its sole discretion, against the losses, liabilities, costs, and expenses (including the fees and expenses of the Collateral Agent’s counsel and agents) that might be incurred by the Collateral Agent in connection therewith. For the avoidance of doubt, neither the Collateral Agent’s receipt of any reports pursuant to this Agreement nor any other publically available information available to the Collateral Agent shall constitute written notice in accordance with this Section.
(b)    Optional Repurchase and Substitution of 60-Day Plus Delinquent Loans. On any date, pursuant to the Sale Agreement, Seller shall have the option, but not the obligation, to either: (i) repurchase a 60-Day Plus Delinquent Loan from the Borrower for a price equal to the Repurchase Price therefor, or (ii) substitute one or more Qualified Substitute Timeshare Loans for a 60-Day Plus Delinquent Loan and pay the related Substitution Shortfall Amount, if any.
(c)    [Reserved].
(d)    Limitation on Optional Repurchases and Substitutions of 60-Day Plus Delinquent Loans. The aggregate Cut-Off Date Loan Balance of 60-Day Plus Delinquent Loans that may be repurchased and substituted pursuant to Section 4.6(b) hereof shall be limited on any date to 15% and 20%, respectively of the highest Aggregate Timeshare Loan Balance of all Timeshare Loans owned by the Borrower since the Closing Date, less the aggregate of the Cut-Off Date Loan Balances of all 60-Day Plus Delinquent Loans previously repurchased or substituted, as applicable, pursuant to Section 4.6(b) hereof since the Closing Date. The prepayment of a Timeshare Loan resulting from an Obligor electing to enter into an Upgraded Timeshare Loan shall not be considered an exercise by Seller of the repurchase or substitution option described in Section 4.6(b) hereof.
(e)    Repurchase Prices and Substitution Shortfall Amounts. The Borrower and the Collateral Agent shall direct that the Seller and DFHC to remit all amounts in respect of Repurchase Prices and Substitution Shortfall Amounts to the Collateral Agent for deposit in the Collection Account. In the event that more than one Timeshare Loan is substituted pursuant to any of Sections 4.4(a) through 4.4(c) hereof on any Substitution Date, the Substitution Shortfall Amounts and the Timeshare Loan Balances of Qualified Substitute Timeshare Loans shall be calculated on an aggregate basis for all substitutions made on such Substitution Date.
(f)    Schedule of Timeshare Loans. The Borrower shall cause the Seller or DFHC, as applicable, to provide the Collateral Agent on any date on which a Timeshare Loan is repurchased or substituted, with a revised Schedule of Timeshare Loans to the Sale Agreement reflecting the removal of Timeshare Loans and subjecting any Qualified Substitute Timeshare Loans to the provisions thereof.
(g)    Officer’s Certificate. No substitution of a Timeshare Loan shall be effective unless the Borrower and the Collateral Agent shall have received an Officer’s Certificate from the Seller or DFHC, as applicable, indicating that the new Timeshare Loan meets all the criteria of the definition of “Qualified Substitute Timeshare Loan” and that the Timeshare Loan Files for such Qualified Substitute Timeshare Loan have been delivered to the Custodian.

SECTION 4.7	Release of Lien.

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(a)    The Borrower shall be entitled to obtain a release from the Lien pursuant to this Agreement for any Timeshare Loan repurchased or substituted pursuant to Section 4.6 hereof: (i) in the case of any repurchase, after payment of the Repurchase Price of the Timeshare Loan, or (ii) in the case of any substitution, after payment of the applicable Substitution Shortfall Amount, if any, and the delivery of the Timeshare Loan File for the related Qualified Substitute Timeshare Loan to the Custodian.
(b)    The Borrower shall be entitled to obtain a release from the Lien pursuant to this Agreement for any Timeshare Loan which has been paid in full or for which the assets securing such Timeshare Loan have been liquidated and remarketed in accordance with the Servicing Standard and all related recoveries have been deposited to the Collection Account.
(c)    If the Borrower exercises its right to prepay the Asset Backed Loan in whole or in part as provided in Section 2.11 hereof, the Borrower shall notify the Administrative Agent and the Collateral Agent in writing of the prepayment date and principal amount to be prepaid on the prepayment date and the amount of interest and other amounts due and payable on such date in accordance with this Agreement and the Loan Agreement. On the prepayment date, upon receipt by the Collateral Agent of all amounts to be paid to the Lenders in accordance with this Agreement and the Loan Agreement as a result of such prepayment and the satisfaction of the conditions set forth in the following paragraphs, then, the Collateral Agent and the Custodian shall release from the Lien of this Agreement those Timeshare Loans and the Related Security, all monies due or to become due with respect thereto and all collections with respect thereto from and including the last day of the Due Period immediately preceding the date of such release which the Collateral Agent and the Custodian is directed to release as described in the following paragraph.
The Borrower shall provide to the Collateral Agent and the Custodian a list of the Timeshare Loans which are to be released, shall direct the Custodian to release such Timeshare Loan Files in accordance with the Custodial Agreement and shall direct the Servicer to delete such Timeshare Loans from the Schedule of Timeshare Loans.
In addition to receipt by the Collateral Agent of the principal amount of the Asset Backed Loan to be prepaid, the interest thereon and other amounts due and payable in connection with such prepayment and the list of Timeshare Loans to be released, the following conditions shall be met before the Lien is released under this Section 4.7:
(i)    except with the prior written consent of the Administrative Agent and the Required Lenders, after giving effect to such release, no Default, Servicer Event of Default, Amortization Event or Event of Default shall exist;
(ii)    as determined by the Administrative Agent and the Required Lenders, after giving effect to such release, the remaining pool of Timeshare Loans in the Subject Collateral meet all of the eligibility criteria set forth in the Transaction Documents; and
(iii)    as determined by the Administrative Agent and the Required Lenders, the Timeshare Loans to be released from the Lien of this Agreement were not selected in a manner involving any selection procedures materially adverse to the Lenders.

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(d)    In connection with (a), (b) and (c) above, the Collateral Agent will execute and deliver as directed in writing such endorsements and assignments as are provided to it by the Seller or the Borrower, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased or substituted Timeshare Loan being released pursuant to this Section 4.7. The Custodian shall release the related Timeshare Loan Files upon receipt of a Request for Release from the Servicer, substantially in the form of Exhibit B to the Custodial Agreement.
(e)    In connection with the release of Timeshare Loans as set forth in this Section 4.7, the Borrower and the Servicer shall cooperate in providing the Administrative Agent or any Lender with reasonably requested information regarding the Subject Collateral.

SECTION 4.8	Appointment of Custodian.
The Collateral Agent may appoint one or more custodians to hold all of the Timeshare Loan Files as agent for the Collateral Agent. Each custodian shall be a depository institution supervised and regulated by a federal or state banking authority or such other entity approved by the Administrative Agent, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Timeshare Loan File and shall not be the Borrower or an Affiliate of the Borrower. The initial Custodian shall be Wells Fargo Bank, National Association, pursuant to the terms of the Custodial Agreement. The Custodial Fees and expenses shall be paid as provided in Section 3.4 and 6.6 hereof.

SECTION 4.9	Sale of Timeshare Loans. The parties hereto agree that none of the Timeshare Loans in the Subject Collateral may be sold or disposed of in any manner except as expressly provided for herein.
ARTICLE V
SERVICING OF TIMESHARE LOANS

SECTION 5.1	Appointment of Servicer; Servicing Standard.
Subject to the terms and conditions herein, the Borrower hereby confirms the appointment of DFS as the initial Servicer hereunder. The Servicer shall service and administer the Timeshare Loans and perform all of its duties hereunder in accordance with applicable law, the Collection Policy, the terms of the respective Timeshare Loans and, to the extent consistent with the foregoing, in accordance with the customary and usual procedures employed by institutions servicing timeshare loans secured by timeshare estates, or if a higher standard, the highest degree of skill and attention that the Servicer exercises with respect to comparable assets that the Servicer services for itself or its Affiliates (the “Servicing Standard”).

SECTION 5.2	Payments on the Timeshare Loans.
(a)    The Servicer shall, in a manner consistent with the Collection Policy (with respect to the initial Servicer, the Collection Policy attached hereto as Exhibit C), direct or otherwise cause

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the Obligors as to all Timeshare Loans (other than Obligors paying by means of credit cards) to mail or deposit by electronic means all Receivables and other payments due thereunder, or to make or credit such payments pursuant to automated clearing house debit and credit payments or credit card processing, payment, remittance and collection agreements, directly to the Servicer’s existing centralized collection lockbox account (the “Centralized Lockbox Account”), which Centralized Lockbox Account shall consist of one or more accounts maintained by the Servicer at an Approved Financial Institution (each, a “Lockbox Bank”), acting with the consent, or at the direction, of the Administrative Agent (or, if the Collateral Agent shall have so required pursuant to Section 5.4(c) hereof, to a Lockbox Bank maintained by the Collateral Agent for the benefit of the Secured Parties). At all times, the Centralized Lockbox Account shall be subject to a Deposit Account Control Agreement in form and substance approved by the Administrative Agent. The Centralized Lockbox Account shall initially be maintained at Wells Fargo Bank, N.A.
(b)    Within one Business Day after receipt of any Receivables or other payments due under the Timeshare Loans in the Centralized Lockbox Account, the Servicer shall determine and segregate such Receivables and other payments from any monies or other items in the Centralized Lockbox Account that do not relate to Receivables or other payments made on the Timeshare Loans, and within one Business Day thereafter the Servicer shall remit such Receivables and other payments to the Collection Account. The Servicer is not required to remit any Miscellaneous Payments or Processing Charges, to the extent received, to the Collection Account.
(c)    Subject to Section 5.2(h) hereof, if, notwithstanding such instructions as provided in Section 5.2(a) hereof, any such Receivables or other payments are delivered to the Seller, the Servicer or to any other Diamond Resorts Entity (an “Erroneous Payee”), the Seller shall (or cause the Servicer to) deposit such Receivables or other payments into the Collection Account within two Business Days following the receipt. Subject to Section 5.2(h) hereof, in the event the Servicer receives any Receivables or other payments directly from or on behalf of any Obligors, the Servicer shall receive all such Receivables and other payments in trust for the sole and exclusive benefit of the Collateral Agent, and the Servicer shall deliver to the Collateral Agent for deposit in the Collection Account all such Receivables and other payments (in the form so received by the Servicer) within two Business Days, unless the Collateral Agent shall have notified the Servicer to deliver such Receivables and other payments elsewhere, in which event such Receivables and other payments (in the form received) shall be endorsed by the Seller to the Collateral Agent and delivered to such account as the Collateral Agent shall specify within two Business Days of the Servicer’s receipt thereof.
(d)    All interest earned on funds received with respect to Timeshare Loans and any Processing Charges deposited in accounts of the Servicer or in the Centralized Lockbox Account prior to deposit to the Collection Account pursuant to Section 5.2(b) hereof shall be deemed to be additional compensation to the Servicer for the performance of its duties and obligations hereunder.
(e)    On the Closing Date, each Funding Date and each Transfer Date, the Servicer shall deposit to the Collection Account all Receivables and other payments collected and received in respect of the Timeshare Loans (other than the amounts described in Section 5.2(d) hereof) after the related Cut-Off Date.

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(f)    Subject to Sections 5.2(b), (c), (d), (g) and (h) hereof, within two Business Days of receipt, the Servicer shall segregate all Receivables and other payments in respect of the Timeshare Loans and shall remit such amounts to the Collection Account. In the event that Miscellaneous Payments or Processing Charges are erroneously deposited in the Collection Account, the Paying Agent shall pay such funds to the Servicer prior to any distributions under Section 3.4 hereof on the next Payment Date as instructed by the Servicer in writing.
(g)    The Servicer shall net out Liquidation Expenses from any Liquidation Proceeds on 60-Day Plus Delinquent Loans prior to deposit of the net Liquidation Proceeds into the Collection Account pursuant to Section 5.2(f) hereof. To the extent that the Servicer shall subsequently recover any portion of such Liquidation Expenses from the related Obligor, the Servicer shall deposit such amounts into the Collection Account in accordance with Section 5.2(f) hereof.
(h)    As directed by the Servicer in writing (and Servicer agrees that it shall issue such direction no later than the date that is two (2) Business Days after the end of each calendar month) (each, a “CAD Conversion Date”), the Collateral Agent shall cause all proceeds of the Timeshare Loans that are denominated in dollars that are the lawful currency of Canada (including, but not limited to, all proceeds of CAD Timeshare Loans), whether such proceeds are principal or interest, to be converted into dollars that are the lawful currency of the United States at the spot exchange rate.

SECTION 5.3	Duties and Responsibilities of the Servicer.
(a)    In addition to any other customary services which the Servicer may perform or may be required to perform hereunder, the Servicer shall perform or cause to be performed through sub-servicers, the following servicing and collection activities in accordance with the Servicing Standard:
(i)    perform standard accounting services and general record keeping services with respect to the Timeshare Loans;
(ii)    respond to telephone or written inquiries of Obligors concerning the Timeshare Loans;
(iii)    keep Obligors informed of the proper place and method for making payment with respect to the Timeshare Loans;
(iv)    contact Obligors to effect collection and to discourage delinquencies in the payment of amounts owed under the Timeshare Loans and doing so by any lawful means, including but not limited to (A) mailing of routine past due notices, (B) preparing and mailing collection letters, (C) contacting delinquent Obligors by telephone to encourage payment, and (D) mailing of reminder notices to delinquent Obligors;
(v)    report tax information to Obligors and taxing authorities to the extent required by law;

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(vi)    take such other action as may be necessary or appropriate in the discretion of the Servicer for the purpose of collecting and transferring to the Collateral Agent for deposit into the Collection Account all payments received by the Servicer or remitted to any of the Servicer’s accounts in respect of the Timeshare Loans (except as otherwise expressly provided herein), and to carry out the duties and obligations imposed upon the Servicer pursuant to the terms of this Agreement;
(vii)    in the Servicer’s sole discretion, acquire Nonfinancial Assets on behalf of the Borrower and to be held as part of the Subject Collateral for such period of time as the Servicer deems it advisable to do so, and to manage, lease or rent, encumber and sell such Nonfinancial Assets, so long as the Servicer acts under the reasonable belief that it is doing so in the best interests of the Borrower, and to deposit any Retained Asset Proceeds in the Collection Account;
(viii)    remarketing Timeshare Interests;
(ix)    arranging for Liquidations of Timeshare Properties and Right-to-Use Interests related to 60-Day Plus Delinquent Loans;
(x)    disposing of Timeshare Interests related to the Timeshare Loans whether following repossession, foreclosure or otherwise;
(xi)    to the extent requested by the Collateral Agent, use reasonable best efforts to enforce the purchase and substitution obligation of the Seller under the Sale Agreement;
(xii)    not modify, waive or amend the terms of any Timeshare Loan unless a default on such Timeshare Loan has occurred or is imminent or unless such modification, amendment or waiver will not: (i) alter the interest rate on or the principal balance of such Timeshare Loan, (ii) shorten the final maturity of, lengthen the timing of payments of either principal or interest under, or any other terms of, such Timeshare Loan, (iii) adversely affect the Timeshare Interest underlying such Timeshare Loan or (iv) reduce materially the likelihood that payments of interest and principal on such Timeshare Loan will be made when due; provided, however, that the Servicer may make the modifications, amendments or waivers described in clause (i) through (iv) above, so long as such modifications, amendments or waivers are not made with respect to more than 2% of the Timeshare Loans by Aggregate Timeshare Loan Balance as of the end of the calendar month prior to such modification, amendment or waiver; provided, further, the Servicer may grant an extension of the final maturity of a Timeshare Loan if the Servicer, in its reasonable discretion, determines that (i) such Timeshare Loan is in default or default on such Timeshare Loan is likely to occur in the foreseeable future, and (ii) the value of such Timeshare Loan will be enhanced by such extension, provided that the Servicer will not (a) grant more than one extension per calendar year with respect to a Timeshare Loan, (b) grant an extension for more than one calendar month with respect to a Timeshare Loan in any calendar year;
(xiii)    work with Obligors in connection with any transfer of ownership of a Timeshare Interest by an Obligor to another Person and the Servicer may consent to the

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assumption by such Person of the Timeshare Loan related to such Timeshare Interest; provided, however, in connection with any such assumption, the rate of interest borne by, the maturity date of, the principal amount of, the timing of payments of principal and interest in respect of, and all other material terms of, the related Timeshare Loan shall not be changed other than as permitted in (xii) above; and
(xiv)    deliver such information and data to the Back-Up Servicer as is required hereunder.
(b)    For so long as a Diamond Resorts Entity controls the Resorts, the Servicer shall use commercially reasonable best efforts to maintain or cause to maintain the Resorts in good repair, working order and condition (ordinary wear and tear excepted).
(c)    For so long as a Diamond Resorts Entity controls the Resorts, the manager, related management contract and master marketing and sale contract (if applicable) for each Resort at all times shall be reasonably satisfactory to the Administrative Agent. For so long as a Diamond Resorts Entity controls the Association for a Resort, and a Diamond Resorts Entity is the manager, (i) if an amendment or modification to the related management contract and master marketing and sale contract materially and adversely affects the Lenders, then it may only be amended or modified with the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed and (ii) if an amendment or modification to the related management contract and master marketing and sale contract does not materially and adversely affect the Lenders, the Servicer shall send a copy of such amendment or modification to the Administrative Agent with the Monthly Report to be delivered subsequent to the effective date of such amendment or modification.
(d)    In the event any Lien (other than a Permitted Lien) attaches to any Timeshare Loan or related collateral from any Person claiming from and through a Diamond Resorts Entity which materially adversely affects the Borrower’s interest in such Timeshare Loan, the Servicer shall, within the earlier to occur of ten Business Days after receiving notice of such attachment or the respective lienholders’ action to foreclose on such lien, either (i) cause such Lien to be released of record, (ii) provide the Collateral Agent with a bond in accordance with the applicable laws of the state in which the Timeshare Property is located, issued by a corporate surety acceptable to the Administrative Agent, in an amount and in form reasonably acceptable to the Administrative Agent or (iii) provide the Administrative Agent with such other security as the Administrative Agent may reasonably require.
(e)    The Servicer shall: (i) promptly notify the Collateral Agent, the Lenders and the Administrative Agent of (A) receiving notice of any claim, action or proceeding which may be reasonably expected to have a material adverse effect on the Subject Collateral, or any material part thereof, and (B) any action, suit, proceeding, order or injunction of which Servicer becomes aware after the date hereof pending or threatened against or affecting Servicer or any Affiliate which may be reasonably expected to have a material adverse effect on the Subject Collateral or the Servicer’s ability to service the same; (ii) at the request of Collateral Agent with respect to a claim or action or proceeding which arises from or through the Servicer or one of its Affiliates, appear in and defend, at Servicer’s expense, any such claim, action or proceeding which would have a material adverse

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effect on the Timeshare Loans or the Servicer’s ability to service the same; and (iii) comply in all respects, and shall cause all Affiliates to comply in all respects, with the terms of any orders imposed on such Person by any governmental authority the failure to comply with which would have a material adverse effect on the Timeshare Loans or the Servicer’s ability to service the same.
(f)    Except as contemplated by the Transaction Documents, the Servicer shall not, and shall not permit any Person to, encumber, pledge or otherwise grant a Lien (other than in the normal course of business) or security interest in and to the Reservation System (including, without limitation, all hardware, software and data in respect thereof) and furthermore agrees, and shall use commercially reasonable efforts to keep the Reservation System operational, not to dispose of the same and to allow the Collection the use of, and access to, the Reservation System.
(g)    The initial Servicer shall (i) notify the Administrative Agent and each of the Lenders ten days prior to any material amendment or change to the Collection Policy or the Underwriting Guidelines and (ii) obtain the Administrative Agent’s prior written consent (which consent will not be unreasonably withheld or delayed) for any material amendment or change; provided, that the Servicer may immediately implement any changes (and provide notice to the Administrative Agent subsequent thereto) as may be required under applicable law from time to time upon the reasonable determination of the Servicer; and provided, further, that the Servicer shall deliver a copy of any non-material amendments or changes to the Collection Policy or the Underwriting Guidelines to the Administrative Agent, each of the Lenders and the Collateral Agent with the Monthly Servicer Report to be delivered subsequent to the effective date of such amendments or changes.
(h)    In connection with the Servicer’s duties under (vii), (viii), (ix) and (x) of subsection (a) above, the Servicer will undertake such duties in the ordinary course in a manner similar and consistent with (or better than) the manner in which the Servicer sells or markets other Timeshare Interests it or its Affiliates owns. In addition, in connection with the Servicer’s duties under (viii), (ix) and (x) of subsection (a) above, the Servicer agrees that it shall remarket and sell the Timeshare Interests related to the Timeshare Loans owned by the Borrower before it remarkets and sells Timeshare Interests of the same type owned by the Servicer or any of the Servicer’s Affiliates (other than Affiliates engaged primarily in Receivables Securitizations).
(i)    To the extent that any Timeshare Interest related to a 60-Day Plus Delinquent Loan is not a Retained Asset and is remarketed, or that a Retained Asset is subsequently remarketed or otherwise sold, the Servicer agrees that it shall require that Liquidation Proceeds be in the form of cash only.
(j)    [Reserved].
(k)    Notwithstanding any discretion provided in the Collection Policy, the initial Servicer hereby covenants that, with respect to a Timeshare Interest underlying a Right-to-Use Loan that is 181 days past due or a Right-to-Use Loan that is less than 181 days past due but for the Servicer has determined should be “charged-off”, it will re-market such Timeshare Interest within 30 days from such 181st date or date of determination and deposit the proceeds therefrom into the Collection Account within such 30-day time period; provided, however, that the foregoing 30-day requirement shall not apply to Right-to-Use Loans that are subject to the (1) the Servicemembers Civil Relief

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Act of 2003, (2) where the related Obligor is a debtor in a bankruptcy case, (3) where the related Obligor has demanded a UCC foreclosure or (4) where the related Obligor is a Foreign Obligor (other than Canadian Obligors).
(l)    Notwithstanding any discretion provided in the Collection Policy, the initial Servicer hereby covenants that, with respect to a Timeshare Property underlying a Mortgage Loan that is 181 days past due or a Mortgage Loan that is less than 181 days past due but for the Servicer has determined should be “charged-off”, it will forward the Mortgage Loan to outside legal counsel to commence foreclosure proceedings and it will re-market such Timeshare Property within 30-days following completion of foreclosure date and deposit the proceeds therefrom into the Collection Account within such 30-day time period.

SECTION 5.4	Servicer Events of Default.
(a)    If any Servicer Event of Default shall have occurred and not been waived hereunder, the Collateral Agent, upon notice from the Administrative Agent shall, terminate, on behalf of the Lenders, by notice in writing to the Servicer, all of the rights and obligations of the Servicer, as Servicer under this Agreement.
(b)    If any Authorized Officer of the Servicer shall have knowledge of the occurrence of a default by the Servicer hereunder or a Servicer Event of Default, the Servicer shall promptly notify the Collateral Agent, the Borrower, the Administrative Agent and each Lender, and shall specify in such notice the action, if any, the Servicer is taking in respect of such default or Servicer Event of Default. Unless consented to by the Administrative Agent, neither the Borrower nor the Collateral Agent may waive any Servicer Event of Default.
(c)    If any Servicer Event of Default shall have occurred and not been waived hereunder, the Collateral Agent shall direct and the Servicer shall cause to be delivered notices to the Obligors related to the Timeshare Loans instructing such Obligors to remit payments in respect thereof to a lockbox account specified by the Collateral Agent, such lockbox to be maintained as an Eligible Bank Account for the benefit of the Lenders.

SECTION 5.5	Accountings; Statements and Reports.
(a)    Monthly Servicer Report. Not later than the fourth Business Day preceding a Payment Date, the Servicer shall deliver to the Borrower, the Collateral Agent, the Paying Agent, the Back-Up Servicer, the Qualified Hedge Counterparty (if any), each Lender and the Administrative Agent a report (the “Monthly Servicer Report”) substantially in the form of Exhibit D hereto, detailing certain activity relating to the Timeshare Loans. The Monthly Servicer Report shall be completed with the information specified therein for the related Due Period and shall contain such other information as may be reasonably requested by the Borrower, the Collateral Agent, the Paying Agent, any Lender or the Administrative Agent in writing at least five Business Days prior to the date on which the Servicer is required to deliver the Monthly Servicer Report. Each such Monthly Servicer Report shall be accompanied by an Officer’s Certificate of the Servicer in the form of Exhibit E hereto, certifying the accuracy of the computations reflected in such Monthly

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Servicer Report. The Servicer agrees to consult and cooperate with the Administrative Agent in the preparation of the Monthly Servicer Report.
(b)    Certification as to Compliance. The Servicer shall deliver to the Borrower, the Collateral Agent, the Paying Agent, the Administrative Agent and each Lender, an Officer’s Certificate on or about December 31 of each year commencing in 2016: (i) to the effect that a review of the activities of the Servicer’s performance under this Agreement during 2016 and each following year for so long as this Agreement is in effect has been made under the supervision of the officers executing such Officer’s Certificate with a view to determining whether during such period the Servicer had performed and observed all of its obligations under this Agreement, and either (A) stating that based on such review no Servicer Event of Default is known to have occurred and is continuing, or (B) if such a Servicer Event of Default is known to have occurred and is continuing, specifying such Servicer Event of Default and the nature and status thereof, and (ii) describing in reasonable detail to his knowledge any occurrence in respect of any Timeshare Loan which would be of adverse significance to a Person owning such Timeshare Loan.
(c)    Annual Accountants’ Reports. Within 120 days of the Servicer’s fiscal year end commencing with the end of the 2016 fiscal year, the Servicer shall:
(i)     cause a firm of independent public accountants or other diligence firm approved by the Administrative Agent to furnish a certificate or statement (and the Servicer shall provide a copy of such certificate or statement to the Borrower, the Collateral Agent, the Paying Agent and the Administrative Agent), to the effect that such firm has performed certain procedures with respect to the Servicer’s servicing controls and procedures for the previous fiscal year and that, on the basis of such firms’ procedures, conducted substantially in compliance with standards established by the American Institute of Certified Public Accountants, nothing has come to the attention of such firm indicating that the Servicer has not complied with the minimum servicing standards identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America (“USAP”), except for such significant exceptions or errors that, in the opinion of such firm, it is required to report;
(ii)    cause a firm of independent public accountants or other diligence firm approved by the Administrative Agent to furnish a certificate or statement to the Borrower, the Collateral Agent, the Paying Agent and the Administrative Agent, to the effect that such firm has (A) read this Agreement, (B) has performed certain procedures, in accordance with USAP, with respect to the records and calculations set forth in the Monthly Servicer Reports delivered by the Servicer during the reporting period and certain specified documents and records relating to the servicing of the Timeshare Loans and the reporting requirements with respect thereto and (C) on the basis of such firm’s procedures, certifies that except for such exceptions as such firm shall believe immaterial and such other exceptions as shall be set forth in such statement, (1) the information set forth in such Monthly Servicer Reports was correct; and (2) the servicing and reporting requirements have been conducted in compliance with this Agreement; and

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(iii)    cause a firm of independent public accountants or other diligence firm approved by the Administrative Agent to furnish a certificate or statement to the Borrower, the Collateral Agent, the Paying Agent and the Administrative Agent, to the effect that such firm has, using a sample of Timeshare Loans, confirmed that (A) charge-offs have been made in accordance with the policies of the Servicer and in accordance with the Transaction Documents, (B) current outstanding Loan Balances are accurate, (C) remittances to the Trust Accounts are timely and accurate, (D) any automated clearing house debits have been made properly, and (E) the data from the Monthly Servicer Reports agree with data in the Servicer’s systems.
In the event such independent public accountants require the Collateral Agent and Paying Agent to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to this Section 5.05(c), the Servicer shall direct the Collateral Agent and Paying Agent in writing to so agree; it being understood and agreed that the Collateral Agent and Paying Agent will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Collateral Agent and Paying Agent have not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.
(d)    Report on Proceedings and Servicer Event of Default. (i) Promptly upon the Servicer’s becoming aware of any proposed or pending investigation of it by any Governmental Authority or any court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or conditions (financial or otherwise) of the Servicer and subsidiaries, as a whole, a written notice specifying the nature of such investigation or proceeding and what action the Servicer is taking or proposes to take with respect thereto and evaluating its merits, or (ii) immediately upon becoming aware of the existence of any condition or event which constitutes a Servicer Event of Default, a written notice to the Borrower, the Collateral Agent and Paying Agent, the Qualified Hedge Counterparty (if any), each Lender and the Administrative Agent describing its nature and period of existence and what action the Servicer is taking or proposes to take with respect thereto.
(e)    Reports. The initial Servicer will cause to be delivered all reports required to be delivered by Diamond Resorts Corporation under the Loan Agreement.

SECTION 5.6	Records.
The Servicer shall maintain all data for which it is responsible (including, without limitation, computerized tapes or disks) relating directly to or maintained in connection with the servicing of the Timeshare Loans (which data and records shall be clearly marked to reflect that the Timeshare Loans have been Granted to the Collateral Agent on behalf of the Lenders and constitute property of the Subject Collateral) at the address specified in Section 13.2 hereof or, upon 15 days’ notice to the Borrower and the Collateral Agent, at such other place where any Servicing Officer of the Servicer is located, and shall give the Borrower and the Collateral Agent or their authorized agents access to all such information at all reasonable times, upon 72 hours’ written notice.

SECTION 5.7	Fidelity Bond; Errors and Omissions Insurance.

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The Servicer shall maintain or cause to be maintained a fidelity bond and errors and omissions insurance with respect to the Servicer in such form and amount as is customary for institutions acting as custodian of funds in respect of timeshare loans or receivables on behalf of institutional investors. Any such fidelity bond or errors and omissions insurance shall be maintained in a form and amount that would meet the requirements of prudent institutional loan servicers.
No provision of this Section 5.7 requiring such fidelity bond and errors and omissions insurance policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and errors and omissions insurance policy which, by the terms of such fidelity bond and such errors and omissions insurance policy, the coverage afforded thereunder extends to the Servicer. Upon a request of the Collateral Agent, the Servicer shall deliver to the Collateral Agent, a certification evidencing coverage under such fidelity bond or such errors and omissions insurance policy. Any such fidelity bond or errors and omissions insurance policy shall not be canceled or reduced without ten days’ prior written notice to the Collateral Agent.

SECTION 5.8	Merger or Consolidation of the Servicer or Back-Up Servicer.
(a)    The Servicer shall promptly provide written notice to the Collateral Agent and the Administrative Agent of any merger or consolidation of the Servicer. The Servicer shall keep in full effect its existence, rights and franchise as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Timeshare Loans and to perform its duties under this Agreement.
(b)    Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) is a company whose business includes the servicing of assets similar to the Timeshare Loans and shall be authorized to transact business in the state or states in which the related Timeshare Properties it is to service are situated; (ii) is a U.S. Person, and (iii) delivers to the Collateral Agent (A) an agreement, in form and substance reasonably satisfactory to the Collateral Agent and the Lenders, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement and (B) an Opinion of Counsel as to the enforceability of such agreement.
(c)    Notwithstanding anything else in this Agreement to the contrary, any entity into which the Back-up Servicer (including in its capacity as Successor Servicer) may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Back-up Servicer (including in its capacity as Successor Servicer) shall be a party, or any entity succeeding to the corporate trust business of the Back-up Servicer,

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shall be the successor of the Back-up Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 5.9	Sub-Servicing.
(a)    The Servicer may enter into one or more subservicing agreements with a subservicer so long as any such subservicer and subservicing agreement which, with respect to the initial Servicer, are each reasonably acceptable to the Administrative Agent. References herein to actions taken or to be taken by the Servicer in servicing the Timeshare Loans include actions taken or to be taken by a subservicer on behalf of the Servicer. Any subservicing agreement will be upon such terms and conditions as the Servicer may reasonably agree and as are not inconsistent with this Agreement. The Servicer will be responsible for compliance with the Fair Debt Collection Practices Act and any other applicable laws, rules or regulations by any entity to which the Servicer delegates its duties. The Servicer shall be solely responsible for any subservicing fees.
(b)    Notwithstanding any subservicing agreement, the Servicer (and the Successor Servicer if it is acting as such pursuant to Section 5.16 hereof) shall remain obligated and liable for the servicing and administering of the Timeshare Loans in accordance with this Agreement without diminution of such obligation or liability by virtue of such subservicing agreement and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Timeshare Loans.

SECTION 5.10	Servicer and Back-up Servicer Resignation.
(a)    The Servicer shall not resign from the duties and obligations hereby imposed on it under this Agreement unless and until (a) it determines that by reason of a change in legal or regulatory requirements the performance of its duties under this Agreement would cause it to be in violation of such requirements, (b) the Successor Servicer shall have assumed the responsibilities and obligations of the Servicer hereunder, and (c) the Collateral Agent shall have received the consent of the Administrative Agent. Upon such resignation, the Servicer shall comply with Section 5.16(f) hereof.
(b)    The Back-up Servicer shall not resign from the duties and obligations hereby imposed on it under this Agreement unless and until (i) it determines that by reason of a change in legal or regulatory requirements the performance of its duties under this Agreement would cause it to be in violation of such requirements and (ii) a successor Back-up Servicer shall have been appointed by Administrative Agent and has assumed the responsibilities and obligations of the Back-up Servicer hereunder. If no successor Back-up Servicer shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Back-up Servicer may petition any court of competent jurisdiction for the appointment of a successor Back-up Servicer (any fees, costs and expenses (including attorney fees and expenses) incurred by the Back-up Servicer in connection therewith to be reimbursed to the Back-up Servicer as a Back-up Servicer Expense.

SECTION 5.11	Fees and Expenses.

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As compensation for the performance of its obligations under this Agreement, the Servicer shall be entitled to receive on each Payment Date, from amounts on deposit in the Collection Account and in the priorities described in Section 3.4 and Section 6.6 hereof, the Servicing Fee and as additional compensation, the amounts described in Section 5.2(b) hereof. Other than Liquidation Expenses, the Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder.

SECTION 5.12	Access to Certain Documentation.
Upon five Business Days’ prior written notice (or without prior written notice following a Servicer Event of Default), the Servicer will, from time to time during regular business hours, as requested by the Borrower, the Collateral Agent, the Back-Up Servicer, the Administrative Agent or any Lender, at the expense of the Servicer, permit such Borrower, Collateral Agent, Back-Up Servicer, Administrative Agent or Lender or its agents or representatives, as the case may be, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Servicer relating to the servicing of the Timeshare Loans serviced by it and (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Timeshare Loans with any of the officers, employees or accountants of the Servicer having knowledge of such matters. Nothing in this Section 5.12 shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 5.12.

SECTION 5.13	No Offset.
Prior to the termination of this Agreement, the obligations of Servicer under this Agreement shall not be subject to any defense, counterclaim or right of offset which the Servicer has or may have against the Borrower, the Collateral Agent or the Paying Agent, the Administrative Agent or any Lender, whether in respect of this Agreement, any Timeshare Loan or otherwise.

SECTION 5.14	Cooperation.
The Collateral Agent agrees to cooperate with the Servicer in connection with the Servicer’s preparation of the Monthly Servicer Report, including without limitation, providing account balances of Trust Accounts and notification of the Events of Default or Amortization Events and other information of which the Collateral Agent has actual knowledge which may affect the Monthly Servicer Report.

SECTION 5.15	Indemnification, Third Party Claim.
The Servicer agrees to indemnify the Borrower, the Collateral Agent, the Paying Agent, Back-Up Servicer, the Custodian, the Administrative Agent and the Lenders (collectively, the “Indemnified Parties”) from and against any and all actual damages (excluding economic losses related to the collectability of any Timeshare Loan), claims, losses, reasonable attorneys’ fees and related costs (including reasonable legal fees and expenses, and including any legal fees, costs and

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expenses incurred in connection with any enforcement (including any action, claim or suit brought by any indemnified party) of any indemnification or other obligation of the indemnifying party or others hereunder), judgments, and any other costs, fees and expenses that each may sustain (collectively, the “Indemnified Amounts”) because of the failure of the Servicer to service the Timeshare Loans in accordance with the Servicing Standard or otherwise perform its obligations and duties hereunder in compliance with the terms of this Agreement, or because of any act or omission by the Servicer due to its negligence or willful misconduct in connection with its maintenance and custody of any funds, documents and records under this Agreement, or its release thereof except as contemplated by this Agreement. The Servicer shall immediately notify the Borrower, the Administrative Agent, the Collateral Agent, the Paying Agent, the Back-Up Servicer and the Custodian if it has knowledge or should have knowledge of a claim made by a third party with respect to the Timeshare Loans, and, if such claim relates to the servicing of the Timeshare Loans by the Servicer, assume, with the consent of the Collateral Agent and/or the Paying Agent, the Back-Up Servicer and the Custodian, as applicable, the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it. This Section 5.15 shall survive the termination of this Agreement or the assignment, resignation or removal of the Servicer or any of the indemnified parties hereunder. The indemnified parties in this paragraph of Section 5.15 agree that any indemnification by the Servicer, to the extent not paid by the Servicer, shall be reimbursed in accordance with Section 3.4 or 6.6 hereof, as applicable.
The Borrower agrees to indemnify, defend, and hold harmless the Collateral Agent, the Paying Agent, the Servicer, the Custodian and the Back-up Servicer and each of their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys’ fees and expenses, and including any legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim or suit brought by any indemnifying party) of any indemnification or other obligation of the indemnifying party or others hereunder) arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, except, with respect to any such indemnified party, to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misconduct, bad faith or gross negligence of such indemnified party, as conclusively determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. Indemnification under this paragraph of Section 5.15 by the Borrower shall survive the termination of this Agreement or the assignment, resignation or removal of any of the indemnified parties. The indemnified parties in this paragraph of Section 5.15 agree that any indemnification by the Borrower shall be subject to the priority of distributions in Sections 3.4 and 6.6, as applicable, and such obligations are limited recourse obligations of the Borrower payable solely from the Subject Collateral.
If any Person ever alleges such willful misconduct, bad faith or gross negligence by any indemnified party, the indemnification provided for in this section shall nonetheless be paid as set forth herein, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged willful misconduct, bad faith or gross negligence.

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SECTION 5.16	Back-Up Servicer and Successor Servicer.
(a)    Subject to the terms and conditions herein, the Borrower hereby appoints Wells Fargo Bank, National Association as the initial Back-Up Servicer hereunder. The Back-Up Servicer shall perform all of its duties hereunder in accordance with applicable law, the terms of this Agreement, the respective Timeshare Loans and, to the extent consistent with the foregoing, in accordance with its customary and usual procedures. The Back-Up Servicer shall be compensated for its services hereunder by the Back-Up Servicing Fee, and shall be entitled to its Back-up Servicer Expenses, indemnities and Transition Expenses.
(b)    Not later than the fourth Business Day preceding a Payment Date (unless otherwise requested more frequently by the Collateral Agent), the Servicer shall prepare and deliver to the Back-Up Servicer: (i) a copy of the Monthly Servicer Report and all other reports and notices, if any, delivered to the Borrower and the Collateral Agent (collectively, the “Monthly Reports”); (ii) a computer file or files stored on compact disc, magnetic tape or provided electronically, prepared in accordance with the record layout for data conversion attached hereto as Exhibit F and made a part hereof (the “Tape(s)”); and (iii) a computer file or files stored on compact disc, magnetic tape or provided electronically containing cumulative payment history for the Timeshare Loans, including servicing collection notes (the “Collection Reports”). The Tape(s) shall contain (y) all information with respect to the Timeshare Loans as of the close of business on the last day of the Due Period necessary to store the appropriate data in the Back-Up Servicer’s system from which the Back-Up Servicer will be capable of preparing a daily trial balance relating to the data and (z) an initial trial balance showing balances of the Timeshare Loans as of the last business day corresponding to the date of the Tape(s) (the “Initial Trial Balance”). The Back-Up Servicer shall have no obligations as to the Collection Reports other than to insure that they are able to be opened and read (which it shall determine promptly upon receipt). The Servicer shall give prompt written notice to the Collateral Agent, the Back-Up Servicer and the Administrative Agent of any modifications in the Servicer’s servicing systems.
(c)    The Back-Up Servicer shall use the Tape(s) and Initial Trial Balance to ensure that the Monthly Reports are complete on their face and the following items in such Monthly Reports have been accurately calculated, if applicable, and reported: (i) the Aggregate Timeshare Loan Balance, (ii) the aggregate Outstanding Loan Balance, (iii) the payments to be made pursuant to Section 3.4 hereof, (iv) the Default Level, (v) the Delinquency Level and (vi) Gross Excess Spread Level. The Back-Up Servicer shall give prompt written notice to the Collateral Agent and the Administrative Agent of any discrepancies discovered pursuant to its review of the items required by this Section 5.16(c) or if any of the items in Section 5.16(b) cannot be open and read.
(d)    Other than the duties specifically set forth in this Agreement and those additional standard reports or services the Servicer or the Collateral Agent may request of the Back-Up Servicer from time to time, the Back-Up Servicer shall have no obligation hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Back-Up Servicer shall have no liability for any action taken or omitted to be taken by the Servicer.
(e)    From and after the receipt by the Servicer of a written termination notice pursuant to Section 5.4(a) hereof, the resignation of the Servicer pursuant to Section 5.10 hereof, and upon

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written notice thereof to the Back-Up Servicer from the Collateral Agent, all authority and power of the Servicer under this Agreement, whether with respect to the Timeshare Loans or otherwise, shall pass to and be vested in the Back-Up Servicer, as the Successor Servicer, on the Assumption Date (as defined in Section 5.16(f) hereof).
(f)    The Servicer shall perform such actions as are reasonably necessary to assist the Collateral Agent and the Successor Servicer in such transfer of the Servicer’s duties and obligations pursuant to Section 5.16(e) hereof. The Servicer agrees that it shall promptly (and in any event no later than five Business Days subsequent to its receipt of the notice of termination) provide the Successor Servicer (with costs being borne by the Servicer) with all documents and records (including, without limitation, those in electronic form) reasonably requested by it to enable the Successor Servicer to assume the Servicer’s duties and obligations hereunder, and shall cooperate with the Successor Servicer in effecting the assumption by the Successor Servicer of the Servicer’s obligations hereunder, including, without limitation, the transfer within two Business Days to the Successor Servicer for administration by it of all cash amounts which shall at the time or thereafter received by it with respect to the Timeshare Loans (provided, however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination). If the Servicer fails to undertake such action as is reasonably necessary to effectuate such transfer of its duties and obligations, the Collateral Agent, or the Successor Servicer if so directed by the Collateral Agent, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things reasonably necessary to effect the purposes of such notice of termination. Promptly after receipt by the Successor Servicer of such documents and records, the Successor Servicer will commence the performance of such servicing duties and obligations as successor Servicer in accordance with the terms and conditions of this Agreement (such date, the “Assumption Date”), and from and after the Assumption Date the Successor Servicer shall receive the Servicing Fee and agrees to and shall be bound by all of the provisions of this Article V and any other provisions of this Agreement relating to the duties and obligations of the Servicer, except as otherwise specifically provided herein.
(i)    Notwithstanding anything contained in this Agreement to the contrary, the Successor Servicer is authorized to accept and rely on all of the accounting, records (including computer records) and work of the Servicer relating to the Timeshare Loans (collectively, the “Predecessor Servicer Work Product”) without any audit or other examination thereof, and the Successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the Successor Servicer making or continuing any Errors (collectively, “Continued Errors”), the Successor Servicer shall have no duty, responsibility, obligation or liability for such Continued Errors; provided, however, that the Successor Servicer agrees to use its best efforts to prevent further Continued Errors. In the event that the Successor Servicer becomes aware of Errors or Continued Errors, the Successor Servicer shall, with the prior consent of the Administrative Agent, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such

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Errors and Continued Errors and to prevent future Continued Errors and shall be entitled to recover its costs thereby.
(ii)    The Successor Servicer shall have: (A) no liability with respect to any obligation which was required to be performed by the terminated or resigned Servicer prior to the Assumption Date or any claim of a third party based on any alleged action or inaction of the terminated or resigned Servicer, (B) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (C) no obligation to pay any taxes required to be paid by the Servicer, (D) no obligation to pay any of the fees and expenses of any other party involved in this transaction and (E) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer including the original Servicer.
(g)    In the event that Wells Fargo Bank, National Association as the initial Back-Up Servicer fails or is unable to act as Back-Up Servicer and/or as Successor Servicer for any reason, the Collateral Agent may enter into a back-up servicing agreement with a back-up servicer, and may appoint a successor servicer to act under this Agreement, in either event on such terms and conditions as are provided herein as to the Back-Up Servicer or the Successor Servicer, as applicable, or on such other terms and conditions as may be reasonably acceptable to the Administrative Agent.

SECTION 5.17	Limitation of Liability.
It is expressly understood and agreed by the parties hereto that DFS is executing this Agreement solely as Servicer and DFS undertakes to perform such duties and only such duties as are specifically set forth in this Agreement applicable to the Servicer. It is expressly understood and agreed by the parties hereto that Wells Fargo Bank, National Association, is executing this Agreement solely as Collateral Agent, Paying Agent, Custodian and the Back-Up Servicer, and Wells Fargo Bank, National Association undertakes to perform such duties and only such duties as are specifically set forth in this Agreement applicable to the Collateral Agent, Paying Agent, Custodian and the Back-Up Servicer, the Back-Up Servicer as Successor Servicer, as the case may be.

SECTION 5.18	Recordation.
To the extent applicable, the Servicer agrees to cause all evidences of recordation of the original Mortgage and Installment Sale Notice to be delivered to the Custodian to be held as part of the Timeshare Loan Files. After the occurrence of an event which, but for the passage of time or the giving of notice or both, would constitute an Event of Default, if so directed by the Administrative Agent, the Collateral Agent shall cause either the Custodian or a third party appointed by the Collateral Agent to complete the assignments of mortgage and (at the Servicer’s expense) record such assignments of mortgage in all appropriate jurisdictions.

SECTION 5.19	St. Maarten Notice.
Within 45 days of any Funding Date or any Transfer Date (with respect to a Qualified Substitute Timeshare Loan), as the case may be, the Servicer shall give notice to each Obligor under a Timeshare Loan with respect to any Resort in the territory of St. Maarten that such Timeshare

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Loan has been transferred and assigned to the Collateral Agent, in trust, for the benefit of the Lenders. Such notice may include any notice or notices that the Borrower’s predecessors in title to the Timeshare Loan may give to the same Obligor with respect to any transfers and assignments of the Timeshare Loan by such predecessors. Such notice shall be in the form attached hereto as Exhibit G, as the same may be amended, revised or substituted by the Collateral Agent and the Servicer from time to time.
ARTICLE VI
EVENTS OF DEFAULT; REMEDIES

SECTION 6.1	[Reserved].

SECTION 6.2	Acceleration of Maturity; Rescission and Annulment.
(a)    If an Event of Default of the kind specified in clause (e) or clause (f) of the definition of “Event of Default” occurs, the Asset Backed Loan shall automatically become due and payable at the Outstanding Loan Balance together with all accrued and unpaid interest thereon. If an Event of Default (other than an Event of Default of the kind described in the preceding sentence) shall occur and is continuing, the Collateral Agent shall, upon written notice and direction from the Administrative Agent, declare the Asset Backed Loan to be immediately due and payable at the Outstanding Loan Balance together with all accrued and unpaid interest thereon. Upon any such declaration or automatic acceleration, the Outstanding Loan Balance together with all accrued and unpaid interest thereon shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. The Collateral Agent shall promptly send a notice of any declaration or automatic acceleration to the Administrative Agent and to each Lender.
(b)    [Reserved].
(c)    The Collateral Agent shall provide notice to the Qualified Hedge Counterparty (if any) of the occurrence of an Event of Default for which it has received written notice and any acceleration of the Asset Backed Loan hereunder.

SECTION 6.3	Remedies.
(a)    If an Event of Default with respect to the Asset Backed Loan occurs and is continuing of which a Responsible Officer of the Collateral Agent has received written notice, the Collateral Agent shall immediately give notice to the Administrative Agent and the Qualified Hedge Counterparty (if any) as set forth in Section 7.2 hereof and shall solicit the Administrative Agent for advice. The Collateral Agent shall then take such action as so directed by the Administrative Agent subject to the provisions of this Agreement.
(b)    Following any acceleration of the Asset Backed Loan, the Collateral Agent shall have all of the rights, powers and remedies with respect to the Subject Collateral as are available to secured parties under the UCC or other applicable law, subject to subsection (d) below.

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(c)    (i)    [Reserved].
(ii)    If an Event of Default occurs and is continuing, the Collateral Agent, at the instruction of the Administrative Agent shall, proceed to protect and enforce its rights and the rights of the Lenders by such appropriate judicial or other proceedings as the Administrative Agent shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. The Collateral Agent shall notify the Borrower, the Administrative Agent and the Servicer of any such action.
(d)    Following the occurrence of an Event of Default and acceleration of the Loans pursuant to this Section 6.3, upon written request from the Administrative Agent, the Collateral Agent shall, to the extent lawful, promptly sell, dispose of or otherwise liquidate the Timeshare Loans as directed by the Administrative Agent.

SECTION 6.4	Collateral Agent May File Proofs of Claim.
(a)    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or the property of the Borrower, the Collateral Agent (irrespective of whether the principal of the Asset Backed Loan shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Collateral Agent shall have made any demand on the Borrower for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(i)    to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Asset Backed Loan and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Collateral Agent and any predecessor Collateral Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and any predecessor Collateral Agent, their agents and counsel) and of the Lenders allowed in such judicial proceeding;
(ii)    to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and
(iii)    to participate as a member, voting or otherwise, of any official committee of creditors appointed in such matter;
and any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Collateral Agent and to pay to the Collateral Agent any amount due it for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and any predecessor Collateral Agent, their agents and counsel, and any other amounts due the Collateral Agent and any predecessor Collateral Agent under Section 7.6 hereof.

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(b)    Nothing herein contained shall be deemed to authorize the Collateral Agent to authorize or consent to or accept or adopt on behalf of the Administrative Agent or any Lender any plan of reorganization, agreement, adjustment or composition affecting the Asset Backed Loan or the rights of any Lender thereof or affecting the Timeshare Loans or the other assets constituting the Subject Collateral or to authorize the Collateral Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 6.5	Collateral Agent May Enforce Claims Without Possession of Notes.
All rights of action and claims under this Agreement, the Asset Backed Loan, the Timeshare Loans or the other assets constituting the Subject Collateral may be prosecuted and enforced by the Collateral Agent without the possession of any Note or the production thereof in any proceeding relating thereto, and any recovery of judgment shall, after provisions for the payment of the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and any predecessor Collateral Agent, their agents and counsel, be for the benefit of the Lenders in respect of which such judgment has been recovered, and pursuant to the priorities contemplated by Section 3.4 hereof.

SECTION 6.6	Allocation of Money Collected.
Subject to the following paragraph, if the Asset Backed Loan has been declared, have automatically become, or otherwise become due and payable following an Event of Default and such declaration or automatic acceleration has not been rescinded or annulled, any money collected by the Collateral Agent in respect of the Subject Collateral and any other money that may be held thereafter by the Collateral Agent as security for the Asset Backed Loan shall be applied in the following order, at the date or dates fixed by the Administrative Agent and, in case of the distribution of such money on account of principal or interest, without presentment of any Notes:
(i)    to the Collateral Agent, the Paying Agent, the Custodian and the Back-Up Servicer, ratably based on their respective entitlements, any unpaid amounts due under the Transaction Documents;
(ii)    to the Qualified Hedge Counterparty (if any), any payments due to the Hedge Counterparty under any Hedge Agreement, if any (other than any termination payment with respect to which the Qualified Hedge Counterparty is the “Defaulting Party” or the sole “Affected Party” (as such terms are defined in the applicable Hedge Agreement));
(iii)    to the Servicer, any unpaid Servicing Fees; provided, however, that immediately after receipt of such Servicing Fees, the Servicer shall remit the Borrower’s portion of any then due and owing Lockbox Bank Fees to each Lockbox Bank;
(iv)    [Reserved];
(v)    to the Administrative Agent, for further payment to each Lender, its Non-Usage Fees;

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(vi)    to the Administrative Agent, for further payment to each Lender, its portion of the Interest Distribution Amount;
(vii)    to the Administrative Agent, for further payment to each Lender, all remaining amounts until the Outstanding Loan Balance is reduced to zero;
(viii)    to the Administrative Agent, for further payment to each Lender, to the extent applicable, all other amounts due and unpaid under any Transaction Document;
(ix)    to the Hedge Counterparty (if any), any amounts due under the Hedge Agreements not paid in (ii) above; and
(x)    to the Borrower, any remaining amounts.
Notwithstanding the foregoing paragraph, if the Asset Backed Loan has become due and payable following an Event of Default specified in clause (e) or (f) of the definition of “Event of Default” and the Collateral Agent shall not have effected a sale of the assets pursuant to Section 6.16 hereof comprising the Subject Collateral, any money collected by the Collateral Agent in respect of the Subject Collateral shall be applied in accordance with the priorities specified in Section 3.4 hereof.

SECTION 6.7	Limitation on Suits.
No Lender, solely by virtue of its status as Lender, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement.

SECTION 6.8	Unconditional Right of Lenders to Receive Principal and Interest.
Notwithstanding any other provision in this Agreement, other than the provisions hereof limiting the right to recover amounts due under the Asset Backed Loan to recoveries from the property comprising the Subject Collateral, each Lender shall have the absolute and unconditional right to receive payment of the principal of and interest on the Borrowing comprising its portion of the Asset Backed Loan as such payments of principal and interest become due, including the Stated Maturity, and such right shall not be impaired without the consent of such Lender.

SECTION 6.9	Restoration of Rights and Remedies.
If the Collateral Agent has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Collateral Agent, then and in every such case, subject to any determination in such proceeding, the Borrower and the Collateral Agent shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Collateral Agent continue as though no such proceeding had been instituted.

SECTION 6.10	Rights and Remedies Cumulative.

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No right or remedy herein conferred upon or reserved to the Collateral Agent or to the Lenders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 6.11	Delay or Omission Not Waiver.
No delay or omission of the Collateral Agent to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Collateral Agent may be exercised from time to time, and as often as may be deemed expedient, by the Collateral Agent.

SECTION 6.12	Control by Administrative Agent.
Except as may otherwise be provided in this Agreement, the Administrative Agent shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Collateral Agent, or exercising any power conferred on the Collateral Agent, with respect to the Asset Backed Loan. Notwithstanding the foregoing:
(i)    no such direction shall be in conflict with any rule of law or with this Agreement;
(ii)    the Collateral Agent shall not be required to follow any such direction which the Collateral Agent reasonably believes might result in any personal liability on the part of the Collateral Agent for which the Collateral Agent is not adequately indemnified; and
(iii)    the Collateral Agent may take any other action as directed in writing by the Administrative Agent.

SECTION 6.13	Waiver of Events of Default.
(a)    The Administrative Agent may, by one or more instruments in writing, waive any Event of Default on behalf of all Lenders hereunder and its consequences, except a continuing Event of Default:
(i)    in respect of the payment of the principal or interest under the Asset Backed Loan (which may only be waived by all affected Lenders), or
(ii)    in respect of a covenant or provision hereof which under Article 9 hereof cannot be modified or amended without the consent of each affected Lender (which only may be waived by all affected Lenders).
(b)    A copy of each waiver pursuant to Section 6.13(a) hereof shall be furnished by the Borrower to the Collateral Agent, the Paying Agent, each Lender and the Administrative Agent.

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Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

SECTION 6.14	Undertaking for Costs.
All parties to this Agreement agree that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Collateral Agent for any action taken, suffered or omitted by it as Collateral Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.14 shall not apply to any suit instituted by the Collateral Agent or to any suit instituted by the Administrative Agent or a Lender for the enforcement of the payment of the principal of or interest under the Asset Backed Loan on or after the maturities for such payment, including the Stated Maturity as applicable.

SECTION 6.15	Waiver of Stay or Extension Laws.
The Borrower covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Borrower (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 6.16	Sale of Subject Collateral.
(a)    The power to effect any sale of any portion of the Subject Collateral pursuant to Section 6.3 hereof shall not be exhausted by any one or more sales as to any portion of the Subject Collateral remaining unsold, but shall continue unimpaired until the entire Subject Collateral so allocated shall have been sold or all amounts payable under the Asset Backed Loan shall have been paid or losses allocated thereto and borne thereby. The Collateral Agent may from time to time, upon directions in accordance with Section 6.12 hereof, postpone any public sale by public announcement made at the time and place of such sale.
(b)    To the extent permitted by applicable law, the Collateral Agent shall not sell to a third party the Subject Collateral, or any portion thereof except as permitted under Section 6.3(d) hereof.
(c)    In connection with a sale of all or any portion of the Subject Collateral:
(i)    any one or more of the Lenders or the owners of the beneficial interests in the Borrower may bid for and purchase the property offered for sale, and upon compliance

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with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Lender may, in paying the purchase money therefor, deliver in lieu of cash any outstanding Asset-Backed Loan or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Notes, in case the amounts so payable pursuant thereto shall be less than the amount due under the Asset Backed Loan, shall be returned to the Lenders after being appropriately stamped to show such partial payment;
(ii)    the Collateral Agent shall execute and deliver an appropriate instrument of conveyance prepared by the Servicer transferring its interest without representation or warranty and without recourse in any portion of the Subject Collateral in connection with a sale thereof,
(iii)    the Collateral Agent is hereby irrevocably appointed the agent and attorney-in-fact of the Borrower to transfer and convey its interest in any portion of the Subject Collateral in connection with a sale thereof, and to take all action necessary to effect such sale;
(iv)    no purchaser or transferee at such a sale shall be bound to ascertain the Collateral Agent’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys; and
(v)    the method, manner, time, place and terms of any, sale of all or any portion of the Subject Collateral shall be commercially reasonable.

SECTION 6.17	Action on the Asset Backed Loan.
The Collateral Agent’s right to seek and recover judgment on the Asset Backed Loan or under this Agreement or any other Transaction Document shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement or any other Transaction Document. Neither the Lien of this Agreement nor any rights or remedies of the Collateral Agent or the Lenders shall be impaired by the recovery of any judgment by the Collateral Agent against the Borrower or by the levy of any execution under such judgment upon any portion of the Subject Collateral or upon any of the assets of the Borrower. Any money or property collected by the Collateral Agent shall be applied in accordance with the provisions of this Agreement.

SECTION 6.18	Performance and Enforcement of Certain Obligations.
Promptly following a request from the Collateral Agent, the Borrower shall take all such lawful action as the Collateral Agent may request to compel or secure the performance and observance by the Diamond Resorts Parties of each of their respective obligations to the Borrower under or in connection with the Sale Agreement and any other Transaction Document and to exercise any and all rights, remedies, powers and privileges lawfully available to the Borrower under or in connection with the Sale Agreement or any other Transaction Document to the extent and in the manner directed by the Collateral Agent, including the transmission of notices of default on the part of a Diamond Resorts Party thereunder and the institution of legal or administrative actions or

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proceedings to compel or secure performance by the Diamond Resorts Parties of each of their obligations under the Sale Agreement and the other Transaction Documents.
ARTICLE VII
THE COLLATERAL AGENT

SECTION 7.1	Certain Duties.
(a)    The Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Collateral Agent (including, without limitation, the duties referred to in Article V hereof during the continuance of a Servicer Event of Default, or a Servicer Event of Default resulting in the appointment of the Back-Up Servicer as Successor Servicer pursuant to Article V hereof). Any permissive or discretionary rights of the Collateral Agent provided for in this Agreement shall not be construed as duties of the Collateral Agent.
(b)    In the absence of bad faith on its part, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Collateral Agent, the Collateral Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement, provided however, the Collateral Agent shall not be required to verify or recalculate the contents thereof.
(c)    The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of the Administrative Agent or any of the Lenders pursuant to this Agreement or any other Transaction Document, unless the Administrative Agent or such Lenders shall have offered to the Collateral Agent security or indemnity (which may be in the form of written assurances) satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.
(d)    No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, as conclusively determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review, except that:
(i)    this Section 7.1(d) shall not be construed to limit the effect of Section 7.1(a) and (b) hereof;
(ii)    the Collateral Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it shall be proved that the Collateral Agent shall have been negligent in ascertaining the pertinent facts; and

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(iii)    the Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the terms of the Transaction Documents or the written direction of the Administrative Agent or Lenders of the requisite principal outstanding amount of the Asset Backed Loan, or in accordance with any written direction delivered to it under Section 6.2(a) hereof, relating to the time, method and place of conducting any proceeding for any remedy available to the Collateral Agent, or exercising any trust or power conferred upon the Collateral Agent, under this Agreement.
(e)    Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent shall be subject to the provisions of this Section 7.1.
(f)    The Collateral Agent makes no representations or warranties with respect to the Timeshare Loans.
(g)    Notwithstanding anything to the contrary herein, the Collateral Agent is not required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

SECTION 7.2	Notice of Events of Default and Amortization Events.
The Collateral Agent shall promptly (but in any event within three Business Days) notify the Borrower, the Servicer, the Administrative Agent and the Qualified Hedge Counterparty (if any) upon a Responsible Officer receiving written notice of any event which constitutes an Amortization Event, an Event of Default or a Servicer Event of Default or would constitute an Amortization Event, an Event of Default or a Servicer Event of Default but for the requirement that notice be given or time elapse or both, provided, however, that this Section 7.2 shall not limit the obligations of the Collateral Agent to provide notices expressly required by this Agreement.

SECTION 7.3	Certain Matters Affecting the Collateral Agent.
Subject to the provisions of Section 7.1:
(a)    The Collateral Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)    Any request or direction of any Lenders, the Borrower, or the Servicer mentioned herein shall be in writing;
(c)    Whenever in the performance of its duties hereunder the Collateral Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Collateral Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate or Opinion of Counsel;

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(d)    The Collateral Agent may consult with counsel and the advice or opinion of such counsel shall be deemed authorization in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon;
(e)    The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper document, unless requested in writing so to do by the Administrative Agent; provided, however, that if the payment within a reasonable time to the Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Collateral Agent, not assured to the Collateral Agent by the security afforded to it by the terms of this Agreement, the Collateral Agent may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Collateral Agent, shall be reimbursed by the Servicer upon demand (and to the extent not so paid, reimbursed as an expense in accordance with Section 3.4 or 6.6 hereof);
(f)    The Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian (which may be Affiliates of the Collateral Agent) and the Collateral Agent shall not be liable for any acts or omissions of such agents, attorneys or custodians appointed with due care by it hereunder;
(g)    Delivery of any reports, information and documents to the Collateral Agent provided for herein is for informational purposes only (unless otherwise expressly stated) and the Collateral Agent’s receipt of such or otherwise publicly-available information shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Servicer’s or the Borrower’s compliance with any of its representations, warranties or covenants hereunder (as to which the Collateral Agent is entitled to rely exclusively on Officers’ Certificates);
(h)    The Collateral Agent shall not be imputed with any knowledge of, or information possessed or obtained by, the Paying Agent, the Back-up Servicer or the Custodian, or any affiliate, line of business, or other division of Wells Fargo and vice versa;
(i)    In no event shall the Collateral Agent or its officers, directors, employees and other agents be held liable for any special, direct, indirect or consequential damages (including lost profits) resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith, even if advised of the possibility of such damages;
(j)    The Administrative Agent and each Lender, by joining the Loan Agreement, represents that it has, independently and without reliance upon the Collateral Agent or any other person, and based on such documents and information as it has deemed appropriate, made its own investment decision in respect of the Loan Agreement. The Administrative Agent and each Lender also represents that it will, independently and without reliance upon the Collateral Agent or any other person, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action, and its right and protections, under this Agreement and in connection with the Loan Agreement. Except for notices, reports and other

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documents expressly required to be furnished to the Administrative Agent and the Lenders by the Collateral Agent under this Agreement, the Collateral Agent shall not have any duty or responsibility to provide the Administrative Agent or any Lender with any other information concerning the transactions contemplated hereby, the Collateral, the Borrower, the Servicer, or any other parties to the Agreement or to any related documents which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, representatives or attorneys-in-fact;
(k)    Nothing herein shall be construed to impose an obligation on the part of the Collateral Agent to recalculate, evaluate, verify or independently determine the accuracy of any report, certificate or other information received from the Borrower, the Servicer or any other Person and the Collateral Agent shall not be responsible for the content or accuracy of any document provided to the Collateral Agent;
(l)    Before the Collateral Agent acts or refrains from taking any action under this Agreement, it may require an officer’s certificate and/or an opinion of counsel from the party requesting that the Collateral Agent act or refrain from acting in form and substance acceptable to the Collateral Agent, the costs of which (including the reasonable attorney’s fees and expenses) shall be paid by the party requesting that the Collateral Agent act or refrain from acting. The Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such officer’s certificates and/or opinions of counsel;
(m)    The Collateral Agent shall not be responsible or liable for delays or failures in performance resulting from acts beyond its control. Such acts shall include acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, governmental or regulatory actions, fire, communication line failures, computer viruses, power failures or earthquakes (each a "Force Majeure Event");
(n)    Notwithstanding anything to the contrary in this Agreement, the Collateral Agent shall not be required to take any action that is not in accordance with applicable law;
(o)    The Collateral Agent shall not be liable for any action or inaction of the Borrower, the Servicer or any other party (or agent thereof) to this Agreement or any related document and may assume compliance by such parties with their obligations under this Agreement or any related agreements, unless a Responsible Officer of the Collateral Agent shall have received written notice to the contrary at the Corporate Trust Office of the Collateral Agent;
(p)    The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Lenders pursuant to the provisions of this Agreement, unless such Lenders shall have offered to the Collateral Agent security, indemnity or prefunding satisfactory to the Collateral Agent, in its sole discretion, against the losses, liabilities, costs, and expenses (including the fees and expenses of the Collateral Agent’s counsel and agents) that might be incurred by the Collateral Agent in compliance with such request, order or direction; and

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(q)    Except to the extent otherwise expressly set forth herein, the Paying Agent and the Back-up Servicer shall be entitled to the same rights, benefits, protections and indemnities as the Collateral Agent.

SECTION 7.4	Collateral Agent Not Liable for Asset Backed Loan or Timeshare Loans.
(a)    The Collateral Agent makes no representations as to the validity or sufficiency of this Agreement or any Transaction Document, the Asset Backed Loan or of any Timeshare Loan or the sufficiency of the Transaction Documents for the creation, perfection, continuation, priority, sufficiency or protection of any of the liens, or for any defect or deficiency as to any such matters. The Collateral Agent shall not be accountable for the use or application by the Borrower of funds paid to the Borrower in consideration of conveyance of the Timeshare Loans to the Subject Collateral. The recitals contained herein shall be construed as the statements of the Borrower. The Collateral Agent shall not be accountable for the Borrower’s use of the Asset Backed Loan, the proceeds from the Asset Backed Loan or any money paid to the Borrower pursuant to the provisions hereof, and it shall not be responsible for any statement of the Borrower in this Agreement or in any document issued in connection with the Asset Backed Loan.
(b)    The Collateral Agent shall have no responsibility or liability for or with respect to the validity of any security interest in any property securing a Timeshare Loan; the existence or validity of any Timeshare Loan, the validity of the assignment of any Timeshare Loan to the Subject Collateral or of any intervening assignment; the review of any Timeshare Loan, any Timeshare Loan File, the completeness of any Timeshare Loan File, the receipt by the Custodian of any Timeshare Loan or Timeshare Loan File (it being understood that the Collateral Agent has not reviewed and does not intend to review such matters); the performance or enforcement of any Timeshare Loan; the compliance by the Borrower or the Servicer or any other Person with any covenant or the breach by the Borrower or the Servicer or any other Person of any warranty or representation made hereunder or in any Transaction Document or the accuracy of any such warranty or representation; the acts or omissions of the Borrower, the Servicer or any Obligor or any other Person; or any action of the Servicer or the Servicer or any other Person taken in the name of the Collateral Agent.
(c)    If the Collateral Agent acts as Successor Servicer hereunder, it shall be entitled to the protections of Section 7.4(b).

SECTION 7.5	Collateral Agent May Hold Notes.
The Collateral Agent in its individual or any other capacity may become a Lender under the Loan Agreement and the holder or pledgee of Notes with the same rights as it would have if it were not Collateral Agent.

SECTION 7.6	Collateral Agent’s Fees and Expenses.
On each Payment Date, the Collateral Agent shall be entitled to the Collateral Agent Fee and reimbursement of Collateral Agent Expenses in the priority provided in Section 3.4 or Section 6.6 hereof.

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SECTION 7.7	Eligibility Requirements for Collateral Agent.
Other than the initial Collateral Agent, the Collateral Agent hereunder shall at all times (a) be a corporation, depository institution, national banking association or trust company organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, (b) be subject to supervision or examination by federal or state authority, (c) be capable of maintaining an Eligible Bank Account, (d) have a long-term unsecured debt rating of not less than “A2” from Moody’s, “A” from S&P or “A” from Fitch and (e) shall be acceptable to the Administrative Agent. If such institution publishes reports of condition at least annually, pursuant to or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.7, the combined capital and surplus of such institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of this Section 7.7, the Collateral Agent shall resign immediately in the manner and with the effect specified in Section 7.8 hereof.

SECTION 7.8	Resignation or Removal of Collateral Agent.
(a)    The Collateral Agent may at any time resign and be discharged with respect to the Asset Backed Loan by giving 60 days’ written notice thereof to the Servicer, the Borrower, the Lenders and the Administrative Agent. Upon receiving such notice of resignation, the Borrower shall promptly appoint a successor Collateral Agent meeting the requirements of Section 7.7 hereof not objected to by the Administrative Agent within 30 days after prior written notice, by written instrument, in quintuplicate, one counterpart of which instrument shall be delivered to each of the Borrower, the Servicer, the successor Collateral Agent and the predecessor Collateral Agent. If no successor Collateral Agent shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent (any fees, costs and expenses (including attorney fees and expenses) incurred by the Collateral Agent in connection therewith to be reimbursed to the Collateral Agent as a Collateral Agent Expense).
(b)    If at any time the Collateral Agent shall cease to be eligible in accordance with the provisions of Section 7.7 hereof and shall fail to resign after written request therefor by the Borrower, or if at any time the Collateral Agent shall be legally unable to act, fails to perform in any material respect its obligations under this Agreement, or shall be adjudged a bankrupt or insolvent, or a receiver of the Collateral Agent or of its property shall be appointed, or any public officer shall take charge or control of the Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrative Agent may direct, and the Servicer shall follow such direction and remove the Collateral Agent for cause. If it removes the Collateral Agent under the authority of the immediately preceding sentence, the Borrower shall promptly appoint a successor Collateral Agent meeting the requirements of Section 7.7 not objected to by the Administrative Agent, within 30 days after prior written notice, by written instrument, one counterpart of which instrument shall be delivered to each of the Borrower, the Servicer, each Lender, the Administrative Agent, the successor Collateral Agent and the predecessor Collateral

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Agent. If no successor Collateral Agent shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the Required Lenders may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.
(c)    Any resignation or removal of the Collateral Agent and appointment of a successor Collateral Agent pursuant to any of the provisions of this Section 7.8 shall not become effective until acceptance of appointment by the successor Collateral Agent as provided in Section 7.9 hereof.

SECTION 7.9	Successor Collateral Agent.
(a)    Any successor Collateral Agent appointed as provided in Section 7.8 hereof shall execute, acknowledge and deliver to each of the Servicer, the Borrower, the Administrative Agent, the Lenders and to its predecessor Collateral Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Collateral Agent shall become effective and such successor Collateral Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named a Collateral Agent. The predecessor Collateral Agent shall deliver or cause to be delivered to the successor Collateral Agent or its custodian any Transaction Documents and statements held by it or its custodian hereunder; and the Servicer and the Borrower and the predecessor Collateral Agent shall execute and deliver such instruments and do such other things as may reasonably be required for the full and certain vesting and confirmation in the successor Collateral Agent of all such rights, powers, duties and obligations.
(b)    In case of the appointment hereunder of a successor Collateral Agent with respect to the Asset Backed Loan, the Borrower, the retiring Collateral Agent and each successor Collateral Agent with respect to the Asset Backed Loan shall execute and deliver a supplemental agreement hereto wherein each successor Collateral Agent shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Collateral Agent all the rights, powers, trusts and duties of the retiring Collateral Agent with respect to the Asset Backed Loan to which the appointment of such successor Collateral Agent relates and (ii) shall add to or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the administration of the Subject Collateral hereunder by more than one Collateral Agent, it being understood that nothing herein or in such supplemental agreement shall constitute such multiple Collateral Agents as co-agents and that each such Collateral Agent shall be an agent hereunder separate and apart from any agency granted hereunder to any other such Collateral Agent; and upon the execution and delivery of such supplemental agreement the resignation or removal of the retiring Collateral Agent shall become effective to the extent provided therein and each such successor Collateral Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Collateral Agent with respect to the Asset Backed Loan to which the appointment of such successor Collateral Agent relates; but, on request of the Borrower or any successor Collateral Agent, such retiring Collateral Agent shall duly assign, transfer and deliver to such successor Collateral Agent all property and money held by such retiring Collateral Agent hereunder with respect to the Asset Backed Loan of that or those to which the appointment of such successor Collateral Agent relates.

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Upon request of any such successor Collateral Agent, the Borrower shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Collateral Agent all such rights, powers and trusts referred to in the preceding paragraph.
(c)    No successor Collateral Agent shall accept appointment as provided in this Section 7.9 unless at the time of such acceptance such successor Collateral Agent shall be eligible under the provisions of Section 7.7 hereof.
(d)    Upon acceptance of appointment by a successor Collateral Agent as provided in this Section 7.9, the Servicer shall mail notice of the succession of such Collateral Agent hereunder to each Lender at its address as shown in the Loan Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Collateral Agent, the successor Collateral Agent shall cause such notice to be mailed at the expense of the Borrower and the Servicer.

SECTION 7.10	Merger or Consolidation of Collateral Agent.
Any entity into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any entity succeeding to the corporate trust business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder, provided, however, such entity shall be eligible under the provisions of Section 7.7 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 7.11	[Reserved].

SECTION 7.12	[Reserved].

SECTION 7.13	Authorization.
The Collateral Agent is hereby authorized to enter into and perform each of the Transaction Documents.
ARTICLE VIII
COVENANTS

SECTION 8.1	Payment of Principal and Interest.
The Borrower will cause the due and punctual payment of the principal of and interest on the Asset Backed Loan in accordance with the terms of the Asset Backed Loan and this Agreement.

SECTION 8.2	Maintenance of Office or Agency; Chief Executive Office.
The Borrower will maintain an office or agency in the State of Delaware at 160 Greentree Drive, Suite 101, Dover, Delaware 19904, where notices and demands to or upon the Borrower in respect of the Asset Backed Loan and this Agreement may be served.

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SECTION 8.3	Money for Payments to Lenders to be Held in Trust.
(a)    All payments of amounts due and payable with respect to the Asset Backed Loan that are to be made from amounts withdrawn from the Trust Accounts pursuant to Section 3.2, Section 3.3, Section 3.4 or Section 6.6 hereof shall be made on behalf of the Borrower by the Collateral Agent, and no amounts so withdrawn from the Collection Account for payments of the Asset Backed Loan shall be paid over to the Borrower under any circumstances except as provided in this Section 8.3, in Section 3.4 hereof or Section 6.6 hereof.
(b)    In making payments hereunder, the Collateral Agent and the Paying Agent will hold all sums held by it for the payment of amounts due with respect to the Asset Backed Loan in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.
(c)    Except as required by applicable law, any money held by the Collateral Agent in trust for the payment of any amount due with respect to the Asset Backed Loan and remaining unclaimed for three years after such amount has become due and payable to the Administrative Agent for further distribution to the Lenders shall be discharged and, subject to applicable escheat laws, and so long as no Event of Default has occurred and is continuing, paid to the Borrower upon request; otherwise, such amounts shall be redeposited in the Collection Account as Available Funds, and such Lender shall thereafter, as an unsecured general creditor, look only to the Borrower for payment thereof (but only to the extent of the amounts so paid to the Borrower), and all liability of the Collateral Agent with respect to such trust money shall thereupon cease.

SECTION 8.4	Existence; Merger; Consolidation, etc.
(a)    The Borrower will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware, and will obtain and preserve its qualification to do business as a foreign statutory trust in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Asset Backed Loan or any of the Timeshare Loans.
(b)    The Borrower shall at all times observe and comply in all material respects with (i) all laws applicable to it, (ii) all requirements of law in the declaration and payment of distributions and (iii) all requisite and appropriate formalities in the management of its business and affairs and the conduct of the transactions contemplated hereby.
(c)    The Borrower shall not (i) consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any other Person or (ii) commingle its assets with those of any other Person.
(d)    The Borrower shall not become an “investment company” or under the “control” of an “investment company” as such terms are defined in the 1940 Act (taking into account not only the general definition of the term “investment company” but also any available exceptions to such general definition); provided, however, that the Borrower shall be in compliance with this Section

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8.4 if it shall have obtained an order exempting it from regulation as an “investment company” so long as it is in compliance with the conditions imposed in such order.

SECTION 8.5	Protection of Subject Collateral; Further Assurances.
The Borrower will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:
(i)    Grant more effectively the assets comprising all or any portion of the Subject Collateral;
(ii)    maintain or preserve the lien of this Agreement or carry out more effectively the purposes hereof;
(iii)     publish notice of, or protect the validity of, any Grant made or to be made by this Agreement and perfect the security interest contemplated hereby in favor of the Collateral Agent in each of the Timeshare Loans and all other property included in the Subject Collateral; provided, however, that the Borrower shall not be required to cause the recordation of the Collateral Agent’s name as lienholder on the related title documents for the Timeshare Properties so long as no Event of Default has occurred and is continuing;
(iv)    enforce or cause the Servicer to enforce any of the Timeshare Loans in accordance with the Servicing Standard, provided, however, the Borrower will not cause the Servicer to obtain on behalf of the Collateral Agent or the Lenders, any Timeshare Property or to take any actions with respect to any property the result of which would adversely affect the interests of the Collateral Agent, the Administrative Agent or the Lenders (including, but not limited to actions which would cause the Collateral Agent, the

Administrative Agent or the Lenders to be considered a holder of title, mortgagee-in-possession, or otherwise, or an “owner” or “operator” of Timeshare Property not in compliance with applicable environmental statutes); and
(v)    preserve and defend title to the Timeshare Loans (including the right to receive all payments due or to become due thereunder), the interests in the Timeshare Properties, or other property included in the Subject Collateral and preserve and defend the rights of the Collateral Agent in the Subject Collateral (including the right to receive all payments due or to become due thereunder) against the claims of all Persons and parties other than as permitted hereunder.
The Borrower, upon the Borrower’s failure to do so, hereby irrevocably designates the Collateral Agent and the Servicer, severally, its agents and attorneys-in-fact to execute any financing statement or continuation statement or assignment of Mortgage required pursuant to this Section 8.5; provided, however, that such designation shall not be deemed to create a duty in the Collateral

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Agent to monitor the compliance of the Borrower with the foregoing covenants, and provided, further, that the duty of the Collateral Agent to execute any instrument required pursuant to this Section 8.5 shall arise only if a Responsible Officer of the Collateral Agent has received written notice of any failure of the Borrower to comply with the provisions of this Section 8.5 and that such grant shall not create a duty on the part of the Collateral Agent to file, prepare, record or monitor, or any responsibility for the contents or adequacy of, any such documents.

SECTION 8.6	Additional Covenants.
(a)    The Borrower will not:
(i)    sell, transfer, exchange or otherwise dispose of any portion of the Subject Collateral except as expressly permitted by this Agreement;
(ii)    claim any credit on, or make any deduction from, the principal of, or interest on, any of the Asset Backed Loan by reason of the payment of any taxes levied or assessed upon any portion of the Subject Collateral;
(iii)    (A) permit the validity or effectiveness of this Agreement or any Grant hereby to be impaired, or permit the lien of this Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Agreement, except as may be expressly permitted hereby, (B) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Subject Collateral or any part thereof or any interest therein or the proceeds thereof other than the lien of this Agreement, or (C) except as otherwise contemplated in this Agreement, permit the lien of this Agreement not to constitute a valid first priority security interest in the Subject Collateral; or
(iv)    take any other action or fail to take any actions which may cause the Borrower to be classified as (A) an association that is taxable as a corporation pursuant to Section 7701 of the Code, (B) a publicly traded partnership that is taxable as a corporation pursuant to Section 7704 of the Code or (C) a taxable mortgage pool that is taxable as a corporation pursuant to Section 7701(i) of the Code.
(b)    Notice of Events of Default and Amortization Events. Immediately, but in no event more than three Business Days, upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a Servicer Event of Default or an Amortization Event, the Borrower shall deliver to the Collateral Agent, the Administrative Agent and each Lender a written notice describing its nature and period of existence and what action the Borrower is taking or proposes to take with respect thereto.
(c)    Report on Proceedings. Promptly upon the Borrower’s becoming aware of (i) any proposed or pending investigation of it by any governmental authority or agency; or (ii) any pending or proposed court or administrative proceeding which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Borrower, the Borrower shall deliver to the Collateral Agent, each Lender and

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the Administrative Agent a written notice specifying the nature of such investigation or proceeding and what action the Borrower is taking or proposes to take with respect thereto and evaluating its merits.

SECTION 8.7	Taxes.
The Borrower shall timely file all required tax returns and pay all taxes when due and payable or levied against its assets, properties or income, including any property that is part of the Subject Collateral, except to the extent the Borrower is contesting the same in good faith and has set aside adequate reserves in accordance with generally accepted accounting principles for the payment thereof. The Borrower shall be disregarded for federal income tax purposes.

SECTION 8.8	Treatment of the Asset Backed Loan as Debt for Tax Purposes.
The Borrower shall treat the Asset Backed Loan as indebtedness for all federal, state and local income and franchise tax purposes.

SECTION 8.9	Hedge Agreements.
At any time that the Gross Excess Spread Percentage is less than or equal to five percent (5.0%) and at all times following the Commitment Expiration Date, the Borrower shall maintain in place, for the benefit of the Secured Parties, Hedge Agreements which satisfy the Hedge Requirements. The Borrower shall cause all payments made by the Hedge Counterparty thereunder to be paid directly to the Collateral Agent for deposit into the Collection Account. To the extent permitted by applicable law, the parties hereto acknowledge and agree that the Collateral Agent shall not be required to act as a “commodity pool operator” (as defined in the Commodity Exchange Act, as amended) or be required to undertake regulatory filings related to this Agreement in connection therewith.

SECTION 8.10	Further Instruments and Acts.
Upon request of the Collateral Agent, the Borrower will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Agreement.
ARTICLE XI
AMENDMENTS AND WAIVERS

SECTION 9.1	[Reserved].

SECTION 9.2	Amendments and Waivers.
With the written consent of the Administrative Agent (and, to the extent such amendment would have a material adverse effect on it, any Qualified Hedge Counterparty) delivered to the Borrower and the Collateral Agent, the Borrower, by an Borrower Order, the Administrative Agent, the Servicer, the Collateral Agent, the Paying Agent, the Custodian, and the Back-Up Servicer may

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enter into an amendment, waiver or modification of this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Lenders under this Agreement. The Collateral Agent shall promptly deliver to the Administrative Agent a copy of any amendment, waiver or modification entered into pursuant to Section 9.2 hereof.

SECTION 9.3	Execution of Amendments and Waivers.
In executing any amendment, waiver or modification pursuant to Section 9.2 hereof the Collateral Agent shall be entitled to receive, and (subject to Section 7.1 hereof) shall be, fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment, waiver or modification is authorized or permitted by this Agreement. The Collateral Agent may, but shall not be obligated to, enter into any amendment, waiver or modification which affects the Collateral Agent’s own rights, duties, obligations, or immunities under this Agreement or otherwise.

SECTION 9.4	Effect of Amendments and Waivers.
Upon the execution of any amendment, waiver or modification under this Article, this Agreement shall be modified or the affected provisions waived, as applicable, in accordance therewith, and such amendment, waiver or modification shall form a part of this Agreement for all purposes and the parties hereunder shall be bound thereby.

SECTION 9.5	[Reserved].
ARTICLE X
[RESERVED]
ARTICLE XI
[RESERVED]
ARTICLE XII
REPRESENTATIONS AND WARRANTIES

SECTION 12.1	Representations and Warranties of the Borrower.
The Borrower represents and warrants to the Collateral Agent, the Paying Agent, the Custodian, the Servicer, the Administrative Agent, the Lenders, and the Back-Up Servicer, as of the Closing Date, each Funding Date and on each day until the discharge of this Agreement, as follows:
(a)    Organization and Good Standing. The Borrower has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, with power and authority to

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own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and has the power and authority to own and convey all of its properties and to execute and deliver this Agreement and the Transaction Documents and to perform the transactions contemplated hereby and thereby;
(b)    Binding Obligation. This Agreement and the Transaction Documents to which it is a party have each been duly executed and delivered on behalf of the Borrower and this Agreement and each Transaction Document to which it is a party constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights and by general principles of equity;
(c)    No Consents Required. No consent of, or other action by, and no notice to or filing with, any Governmental Authority or any other party, is required for the due execution, delivery and performance by the Borrower of this Agreement or any of the Transaction Documents or for the perfection of or the exercise by the Collateral Agent, the Administrative Agent or the Lenders of any of their rights or remedies thereunder which have not been duly obtained;
(d)    No Violation. The consummation of the transaction contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any material breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of formation, the operating agreement of the Borrower, or any indenture, agreement or other instrument to which the Borrower is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement);
(e)    No Proceedings. There is no pending or threatened action, suit or proceeding, nor any injunction, writ, restraining order or other order of any nature against or affecting the Borrower, its officers or directors, or the property of the Borrower, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (i) asserting the invalidity of this Agreement or any of the Transaction Documents, (ii) seeking to prevent the sale and assignment of any Timeshare Loan or the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that might materially and adversely affect (A) the performance by the Borrower of this Agreement or any of the Transaction Documents or the interests of the Lenders, (B) the validity or enforceability of this Agreement or any of the Transaction Documents, (C) any Timeshare Loan, or (D) the Intended Tax Characterization, or (iv) asserting a claim for payment of money adverse to the Borrower or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Agreement or any of the Transaction Documents;
(f)    Borrower Not Insolvent. The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and each of the Transaction Documents;
(g)    Notes Authorized, Executed, Validly Issued and Outstanding. The Notes (if any) have been duly and validly authorized, and when duly and validly executed in accordance with the

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terms of this Agreement and delivered to each Lender as provided herein, will be validly issued and outstanding and entitled to the benefits hereof.
(h)    Location of Principal Place of Business and Records. The principal place of business of the Borrower, and the office where the Borrower maintains all of its records is located at 10600 West Charleston Boulevard, Las Vegas, Nevada 89135.
(i)    Enforceability of Transaction Documents. Each of the Transaction Documents to which it is a party has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.
(j)    Accuracy of Information. The representations and warranties of the Borrower in the Transaction Documents are true and correct in all material respects as of the Closing Date and, except for representations and warranties expressly made as of a different date, each Transfer Date.
(k)    Special Purpose. The Borrower shall engage in no business, and take no actions, with respect to any other transaction than the transactions contemplated by the Transaction Documents and will otherwise maintain its existence separate from the Seller and all other entities as provided in its organizational documents.
(l)    Securities Laws. The Borrower (i) is not required to register as an “investment company” or a company “controlled” by an “investment company” within the meaning of the 1940 Act, (ii) will be relying on an exclusion or exemption from the definition of “investment company” contained in Rule 3a-7 under the 1940 Act, although there may be additional exclusions or exemptions available to the Borrower, and (iii) is not a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended.
(m)    Representations and Warranties Regarding Security Interest and Loan Files.
(i)    Payment of principal and interest on the Asset Backed Loan in accordance with the Loan Agreement and the performance by the Borrower of all its obligations under this Agreement are secured by the Subject Collateral. The Grant contained in the “Granting Clause” of this Agreement creates a valid and continuing security interest (as defined in the Relevant UCC) in the Subject Collateral in favor of the Collateral Agent on behalf of the Secured Parties, which security interest is prior to all other Liens arising under the UCC, and is enforceable as such against creditors of the Borrower, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
(ii)    The Timeshare Loans and the documents evidencing such Timeshare Loans constitute either “accounts”, “chattel paper”, “instruments” or “general intangibles” within the meaning of the Relevant UCC.

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(iii)    The Borrower owns and has good and marketable title to the Subject Collateral free and clear of any Lien, claim or encumbrance of any Person.
(iv)    The Borrower has caused or will have caused, within ten days of the Closing Date and each Funding Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Subject Collateral granted to the Collateral Agent hereunder.
(v)    All original executed copies of each Tangible Obligor Note and each Electronic Obligor Note that, in each case, constitute or evidence the Subject Collateral have been Delivered to the Custodian and the Borrower has received a Trust Receipt therefor, which acknowledges that the Custodian is holding the Tangible Obligor Notes and has transferred the Electronic Obligor Notes that, in each case, constitute or evidence the Subject Collateral solely on behalf and for the benefit of the Collateral Agent.
(vi)    Other than the security interest granted to the Collateral Agent pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Subject Collateral. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of collateral covering the Subject Collateral other than any financing statement relating to the security interest granted to the Collateral Agent hereunder or that has been terminated.
(vii)    All financing statements filed or to be filed against the Borrower in favor of the Collateral Agent in connection herewith describing the Subject Collateral contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party.”
(viii)    None of the Tangible Obligor Notes that constitute or evidence the Subject Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Collateral Agent.
The foregoing representations and warranties in Section 12.01(m)(i) – (viii) shall remain in full force and effect and shall not be waived or amended until the Asset Backed Loan is paid in full or otherwise released or discharged.
(n)    Eligible Timeshare Loans. Each Timeshare Loan acquired by the Borrower on a Funding Date is an Eligible Timeshare Loan and each Timeshare Loan used in the calculation of the Borrowing Base on a Funding Date or a Payment Date is an Eligible Timeshare Loan as of such Funding Date or Payment Date, as applicable.
(o)    Representations and Warranties Regarding Foreign Account Tax Compliance Act:
(i)    to the Borrower’s knowledge, without investigation, the Collateral Agent and the Paying Agent are not obligated, in respect of any payments to be made by them pursuant to this Agreement, to make any withholding or deduction of FATCA Withholding Tax.

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(ii)    the Borrower will require the Lenders to provide the Lender Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, Lender FATCA Information (to the extent not included in the Lender Tax Identification Information) to the Collateral Agent and the Paying Agent; and
(iii)    the Borrower will require each Lender to agree that the Collateral Agent and the Paying Agent have the right to withhold any amount of interest, principal and other payment (properly withholdable under law and without any corresponding gross-up) payable to a Lender that fails to comply with the requirements of Section 12.1(o)(iii).

SECTION 12.2	Representations and Warranties of the Initial Servicer.
The initial Servicer hereby represents and warrants as of the Closing Date and each Funding Date, the following:
(a)    Organization and Authority. The Servicer:
(i)    is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;
(ii)    has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as contemplated by the Transaction Documents to which it is a party, to enter into the Transaction Documents to which it is a party and to perform its obligations under the Transaction Documents to which it is a party; and
(iii)    has made all filings and holds all material franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities (including its activities as Servicer hereunder) makes such filings, franchises, licenses, permits or registrations necessary.
(b)    Place of Business. The address of the principal place of business and chief executive office of the Servicer is 10600 West Charleston Boulevard, Las Vegas, Nevada 89135 and there have been no other such locations since September 1, 2008.
(c)    Compliance with Other Instruments, etc. The Servicer is not in violation of any term of its certificate of incorporation and by-laws. The execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party do not and will not (i) conflict with or violate the certificate of incorporation or bylaws of the Servicer, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the properties or assets of the Servicer pursuant to the terms of any instrument or agreement to which the Servicer is a party or by which it is bound, or (iii) require any consent of or other action by any trustee or any creditor of, any lessor to or any investor in the Servicer.

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(d)    Compliance with Law. The Servicer is in compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which, either individually or in the aggregate, could materially adversely affect its business, earnings, properties or condition (financial or other). The policies and procedures set forth in the Collection Policy and Underwriting Guidelines are in material compliance with all applicable statutes, laws and ordinances and all governmental rules and regulations. The execution, delivery and performance of the Transaction Documents to which it is a party do not and will not cause the Servicer to be in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency.
(e)    Pending Litigation or Other Proceedings. There is no pending or, to the best of the Servicer’s knowledge, threatened action, suit, proceeding or investigation before any court, administrative agency, arbitrator or governmental body against or affecting the Servicer which, if decided adversely, would materially and adversely affect (i) the condition (financial or otherwise), business or operations of the Servicer, (ii) the ability of the Servicer to perform its obligations under, or the validity or enforceability of this Agreement or any other documents or transactions contemplated under this Agreement, (iii) any property or title of any Obligor to any Timeshare Property or (iv) the Collateral Agent’s ability to foreclose or otherwise enforce the Liens of the Timeshare Loans.
(f)    Taxes. It has timely filed all tax returns (federal, state and local) which are required to be filed and has paid all taxes related thereto, other than those which the Servicer is contesting in good faith and has set aside adequate resources in accordance with generally accepted accounting principles for the payment thereof.
(g)    Transactions in Ordinary Course. The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.
(h)    Securities Laws. The Servicer is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the 1940 Act.
(i)    Proceedings. The Servicer has taken all action necessary to authorize the execution and delivery by it of the Transaction Documents to which it is a party and the performance of all obligations to be performed by it under the Transaction Documents.
(j)    Defaults. The Servicer is not in default under any material agreement, contract, instrument or indenture to which it is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder. and to the Servicer’s knowledge, as applicable, no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.
(j)    Insolvency. The Servicer is solvent. Prior to the date hereof, the Servicer did not, and is not about to, engage in any business or transaction for which any property remaining with

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the Servicer would constitute an unreasonably small amount of capital. In addition, the Servicer has not incurred debts that would be beyond the Servicer’s ability to pay as such debts matured.
(l)    No Consents. No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is, was or will be required for the valid execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party. The Servicer has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Servicer of its respective businesses as now conducted, other than such consents, approvals, authorizations, declarations, filings and notices which, neither individually nor in the aggregate, materially and adversely affect, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Servicer.
(m)    Name. The legal name of the Servicer is as set forth in the signature page of this Agreement and the Servicer does not have any trade names, fictitious names, assumed names or “doing business as” names.
(n)    Information. No document, certificate or report furnished by the Servicer, in writing, pursuant to this Agreement or in connection with the transactions contemplated hereby, contains or will contain when furnished any untrue statement of a material fact or fails or will fail to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There are no facts relating to the Servicer as of the Closing Date which when taken as a whole, materially adversely affect the financial condition or assets or business of the Servicer, or which may impair the ability of the Servicer to perform its obligations under this Agreement, which have not been disclosed herein or in the certificates and other documents furnished by or on behalf of the Servicer pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby.
(o)    Collection Policy. The Collection Policy attached hereto as Exhibit C represents the policies of the Servicer and, to the best knowledge of the Servicer, is materially consistent with the customary standard of prudent servicers of loans secured by timeshare interests.

SECTION 12.3	Representations and Warranties of the Collateral Agent, Paying Agent and Back-Up Servicer.
The Collateral Agent, the Paying Agent and the Back-Up Servicer each hereby represent and warrant as of the Closing Date and each Funding Date, the following:
(a)    The Collateral Agent, the Paying Agent and the Back-Up Servicer is each a national banking association duly organized, validly existing and in good standing under the laws of the United States.
(b)    The execution and delivery of this Agreement and the other Transaction Documents to which the Collateral Agent, the Paying Agent or the Back-Up Servicer is a party, and the

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performance and compliance with the terms of this Agreement and the other Transaction Documents to which the Collateral Agent, the Paying Agent or the Back-Up Servicer is a party by the Collateral Agent, the Paying Agent or the Back-Up Servicer, as applicable, will not violate the Collateral Agent’s, the Paying Agent’s or the Back-Up Servicer’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material agreement or other material instrument to which it is a party or by which it is bound.
(c)    Each of the Collateral Agent and the Paying Agent has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Agreement and the other Transaction Documents, has duly authorized the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, and has duly executed and delivered this Agreement and the other Transaction Documents to which it is a party.
(d)    The Back-Up Servicer has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Agreement and the other Transaction Documents, has duly authorized the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, and has duly executed and delivered this Agreement and the other Transaction Documents to which it is a party.
(e)    This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of each of the Collateral Agent, the Paying Agent and the Back-Up Servicer, enforceable against the Collateral Agent and the Back-Up Servicer in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and the rights of creditors of banks, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.
(f)    None of the Collateral Agent, the Paying Agent or the Back-Up Servicer is in violation of, and its execution and delivery of this Agreement and the other Transaction Documents to which it is a party and its performance and compliance with the terms of this Agreement and the other Transaction Documents to which it is a party will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Collateral Agent’s, the Paying Agent’s and the Back-Up Servicer’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Collateral Agent, the Paying Agent or the Back-Up Servicer, as applicable, to perform its obligations under any Transaction Document to which it is a party.
(g)    No litigation is pending or, to the best of the Collateral Agent’s, the Paying Agent’s and the Back-Up Servicer’s knowledge, threatened against the Collateral Agent, the Paying Agent or the Back-Up Servicer that, if determined adversely to the Collateral Agent, the Paying Agent or the Back-Up Servicer, would prohibit the Collateral Agent, the Paying Agent or the Back-Up Servicer, as applicable, from entering into any Transaction Document to which it is a party or, in the Collateral Agent’s, the Paying Agent’s and the Back-Up Servicer’s good faith and reasonable

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judgment, is likely to materially and adversely affect the ability of the Collateral Agent, the Paying Agent or the Back-Up Servicer to perform its obligations under any Transaction Document to which it is a party.
(h)    Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Collateral Agent, the Paying Agent or the Back-Up Servicer of or compliance by the Collateral Agent, the Paying Agent or the Back-Up Servicer with the Transaction Documents to which it is a party or the consummation of the transactions contemplated by the Transaction Documents has been obtained and is effective.

SECTION 12.4	Multiple Roles.
The parties expressly acknowledge and consent to Wells Fargo Bank, National Association, acting in the multiple roles of the Collateral Agent, the Paying Agent, the Custodian, the Back-Up Servicer and the Successor Servicer. Wells Fargo Bank, National Association may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank, National Association of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of gross negligence (other than errors in judgment) and willful misconduct by Wells Fargo Bank, National Association, as conclusively determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review.
ARTICLE XIII
MISCELLANEOUS

SECTION 13.1	Statements Required in Certificate or Opinion.
Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:
(a)    a statement that the Person making such certificate or opinion has read such covenant or condition;
(b)    a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(c)    a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(d)    a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

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SECTION 13.2	Notices.
(a)    All communications, instructions, directions and notices to the parties thereto shall be (i) in writing (which may be by facsimile transmission (or if permitted hereunder, via electronic mail), followed by delivery of original documentation within one Business Day), (ii) effective when received and (iii) delivered or mailed first class mail, postage prepaid to it at the following address:
If to the Borrower:
Diamond Resorts/CO Borrower 2016, LLC
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attn: David Womer

With a copy to:

Diamond Resorts International, Inc.
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attention: General Counsel

If to the Servicer:

Diamond Resorts Financial Services, Inc.
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attention: David Womer
Electronic Mail Address: david.womer@diamondresorts.com

With a copy to:

Diamond Resorts International, Inc.
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attention: General Counsel

If to the Collateral Agent, Paying Agent, Custodian or Back-Up Servicer:

Wells Fargo Bank, National Association
MAC N9311-161
Sixth & Marquette
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration
Facsimile Number: (612) 667-3539
Telephone Number: (612) 667-8058

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Electronic Mail Address: tara.h.anderson@wellsfargo.com

With a copy to:

ABS Custody Vault
1055 10th Avenue SE
MAC N9401-011
Minneapolis, MN 55414
Attention: Vault Manager
Facsimile Number: (612) 667-1080

If to the Administrative Agent:

Capital One, National Association
4445 Willard Avenue, 6th Floor
Chevy Chase, Maryland 20815
Attention: Bridget Rainero, Portfolio Manager
Facsimile Number: (301) 280-0299
Electronic Mail Address: Bridget.Rainero@capitalone.com

If to a Lender:
at the address set forth in the Loan Agreement

If to the Qualified Hedge Counterparty:

Such notice address as may be provided from time to time upon the entry into a Hedge Agreement.

or at such other address as the party may designate by notice to the other parties hereto, which shall be effective when received.
(b)    All communications and notices pursuant hereto to a Lender shall be in writing and delivered or mailed first class mail, postage prepaid or overnight courier at the address shown in the Loan Register. Unless otherwise provided herein, the Collateral Agent may consent to any requests received under such documents or, at its option, follow the directions of the Administrative Agent within 30 days. All notices to Lenders and the Administrative Agent shall be sent simultaneously. Expenses for such communications and notices shall be borne by the Servicer.

SECTION 13.3	No Proceedings.
The Lenders, the Servicer and the Collateral Agent each hereby agrees that it will not, directly or indirectly institute, or cause to be instituted, against the Borrower or the Subject Collateral any insolvency proceeding so long as there shall not have elapsed one year plus one day since the maturity of the Asset Backed Loan.

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SECTION 13.4	Limitation of Liability.
It is expressly understood and agreed by the parties hereto that DFS is executing this Agreement solely as Servicer and DFS undertakes to perform such duties and only such duties as are specifically set forth in this Agreement applicable to the Servicer.

SECTION 13.5	Entire Agreement.
This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

SECTION 13.6	Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Asset Backed Loan or the rights of the Lenders or the Collateral Agent thereunder.

SECTION 13.7	Indulgences; No Waivers.
Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

SECTION 13.8	Benefit of this Agreement.
Each Qualified Hedge Counterparty and the Custodian shall be an express third party beneficiary of this Agreement.

SECTION 13.9	JURISDICTION; WAIVER OF TRIAL BY JURY.
EACH PARTY TO THIS AGREEMENT AND EACH LENDER, BY ENTRY INTO THE LOAN AGREEMENT, HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY AND EACH LENDER, BY ENTRY INTO THE LOAN

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AGREEMENT, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THIS AGREEMENT MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY AND EACH LENDER, BY ENTRY INTO THE LOAN AGREEMENT, AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH PARTY AND EACH LENDER, BY ENTRY INTO THE LOAN AGREEMENT, HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

SECTION 13.10	PATRIOT Act.
The parties hereto acknowledge that in accordance with the Customer Identification Program (CIP) requirements under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, the “USA PATRIOT Act”), the Collateral Agent, the Paying Agent, the Custodian and the Back-Up Servicer in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Collateral Agent, the Paying Agent, the Custodian, and the Back-Up Servicer. Each party hereby agrees that it shall provide the Collateral Agent, the Paying Agent, the Custodian, and the Back-Up Servicer with such information as the Collateral Agent, the Paying Agent, the Custodian, and the Back-Up Servicer may request that will help such party to identify and verify each party’s identity, including without limitation each party’s name, physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or other pertinent identifying information

[Signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
DIAMOND RESORTS/CO BORROWER 2016, LLC,
as Borrower

By:     /s/ C. Alan Bentley
Name: C. Alan Bentley
Title: Executive Vice President

DIAMOND RESORTS FINANCIAL SERVICES, INC.,
as Servicer

By:     /s/ David Womer
Name: David Womer
Title: President

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent, Paying Agent, Custodian and Back-Up Servicer

By:        /s/ Brett Hudson
Name: ___Brett Hudson__________
Title: ____Vice President__________

CAPITAL ONE, NATIONAL ASSOCIATION,
as Administrative Agent

By:     /s/ James Casey
Name: James Casey
Title: Managing Director

EXHIBIT A
FORM OF THE NOTE

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PROMISSORY NOTE
$[__________]                                [________], 20[__]

THIS PROMISSORY NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS IN THE UNITED STATES OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND THE BORROWER HAS NOT REGISTERED UNDER THE U.S. INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS PROMISSORY NOTE, REPRESENTS THAT IT HAS OBTAINED THIS PROMISSORY NOTE IN A TRANSACTION IN COMPLIANCE WITH THE SECURITIES ACT, THE INVESTMENT COMPANY ACT AND ALL OTHER APPLICABLE LAWS OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND THE RESTRICTIONS ON SALE AND TRANSFER SET FORTH IN THE LOAN AGREEMENT. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS PROMISSORY NOTE, FURTHER REPRESENTS, ACKNOWLEDGES AND AGREES THAT IT WILL NOT RE-OFFER, RE-SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (OR ANY INTEREST HEREIN) EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT, THE INVESTMENT COMPANY ACT AND ALL OTHER APPLICABLE LAWS OF ANY JURISDICTION AND IN ACCORDANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE LOAN AGREEMENT REFERRED TO HEREIN.
THIS PROMISSORY NOTE IS TRANSFERABLE ONLY IN ACCORDANCE WITH THE RESTRICTIONS DESCRIBED HEREIN AND IN THE LOAN AGREEMENT. ANY SALE OR TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE BORROWER, THE ADMINISTRATIVE AGENT OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS PROMISSORY NOTE OR AN INTEREST HEREIN AGREES TO PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE LOAN AGREEMENT TO THE TRANSFEREE.
FOR VALUE RECEIVED, Diamond Resorts/CO Borrower 2016, LLC, a Delaware limited liability company (the “Borrower”) hereby promises to pay to ________________________________ (the “Lender”), in lawful money of the United States of America and in immediately available funds, the principal sum not to exceed [ ] Dollars ($[ ]) or, if less, the unpaid principal amount of the aggregate advances (“Borrowings”) made by the Lender to the Borrower pursuant to the Loan Agreement (as defined below) as set forth on the attached Schedule, on the dates specified in the Loan Agreement, and to pay interest on the unpaid principal amount of each Borrowing on each day that such unpaid principal amount is outstanding, at the Interest Rate related to such Borrowing as provided in the Loan Agreement, on each Payment Date and each other date specified in the Loan Agreement.

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This Promissory Note (this “Note”) is issued pursuant to that certain Loan Agreement, dated as of May 11, 2016 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan Agreement”), by and among Diamond Resorts/CO Borrower 2016, LLC as borrower (in such capacity the “Borrower”), Diamond Resorts Corporation, a Maryland corporation (“Diamond Resorts Corporation”), Diamond Resorts Holdings, LLC, a Nevada limited liability company (“Holdings”), Diamond Resorts International, Inc., a Delaware corporation (“Parent” and together with Diamond Resorts Corporation and Holdings, the “Performance Guarantors”), Diamond Resorts/CO Seller 2016, LLC, a Delaware limited liability company (the “Seller”), the Lenders from time to time party thereto (collectively, the “Lenders”) and CAPITAL ONE, NATIONAL ASSOCIATION (“Capital One”), as agent for the Lenders (together with its successors in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings provided in Annex A to the CSA.

Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Loan Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Note shall be equal to the Maximum Lawful Rate. In no event shall the total interest received by the Lender under this Note exceed the amount which the Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.
Payments of the principal of, and interest on, Borrowings represented by this Note shall be made by or on behalf of the Borrower to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Loan Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.
If any payment under this Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.
If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum set forth in the Loan Agreement, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full, provided that such interest rate shall not at any time exceed the Maximum Lawful Rate.
Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Loan Agreement. Any portion or all of the principal amount of this Note

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may be prepaid, together with interest thereon (and, as set forth in the Loan Agreement, certain costs and expenses of the Lender) at the time and in the manner set forth in, but subject to the provisions of, the Loan Agreement.
Except as provided in the Loan Agreement, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.
All amounts evidenced by this Note, the Lenders’ Borrowings and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Lender on the schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof; provided, however, that the failure of the Lender to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrower under this Note as provided in the Loan Agreement.
The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Borrowings made by the Lenders and represented by this Note and the indebtedness evidenced by this Note, subject to the applicable provisions of the Loan Agreement.
This Note is secured by the security interests granted pursuant to the CSA. The holder of this Note is entitled to the benefits of the Loan Agreement and the CSA and may enforce the agreements of the Borrower contained in the Loan Agreement and the CSA and exercise the remedies provided for by, or otherwise available in respect of, the Loan Agreement and the CSA, all in accordance with, and subject to the restrictions contained in, the terms of the Loan Agreement and the CSA. If an Event of Default shall occur, the Lender may (or the Administrative Agent on behalf of such Lender may) declare, or in certain circumstances, the unpaid principal balance thereof shall be declared, and become, due and payable, in each case, in the manner and with the effect provided in the Loan Agreement and the CSA.
The parties to the Loan Agreement each intend, for federal, state and local income and franchise tax purposes only, that this Note be evidence of indebtedness secured by the Subject Collateral, and the Agent, as a lender under the Loan Agreement, by the acceptance hereof, agrees to treat the Note for federal, state and local income and franchise tax purposes as indebtedness.
The holder of this Note, by its acceptance thereof, represents that it has, independently and without reliance upon the Collateral Agent or any other person, and based on such documents and information as it has deemed appropriate, made its own investment decision in respect of the Note. Each holder of this Note also represents that it will, independently and without reliance upon the Collateral Agent or any other person, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the CSA and the Loan Agreement and in connection with this Note. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Collateral Agent under the CSA, the Collateral Agent shall not have any duty or responsibility to provide any holder of this Note with any other information concerning the transactions contemplated hereby, the Collateral, the Borrower, the Servicer, or any other parties to the CSA or to any related documents

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which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, representatives or attorneys-in-fact.
This Note shall be construed in accordance with and governed by the laws of the State of New York.
EACH HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH HOLDER OF THIS NOTE, BY ACCEPTANCE THEREBY, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THIS INDENTURE MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH HOLDER OF THIS NOTE, BY ACCEPTANCE THEREBY, AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, EACH HOLDER FO THIS NOTE, BY ACCEPTANCE THEREBY, HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE.

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IN WITNESS WHEREOF, the Borrower has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.
Dated:
DIAMOND RESORTS/CO BORROWER 2016, LLC
By: ___________________________________
Name: ______________________________
Title: _______________________________

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EXHIBIT C
COLLECTION POLICY
Collections and delinquencies are managed utilizing technology to minimize account delinquencies by promoting satisfactory customer relations. Servicer’s collection policy is designed to maximize cash flow into the organization and assist each Obligor with the management of his or her account while enjoying the vacation ownership experience.
Technological capabilities include predictive dialer, integrated software modules, automated lock box processing, and automated credit card processing.

Servicer’s collection department manages loan delinquencies by both phone and mail contact with the Obligor initiated at 10 days from the time an Assigned Account becomes delinquent. At
30 days delinquent, Servicer typically sends another letter advising the Obligor to bring the
Assigned Account current while collection calls continue. Once the Assigned Account reaches
60 days delinquent, the Obligor is notified by mail that his/her loan balance has accelerated.

Summary of collection timeline:

10 Days Past Due         A past due notice is generated and mailed.
Collection calls commence, usually beginning with reminder calls at 5 days past due.

30 Days Past Due         A letter is sent advising that 2 payments are now due and
payable within 7 days. Collection calls continue.

60 Days Past Due         A letter is sent advising the Obligor that the loan balance has been accelerated and that legal action may commence
within 30 days if delinquency is not resolved.

90 Days Past Due	Account is transferred to loss mitigation/default collections team for workout and/or recovery efforts.

90 – 180 Days Past Due     ‘Last chance’ notification is sent. Deed in lieu of
foreclosure or foreclosure process begins.

180 Days +             At 180 days past due a loan becomes a defaulted account.
Default recovery process started on all accounts on or
before it reaches 180 days past due.

270 Days Past Due         Default recovery completion date.
Please note that consumer bankruptcies, loans that fall under the soldiers and sailors act, hardship forbearances, and accounts needing legal research are exceptions to the timeline in the above table.

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EXHIBIT D
FORM OF MONTHLY SERVICER REPORT

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EXHIBIT E
FORM OF SERVICER’S OFFICER’S CERTIFICATE
The undersigned, an officer of Diamond Resorts Financial Services, Inc. (the “Servicer”), based on the information available on the date of this Certificate, does hereby certify as follows:
1.I am an officer of the Servicer who has been authorized to issue this officer’s certificate on behalf of the Servicer.
2.I have reviewed the data contained in the Monthly Servicer Report for the Due Period ended ______, _____ and the computations reflected in the Monthly Servicer Report attached hereto as Schedule A are true, correct and complete.
All capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the “Standard Definitions” found in Annex A of that certain Collateral and Servicing Agreement, dated as of May 11, 2016, by and among Diamond Resorts/CO Borrower 2016, LLC, as Borrower, Diamond Resorts Financial Services, Inc., as Servicer, Wells Fargo Bank, National Association, as Collateral Agent, Paying Agent, Custodian and Back-Up Servicer and Capital One, National Association, as Administrative Agent, as it may be amended, restated, supplemented or otherwise modified from time to time.
DIAMOND RESORTS FINANCIAL SERVICES, INC.,
By: __________________________________
Name: ____________________________
Title: _____________________________

Date: _________________

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EXHIBIT F
FORM OF RECORD LAYOUT FOR DATA CONVERSION
Period Ending
Lender Code
Account Number
Account Code
Account Code Date
Resort
Obligor City
Obligor Zip Code
Obligor State Code
Obligor State Description
Obligor Country Code
Obligor Country Description
Credit Score
Days Delinquent
Purchase Price before WRAP
Down Payment
Original Balance
Original Term
Interest Rate
Principal and Interest Monthly Payment
Monthly Impound
Late Charge Balance
Current Balance
Remaining Term
Contract Date
First Payment Date
Last Payment Date
Last Payment Amount
Next Payment Date
Payments Made
WRAP

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EXHIBIT G
FORM OF ST. MAARTEN NOTICE
<Date>
<Name>
<Address>
<City, State, Zip>
<Country>

Re: Your St. Maarten Timeshare – Loan # <Contract Number>
Dear <Name>:
As one of Diamond Resorts’ valued Owners, you are very important to us and we are committed to keeping you informed about any business that affects you. In keeping our promise, we wish to inform you of a recent change that affects the loan for your timeshare ownership, but does not affect the way it will be serviced.
The Diamond Resorts company that has been the creditor of your loan has transferred and assigned all of its right, title, and interest to your loan. Effective as of ___________, 20__, your loan has been assigned to Diamond Resorts/CO Borrower 2016, LLC and pledged to Wells Fargo Bank Minnesota, National Association, as collateral agent for the benefit of note holders pursuant to a collateral agreement.
We want to assure you that Diamond Resorts Financial Services, Inc. will continue to provide service for all aspects of your loan. The transfer in no way affects you membership in your owners’ association, if any, or the usage of your timeshare. Also, the transfer does not affect how you will make your payments, and we appreciate you continuing to make them as usual.
The transfer of loans to other lenders is a routine procedure in our industry, and will not affect our business relationship. If you wish to speak to a Diamond Resorts Financial Services representative, please call our offices toll-free at 877-DRI-CLUB. Our hours are Monday through Friday, 8 a.m. to 6 p.m., Pacific Time. We welcome any questions you may have.
Thank you for being a member of our family at Diamond Resorts. It is always our pleasure to assist you in any way we can.
Sincerely,
Diamond Resorts Financial Services, Inc.
On behalf of AKGI St. Maarten NV, Diamond Resorts Corporation, Diamond Resorts Finance Holding Company, Diamond Resorts/CO Seller 2016, LLC and the Borrower

* This transfer was made in a sequential manner as follows: AKGI St. Maarten N.V., the creditor of your loan, pursuant to an instrument of transfer, transferred and assigned all of its right, title, and

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interest to the loan to Diamond Resorts Corporation, a Maryland corporation. Diamond Resorts Corporation, pursuant to an instrument of transfer, transferred and assigned all of its right, title and interest to the loan to Diamond Resorts Finance Holding Company, a Delaware corporation. Diamond Resorts Finance Holding Company pursuant to a purchase agreement sold all of its right, title, and interest to the loan to Diamond Resorts/CO Seller 2016, LLC, a Delaware limited liability company. After these transfers, Diamond Resorts/CO Seller 2016, LLC, pursuant to a sale agreement, transferred and assigned all of its right, title and interest to the loan to Diamond Resorts/CO Borrower 2016, LLC (the “Borrower”), and the Borrower, pursuant to an collateral and servicing agreement, pledged all of its right, title and interest to the loan to Wells Fargo Bank Minnesota, National Association, as collateral agent for the benefit of the Lenders, as security for its obligations under a loan agreement.

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EXHIBIT H
FORM OF ADDITIONAL TIMESHARE LOAN SUPPLEMENT
ADDITIONAL TIMESHARE LOAN SUPPLEMENT (this “Supplement”), dated as of _________. Reference is made to that certain Collateral and Servicing Agreement (the “CSA”), dated as of May 11, 2016, among Diamond Resorts/CO Borrower 2016, LLC, a Delaware limited liability company, as borrower (the “Borrower”), Diamond Resorts Financial Services, Inc. (“DFS”), a Nevada corporation, as servicer (the “Servicer”), Wells Fargo Bank, National Association, a national banking association, as collateral agent (the “Collateral Agent”), as paying agent (the “Paying Agent”), as custodian (the “Custodian”) and as back-up servicer (the “Back-Up Servicer”) and Capital One, National Association, as Administrative Agent of the Lenders pursuant to the Loan Agreement (the “Administrative Agent”). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the CSA.
The Borrower and the Servicer are delivering this Supplement pursuant to Section 4.3 of the CSA.
The Borrower and the Servicer hereby certify and agree as follows:
1.The Schedule of Timeshare Loans attached hereto as Exhibit A sets forth the Timeshare Loans acquired by or Granted to the Borrower on the Transfer Date (the “Additional Timeshare Loans”).
2.All of the information provided in the Schedule of Timeshare Loans attached hereto as Exhibit A is true and correct as of the Transfer Date.
3.Each Additional Timeshare Loan is an Eligible Timeshare Loan as of the Transfer Date.
4.The Cut-Off Date with respect to the Additional Timeshare Loans is [__________].
5.The Transfer Date with respect to the Additional Timeshare Loans is [_________].
6.The Timeshare Loan Files for the Additional Timeshare Loans have been delivered to the Custodian and the Custodian has delivered a Trust Receipt therefor.
7.The Timeshare Loan Servicing Files for the Additional Timeshare Loans have been delivered to the Servicer.
8.The CSA is hereby ratified, and all references to the CSA shall be deemed from and after the Transfer Date as supplemented by this Supplement.
9.This Supplement may be executed in any number of counterparty, all of which taken together shall constitute one and the same instrument.

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10.THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, the Borrower and the Servicer have caused this Supplement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.
DIAMOND RESORTS/CO BORROWER 2016, LLC, as Borrower
By: ______________________________________
Name: ____________________________________
Title: _____________________________________

DIAMOND RESORTS FINANCIAL SERVICES, INC., as Servicer and individually
By: ______________________________________
Name: ____________________________________
Title: _____________________________________

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Exhibit A
Schedule of Timeshare Loans for
Additional Timeshare Loan Supplement

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EXHIBIT I
FORM OF FUNDING DATE OFFICER’S CERTIFICATE
FUNDING DATE CERTIFICATE OF
DIAMOND RESORTS/CO BORROWER 2016, LLC
[________], 20__
In connection with that certain Collateral and Servicing Agreement, dated as of May 11, 2016 (the “CSA”), by and among Diamond Resorts/CO Borrower 2016, LLC, as borrower (the “Borrower”), Diamond Resorts Financial Services, Inc., as servicer, Wells Fargo Bank, National Association, as collateral agent, paying agent, custodian and back-up servicer and Capital One, National Association, as administrative agent, the Borrower hereby certifies that:
1.As of the Funding Date on _________, 20__, all of the conditions sets forth in Section 10.1 of the CSA shall have been satisfied.
Capitalized terms used but not defined herein shall have the meanings specified in Annex A to the CSA.
IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.
Diamond Resorts/CO Borrower 2016, LLC,
as Borrower

By:_________________________________
Name: ______________________________
Title: _______________________________

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ANNEX A
STANDARD DEFINITIONS
Rules of Construction. In these Standard Definitions and with respect to the Transaction Documents (as defined below), (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms, (b) in any Transaction Document, the words “hereof,” “herein,” “hereunder” and similar words refer to such Transaction Document as a whole and not to any particular provisions of such Transaction Document, (c) any subsection, Section, Article, Annex, Schedule and Exhibit references in any Transaction Document are to such Transaction Document unless otherwise specified, (d) the term “documents” includes any and all documents, instruments, agreements, certificates, indentures, notices and other writings, however evidenced (including electronically), (e) the term “including” is not limiting and (except to the extent specifically provided otherwise) shall mean “including (without limitation)”, (f) unless otherwise specified, in the computation of periods of time from a specified date to a later specified date, the word “from” shall mean “from and including,” the words “to” and “until” each shall mean “to but excluding,” and the word “through” shall mean “to and including” and (g) the words “may” and “might” and similar terms used with respect to the taking of an action by any Person shall reflect that such action is optional and not required to be taken by such Person.
“30-day Plus Delinquent Loan” means any Timeshare Loan owned directly by the Borrower (other than a 60-day Plus Delinquent Loan) in which a portion of a scheduled payment is delinquent by more than 30 days from its due date.
“60-day Plus Delinquent Loan” means any Timeshare Loan owned directly by the Borrower for which any of the earliest following events may have occurred: (i) any scheduled payment or part thereof has been delinquent more than 60 days from its original due date as of the last day of the related Due Period, (ii) the Servicer has actual knowledge of a bankruptcy event that has occurred with respect to the related Obligor or has initiated cancellation, foreclosure or similar proceedings with respect to the related Timeshare Interest or has received the related deed or assignment in lieu of foreclosure, or (iii) provided that a scheduled payment or portion thereof for such Timeshare Loan is at least one day delinquent, the Servicer has determined that such Timeshare Loan should be written off in accordance with the Credit and Collection Policy.
“1940 Act” shall mean the Investment Company Act of 1940, as amended.
“Act” shall have the meaning specified in Section 1.4 of the CSA.
“Additional Timeshare Loans” shall have the meaning specified in Section 4.3 of the CSA.
“Additional Timeshare Loan Supplement” shall mean, with respect to any Additional Timeshare Loans, an Additional Timeshare Loan Supplement substantially in the form of Exhibit H to the CSA.
“Adjusted EBITDA” means, for any period, Consolidated Net Income for such period plus

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(a)	without duplication and to the extent deducted (or not included) in determining such Consolidated Net Income, the sum of

(i)	consolidated interest expense for such period (excluding interest expense in respect of Indebtedness under a Receivables Securitization),

(ii)	consolidated income tax expense (benefit) for such period,

(iii)	all amounts attributable to depreciation and amortization for such period,

(iv)	vacation interest cost of sales for such period,

(v)	the aggregate amount of non-cash deferred financing expenses, loan origination costs and amortization of portfolio premium for such period,

(vi)	loss on extinguishment of debt for such period,

(vii)	any other non-recurring expenses or payments,

(viii)	loss on sale of assets,

(ix)	any non-cash charges attributable to the FLRX Judgment or any Permitted FLRX Settlement,

(x)	any other non-cash charges (other than to the extent representing accruals for cash expenses in any future period for such period),

(xi)
(A) extraordinary charges as determined in accordance with GAAP, (B) non-cash charges arising from the writeoffs or impairment of assets, (C) costs associated with the discontinuance of a significant operating unit or a significant portion of the business or (D) non-cash charges arising from changes in accounting principles,

(xii)	any non-cash charges related to stock based compensation for such period, and

(xiii)	all expenses or costs related to the operations of any Unrestricted Subsidiaries for such period,

(b)	minus and without duplication

(i)	gain on sale of assets for such period,

(ii)	amortization of portfolio discount for such period,

(iii)	to the extent included in determining such Consolidated Net Income, any extraordinary gains and all non-cash items of income for such period

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(excluding any non-cash accruals of revenue in the ordinary course of business to the extent required by accrual-based accounting),

(iv)
to the extent not deducted in determining Consolidated Net Income for such period (or reflected in any previous non-cash charge referred to in clause (a)(ix) above), all cash payments made during such period attributable to the FLRX Judgment or any Permitted FLRX Settlement, and

(v)	to the extent included in determining such Consolidated Net Income, all revenue during such period attributable to any Unrestricted Subsidiaries.
“Adjusted Eurodollar Rate” means, for any Interest Accrual Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equivalent to the rate determined by the applicable Lender pursuant to the following formula:
LIBOR Rate
Adjusted        =    _________________
Eurodollar Rate
1 - LIBOR Reserve Percentage on the first day of
such Interest Accrual Period.

“Administrative Agent” shall mean Capital One, National Association, and its successors and assigns under the Loan Agreement.
“Administrative Agent-Related Persons” shall mean the Administrative Agent, together with its Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and their respective Affiliates.
“Advance Rate” shall have the meaning set forth in the Fee Letter.
“Adverse Claim” means any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the interests created under the CSA in favor of the Collateral Agent and the Secured Parties.
“Affiliate” means any Person: (i) which directly or indirectly Controls, or is Controlled by, or is under common Control with the affiliated Person; (ii) which directly or indirectly beneficially owns or holds ten percent (10%) or more of the voting securities of the affiliated Person; or (iii) for which ten percent (10%) or more of the voting securities of which is directly or indirectly beneficially owned or held by the affiliated Person.
“Aggregate Timeshare Loan Balance” means the sum of the Timeshare Loan Balances for all Borrowing Base Loans.
“Alternative Rate” means, for any Interest Accrual Period and a Lender, a rate per annum equal to the Adjusted Eurodollar Rate; provided, however, that in the case of (a) any Interest Accrual

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Period on or after the first day on which a Lender shall have notified the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to fund such Borrowing at the sum of the applicable Usage Fee Rate per annum above the Adjusted Eurodollar Rate (and such Lender shall not have subsequently notified the Administrative Agent that such circumstances no longer exist), (b) any Interest Accrual Period of less than seven days or (c) the event that the Adjusted Eurodollar Rate is not reasonably available to a Lender for such an Interest Accrual Period or does not adequately and fairly reflect the cost to the related Lender of funding such Borrowing, no later than 12:00 noon (New York City time) on the second Business Day preceding the first day of such Interest Accrual Period, the “Alternative Rate” shall be a floating rate per annum equal to the Bank Base Rate in effect on each day of such Interest Accrual Period; provided, further, that a Lender and the Borrower may agree in writing from time to time upon a different “Alternative Rate” with respect to such Lender as agreed to between the Borrower and such Lender.
“Amortization Event” shall exist and continue on and after a Determination Date if any of the following shall occur:
(a)    a Borrowing Base Compliance Event; or
(b)    an Asset Backed Loan Performance Event; or
(c)    a Non-Securitized Portfolio Performance Event; or
(d)    an Event of Default occurs; or
(e)    a Servicer Event of Default occurs; or
(f)    if any Indebtedness of a Diamond Resorts Party should default and be accelerated (unless waived by the holders of such debt).
“Applicable Law” shall mean, for any Person or property of such Person, all existing and future laws, rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority which are applicable to such Person or property, and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi‑judicial tribunal or agency of competent jurisdiction.

“Applicable Review Period” shall have the meaning specified in Section 1.2(a) of the Custodial Agreement.

“Approved Financial Institution” shall mean a federal or state-chartered depository institution or trust company having a combined surplus and capital of at least $100,000,000 and further having (a) commercial paper, short-term debt obligations, or other short-term deposits that are rated at least “A-1” by S&P, if the deposits are to be held in the account for 30 days or less, or (b) having long-term unsecured debt obligations that are rated at least “AA” by S&P, if the deposits

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are to be held in the account more than 30 days. Notwithstanding the foregoing, if an account is held by an Approved Financial Institution, following a downgrade, withdrawal, qualification, or suspension of such institution’s rating, each account must promptly (and in any case within not more than 30 calendar days) be moved with written notice to the Collateral Agent, to an Approved Financial Institution.
“Asset Backed Loan” shall mean the loan and other obligations owed to the Lenders pursuant to the Loan Agreement.
“Asset Backed Loan Interest Expense” means, shall mean, for any period, the excess of (a) the sum (without duplication) of (i) the interest expense of Borrower for such period, determined on an non-consolidated basis in accordance with GAAP, (ii) any interest accrued during such period in respect of Indebtedness of Borrower that is required to be capitalized rather than included in interest expense for such period in accordance with GAAP, plus (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(iii) below that were amortized in a previous period, minus (b) the sum of (i) interest income of Borrower for such period (excluding interest income attributable to Diamond Timeshare Receivables), determined on a non-consolidated basis in accordance with GAAP, (ii) to the extent included in such interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period, plus (iii) to the extent included in such interest expense for such period, non-cash amounts attributable to amortization of debt discounts.
“Asset Backed Loan Portfolio” shall mean, as any date of determination, all Timeshare Loans owned by the Borrower.
“Asset Backed Loan Portfolio Performance Event” with respect to the Asset Backed Loan Portfolio, shall have occurred if, as of any date of determination, (a) the average of the Delinquency Levels for the three immediately preceding Due Periods is greater than 6.50%, or (b) the average of the Default Levels for the three immediately preceding Due Periods is greater than 0.45%.
“Assignee” shall have the meaning specified in Section 8.1(g) of the Loan Agreement.
“Assignment” shall have the meaning specified in Section 8.1(g) of the Loan Agreement.
“Association” means, with respect to each Resort, the related homeowners’ association.
“Assumption Date” shall have the meaning specified in Section 5.16(f) of the CSA.
“Authoritative Copy” means a document, utilizing the electronic signature services of DocuSign that becomes part of an Electronic Timeshare Loan File which is unique, identifiable and has no watermark or other marking that would indicate that it is a “copy” or “duplicate” or not an original or not an “authoritative copy.

“Authorized Officer” means, with respect to any corporation, limited liability company or partnership, the Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer, Managing Member and each other

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officer of such corporation or limited liability company or the general partner of such partnership specifically authorized in resolutions of the Board of Directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other documents in connection with any Transaction Document on behalf of such corporation, limited liability company or partnership, as the case may be.
“Available Borrowing Amount” shall mean for any Funding Date, the lesser of (a) the aggregate Available Commitments and (b) an amount equal to the Borrowing Base less the Outstanding Loan Balance.
“Available Commitment” shall mean, on any day for a Lender, such Lender’s Commitment in effect on such day minus such Lender’s portion of the Outstanding Loan Balance on such day.
“Available Funds” shall mean for any Payment Date, (A) all funds on deposit in the Collection Account after making all transfers and deposits required from (i) the Centralized Lockbox Account, (ii) DFHC or the Seller, as the case may be, pursuant to the CSA, the Sale Agreement or the Purchase Agreement, (iii) the Servicer pursuant to the CSA (including any Retained Asset Proceeds), (iv) any payment received in respect of any Hedge Agreement, and (v) the Performance Guarantors in respect of the Undertaking Agreement, plus (B) all investment earnings on funds on deposit in the Collection Account from the immediately preceding Payment Date through such Payment Date, less (C) amounts on deposit in the Collection Account related to collections related to any Due Periods subsequent to the Due Period related to such Payment Date.
“Back-Up Servicer” means Wells Fargo Bank, National Association and its permitted successors and assigns, as provided in the CSA.
“Back-Up Servicer Expenses” means reasonable out-of-pocket expenses of the Back-Up Servicer incurred in connection with performance of the Back-Up Servicer’s obligations and duties under the CSA.
“Back-Up Servicing Fee” means for any Payment Date, an amount equal to the product of (x) one-twelfth of 0.07% and (y) the Aggregate Timeshare Loan Balance as of the first day of the related Due Period.
“Bank Base Rate” means a rate per annum equal to the greater of (i) the prime rate of interest announced publicly by the Administrative Agent (or an Affiliate) from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by the Administrative Agent (or an Affiliate)) and (ii) the sum of (a) 1.5% and (b) the rate equal to the Federal Funds Rate.
“Bankruptcy Code” means the federal Bankruptcy Code, as amended (Title 11 of the United States Code).
“Benefit Plan” shall mean (a) an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA; (b) any “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code; (c) any entity whose underlying assets include

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assets of an employee benefit plan or plan described in (a) or (b) above by reason of such employee benefit plan’s or plan’s investment in such entity; or (d) any other arrangement that is subject to Similar Law.
“Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“Borrower” means Diamond Resorts/CO Borrower 2016, LLC, a Delaware limited liability company.
“Borrower Order” means a written order or request delivered to the Collateral Agent and signed in the name of the Borrower by an Authorized Officer.
“Borrowing” shall mean a borrowing made by the Borrower pursuant to the terms and conditions of the CSA and the Loan Agreement.
“Borrowing Base” shall mean as of any date of determination, the product of (a) the aggregate Timeshare Loan Balance of the Borrowing Base Loans minus the Excluded Loan Balance and (b) the Advance Rate. For purposes of calculating the Borrowing Base on a Funding Date, the Timeshare Loan Balance of a Borrowing Base Loan, the Aggregate Timeshare Loan Balance and Excluded Loan Balance shall be measured as of the last day of the immediately preceding Due Period (or, with respect to the Additional Timeshare Loans conveyed on such Funding Date or Timeshare Loans conveyed during the same Due Period, the related Cut-off Date). For purposes of calculating the Borrowing Base with respect to any Determination Date, the aggregate Timeshare Loan Balance of a Borrowing Base Loan, the Aggregate Timeshare Loan Balance and Excluded Loan Balance shall be measured as of the end of the related Due Period (or, with respect to Additional Timeshare Loans conveyed on such Funding Date or Timeshare Loans conveyed during the same Due Period, the related Cut-off Date). All 30-day Plus Delinquent Loans, 60-day Plus Delinquent Timeshare Loans and Defective Timeshare Loans shall be deemed to have a Timeshare Loan Balance of zero ($0) for purposes of this definition.
“Borrowing Base Compliance Event” shall have occurred if, as of any date of determination, the Outstanding Loan Balance exceeds the Borrowing Base as of such date, and the Borrower fails to, within two (2) Business Days after the next Payment Date to occur, either (i) pay in full an amount of principal on the Outstanding Loan Balance equal to such excess or (ii) pledge additional Timeshare Loans such that the Outstanding Loan Balance does not exceed the Borrowing Base.
“Borrowing Base Loans” shall mean, as of any date of determination, all Timeshare Loans that are Eligible Timeshare Loans on such date and owned directly by the Borrower and Granted to the Collateral Agent pursuant to the CSA.
“Borrowing Certificate” means a certificate by an Authorized Officer of the Borrower, substantially in the form of Exhibit E to the Loan Agreement, setting forth, and certifying as to the accuracy of, the calculation of the Available Borrowing Amount, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to each Lender.

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“Borrowing Notice” shall have the meaning specified in Section 2.1(c) of the Loan Agreement.
“Business Day” means any day other than (i) a Saturday, a Sunday, or (ii) a day on which banking institutions in New York City, the city in which the Servicer is located, or the city in which the Corporate Trust Office is located, are authorized or obligated by law or executive order to be closed.
“Cabo Developer” shall mean DPM Acquisition Mexico S. de R.L. de C.V.
“CAD Conversion Date” shall have the meaning set forth in Section 5.2(h) of the CSA.
“CAD Timeshare Loan” shall mean any Timeshare Loan that is denominated in dollars that are the lawful currency of Canada, rather than dollars that are the lawful currency of the United States.
“Capital Lease Obligations” of any person means the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
“Cash Equivalents” means (a) marketable direct obligations issued by, or guaranteed by, the government of the United States of America maturing within one (1) year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at the time of acquisition at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency and maturing within six months from the date of acquisition; (d) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States of America; and (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at the time of acquisition at least A by S&P or P-1 by Moody’s.
“Centralized Lockbox Account” shall have the meaning specified in Section 5.2(a) of the CSA.
“Certified Translation Document” shall have the meaning specified in Section 1.2(c) of the Custodial Agreement.

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“Change in Control” shall be deemed to have occurred if (a) any “person” (other than a Permitted Holder) or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof) (other than any such group that includes one or more Permitted Holders so long as, without giving effect to the existence of such group or any other group, one or more Permitted Holders is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 as in effect on the date hereof) or record owner of more than 50% of the aggregate shares of voting capital stock held by such group) is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 as in effect on the date hereof) or record owner of, shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Parent, (b) a majority of the seats (other than vacant seats) on the board of directors of Parent shall at any time be occupied by persons who were neither (i) nominated by the board of directors of Parent nor (ii) appointed by directors so nominated, (c) Parent shall cease to directly own, beneficially and of record, 100% of the issued and outstanding Equity Interests of Holdings or (d) any change in control (or similar event, however denominated) with respect to Parent, Holdings, Diamond Resorts Corporation or any Subsidiary shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary is a party.
“Closing Date” means May 11, 2016.
“Code” means the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.
“Collateral” has the meaning specified therefor in the Collateral Documents.
“Collateral Agent” means Wells Fargo Bank, National Association, or such successor as set forth in Section 7.9 of the CSA.
“Collateral Agent Expenses” means reasonable out-of-pocket expenses of the Collateral Agent incurred in connection with performance of the Collateral Agent’s obligations and duties under the CSA.
“Collateral Agent Fee” means on each Payment Date, an amount equal to $1,000.
“Collateral Certificate” means the collateral certificate to be executed and delivered by the Borrower to the Administrative Agent in form and substance satisfactory to the Administrative Agent, as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms and conditions of the Transaction Documents.
“Collateral Documents” means the CSA, the Deposit Account Control Agreement, the Intercreditor Agreement, and all other instruments, documents and agreements delivered in order to grant to the Collateral Agent a Lien on the Subject Collateral as security for the Asset Backed Loan.

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“Collection” shall mean a trust arrangement by which a Collection Developer transfers legal title to deeded fee simple or leasehold interests in Units at a Resort to either (a) a Collection Trustee or Collection Association pursuant to a Collection Trust Agreement or (b) in the case of the Cabo Azul Collection, a Mexican land trust. For purposes of the Transaction Documents and Timeshare Loans, each of Diamond Resorts U.S. Collection, Diamond Resorts Hawaii Collection, Diamond Resorts California Collection, Premiere Vacation Collection, Club Intrawest and Cabo Azul Collection is a “Collection”. Subject to the written approval of the Administrative Agent, the definition of “Collection” may be expanded to include future Collections formed by Diamond Resorts Corporation or its affiliates.
“Collection Account” means the account established and maintained by the Paying Agent pursuant to Section 3.2(a) of the CSA.
“Collection Association” shall mean any of (i) Diamond Resorts U.S. Collection Members Association, Inc., Diamond Resorts Hawaii Collection Members Association, Inc., Diamond Resorts California Collection Members Association, Inc. and Premiere Vacation Collection Owners Association, Inc. and Club Intrawest or (ii) any similar entity related to a new Collection approved by the Administrative Agent.
“Collection Developer” means (i) Diamond Resorts U.S. Collection Development, LLC, Diamond Resorts Hawaii Collection Development, LLC, Diamond Resorts California Collection Development, LLC, Diamond Resorts Premiere Vacation Collection Development, LLC or the Cabo Developer, or Diamond Resorts Canada, Ltd or (ii) any similar entity related to a new Collection approved by the Administrative Agent.
“Collection Policy” means the collection policy and practices of the initial Servicer in effect on the Closing Date (as may be amended from time to time as permitted by the Transaction Documents) and attached as Exhibit C to the CSA, and for any successor Servicer means the collection policy and practices of such successor in effect on the date which it commences servicing, which collection policy and practices of the initial Servicer and any successor Servicer shall include a policy to determine when a Timeshare Loan should be written-off as uncollectible.
“Collection Reports” shall have the meaning specified in Section 5.16(b) of the CSA.
“Collection Trust Agreement” shall mean each trust agreement by and among the Collection Trustee and the related Collection Developer and Collection Association.
“Collection Trustee” shall mean First American Trust, FSB, a federal savings bank, Computershare Trust Company of Canada, City National Bank, Sandestin Real Estate Corporation, FNTC America Holding Corp., FNTC America, Ltd. or any similar entity related to a new Collection approved by the Administrative Agent.
“Commitment” shall mean with respect to any Lender, the maximum amount of such Lender’s commitment to make advances to the Borrower as set forth in Schedule I to the Loan Agreement or in the Joinder Supplement or Transfer Supplement by which such Lender became a

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party to the Loan Agreement, as may be increased or reduced from time to time in accordance with the Loan Agreement.
“Commitment Expiration Date” shall be November 11, 2018 or such date as may be extended in accordance with the Loan Agreement.
“Commitment Fee” shall have the meaning set forth in the Fee Letter.
“Commitment Percentage” shall mean with respect to a Lender, such Lender’s Commitment as a percentage of all Commitments.
“Consolidated Interest Expense” means, shall mean, for any period, the excess of (a) the sum (without duplication) of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations, but excluding, to the extent otherwise included therein, interest expense in respect of Indebtedness under a Receivables Securitization, or interest expense relating to an Unrestricted Subsidiary) of Parent and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) any interest accrued during such period in respect of Indebtedness of Parent or any of its Subsidiaries that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, (iii) amortization of debt discount and debt issuance cost, (iv) non-cash interest expense, and (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, minus (b) the sum of (i) interest income of Parent and its Subsidiaries for such period (excluding interest income attributable to Diamond Timeshare Receivables), determined on a consolidated basis in accordance with GAAP, and (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period. For purposes of the foregoing, Consolidated Interest Expense shall be determined after giving effect to any net payments made or received by Parent or any of its Subsidiaries with respect to interest rate Hedge Agreements.
“Consolidated Net Income” means, for any period, the net income or loss of Parent and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided, that there shall be excluded:

(i)
the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by the Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Subsidiary,

(ii)
the income or loss of any person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Parent or any of its Subsidiaries or the date that such person’s assets are acquired by Parent or any of its Subsidiaries,

(iii)	the cumulative effect of any changes in accounting principles,

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(iv)
the income of any person in which any other person (other than Parent or any wholly owned Subsidiary of Parent or any director holding qualifying shares in accordance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Parent or a wholly owned Subsidiary of Parent by such person during such period, and

(v)	any gains or losses attributable to sales of assets out of the ordinary course of business.
“Continued Errors” shall have the meaning specified in Section 5.16(f)(i) of the CSA.
“Contribution and Assignment Agreement” shall mean that certain Contribution and Assignment Agreement by and between Diamond Resorts Corporation and DFHC.
“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Conveyed Timeshare Property” shall have the meaning specified in Section 2(a) of the Sale Agreement.
“Corporate Trust Office” means the office of the Collateral Agent, Paying Agent, Custodian and Back-Up Servicer, which office is at the address set forth in Section 13.2 of the CSA.
“CSA” means the Collateral and Servicing Agreement, dated as of May 11, 2016, by and among the Borrower, the Servicer, the Paying Agent, the Collateral Agent, the Custodian, the Back-Up Servicer and the Administrative Agent, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.
“Custodial Agreement” means that certain Custodial Agreement, dated as of May 11, 2016, by and among the Custodian, the Collateral Agent, the Servicer, the Borrower and the Administrative Agent, as amended, restated or otherwise modified from time to time in accordance with their terms thereof.
“Custodial Delivery Failure” shall have the meaning specified in Section 2.5 of the Custodial Agreement.
“Custodial Expenses” means reasonable out-of-pocket expenses of the Custodian incurred in connection with performance of the Custodian’s obligations and duties under the Custodial Agreement.
“Custodial Fees” means the fees provided in the Custodial Agreement to the Custodian for its services thereunder.
“Custodian” means Wells Fargo Bank, National Association, or its permitted successors and assigns.

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“Cut-Off Date” shall mean (a) with respect to a Timeshare Loan (other than an Additional Timeshare Loan), the date specified in the Schedule of Timeshare Loans as the date after which all subsequent collections related to such Timeshare Loans are sold by DFHC to the Seller and by the Seller to the Borrower and (b) with respect to an Additional Timeshare Loan, the date specified as such in the Additional Timeshare Loan Supplement.
“Cut-Off Date Loan Balance” means the Timeshare Loan Balance of a Timeshare Loan on the related Cut-Off Date.
“Declaration” means the declaration in furtherance of a plan for subjecting a Resort or a Collection to a timeshare form of ownership, which declaration contains covenants, restrictions, easements, charges, liens and including, without limitation, provisions regarding the identification of Timeshare Interest and the common areas and the regulation and governance of the real property comprising such Resort or such Collection as a timeshare regime.
“Default” means an event which, but for the passage of time or the giving of notice or both, would constitute an Event of Default, Servicer Event of Default or Amortization Event.
“Defaulted Borrowing Date” shall have the meaning specified in Section 6.5 of the Loan Agreement.
“Default Level” for any due period is equal to the sum of the loan balances of all Timeshare Loans in the Non-Securitized Portfolio or Asset Backed Loan Portfolio, as the case may be, that are 181 days or more delinquent and otherwise meets the definition of “60-day Plus Delinquent Loan” herein (other than, in the case of the Asset Backed Loan Portfolio, 60-day Plus Delinquent Loans for which DFHC has exercised its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement) divided by the aggregate loan balance of all Timeshare Loans in the Non-Securitized Portfolio or Asset Backed Loan Portfolio, as applicable.
“Default Rate” means, with respect to the Asset Backed Loan, 2.00%.
“Defective Timeshare Loan” means any Timeshare Loan for which the DFHC or the Seller has breached a representation and warranty and has not cured, repurchased or replaced in accordance with the Purchase Agreement or the Sale Agreement.
“Delinquency Level” for any due period is equal to the sum of the loan balances of the Non-Securitized Portfolio or Asset Backed Loan Portfolio, as the case may be, that are more than 60 days but less than 181 days delinquent divided by the aggregate loan balance of all Timeshare Loans in the Non-Securitized Portfolio or Asset Backed Loan Portfolio, as applicable.
“Deliver” means (x) with respect to a Tangible Timeshare Loan File, to deliver physical possession of such Tangible Timeshare Loan File via reputable overnight delivery service and (y) with respect to an Electronic Timeshare Loan File, to direct the transfer of such Electronic Timeshare Loan File from the vault partition of the Seller to the Warehouse Vault Partition. The terms “Delivery” and “Delivered” shall have corollary meanings.

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“Delivery Date” shall have the meaning specified in Section 1.1(b) of the Custodian Agreement.
“Deposit Account” means a “deposit account” within the meaning of Section 9 102(a)(29) of the UCC.
“Deposit Account Control Agreement” means a deposit account control agreement for a lockbox account (including the Centralized Lockbox Account), as it may be amended, supplemented or otherwise modified from time to time.
“Determination Date” shall mean, with respect to any Payment Date, the fourth Business Day prior to such Payment Date.
“DFHC” means Diamond Resorts Finance Holding Company, a Delaware corporation.
“DFS” means Diamond Resorts Financial Services, Inc., a Nevada corporation.
“DHC” shall mean Diamond Resorts Developer and Sales Holding Company, a Delaware corporation.
“DHC Subsidiary Distribution and Assignment Agreement” shall mean each distribution and assignment agreement by and between DHC and a DHC Subsidiary Loan Owner.
“DHC Subsidiary Loan Owner” shall mean Diamond Resorts U.S. Collection Development, LLC, Diamond Resorts Hawaii Collection Development, LLC and Diamond Resorts California Collection Development, LLC, ILX Acquisition, Inc., DPM Loanco, LLC, Resort Ventures, L.P., and Diamond Resorts IW Resort Ownership U.S. Corporation.
“Diamond Marketing and Sales Percentage” shall equal the average of the selling and marketing expenses as a percentage of total Timeshare Interest sales as reported by Diamond Resorts, over the last four quarters; provided, that if such quarter is a quarter ending on December 31, the Diamond Marketing and Sales Percentage will be based on the selling and marketing expenses for the most recent year.
“Diamond Resorts Corporation” means Diamond Resorts Corporation, a Maryland corporation.
“Diamond Resorts Entity” means each Diamond Resorts Party, each Collection Developer and their respective Affiliates, excluding, in each instance, FLRX.
“Diamond Resorts Marketing and Sales Percentage” shall equal the average of the selling and marketing expenses as a percentage of total Timeshare Interest sales as reported by Diamond Resorts Corporation, over the last four quarters; provided, that if such quarter is a quarter ending on December 31, the Diamond Resorts Marketing and Sales Percentage will be based on the selling and marketing expenses for the most recent year.

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“Diamond Resorts Party” means each of the Borrower, the Seller, DFHC, the initial Servicer, each Subsidiary Loan Owner and each Performance Guarantor.
“Diamond Resorts Subsidiary Distribution and Assignment Agreement” shall mean each distribution and assignment agreement by and between Diamond Resorts Corporation and a Diamond Resorts Subsidiary Loan Owner.
“Diamond Resorts Subsidiary Loan Owner” shall mean DHC.
“Diamond Timeshare Receivables” shall mean timeshare receivables originated by, contributed or otherwise owned by Holdings, Diamond Resorts Corporation or any other Subsidiary.
“Direct Obligations” means direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America.
“Distribution and Assignment Agreement” shall mean, as the context requires, any of the DHC Subsidiary Distribution and Assignment Agreement or the Diamond Resorts Subsidiary Distribution and Assignment Agreement.
“DocuSign” means DocuSign Inc., a Washington corporation.

“DocuSign System” means the electronic signature services and the accompanying technology system comprised of proprietary and third party software, hardware, network communications equipment, lines and services, computer servers, data centers, support and maintenance services, security devices and other related technology materials of DocuSign that assists in electronic contracting in the timeshare industry.

“Domestic Obligor” shall mean all Obligors who are not Foreign Obligors.
“Domestic Subsidiaries” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.
“Due Period” means with respect to any Payment Date, the immediately preceding calendar month.
“Electronic Obligor Note” means an Obligor Note which was created electronically using the DocuSign System and stored using the eOriginal System in a manner in which: (1) a single Authoritative Copy of the Obligor Note exists which is unique, identifiable and, except as otherwise provided in subparagraphs (4), (5) and (6) below, unalterable; (2) the Authoritative Copy is maintained in clean format and is held in a vault partition managed by the Custodian that identifies the Administrative Agent as the secured party of the Obligor Note; (3) the Authoritative Copy is communicated to and maintained by the Custodian, as the designated custodian of the Administrative Agent; (4) copies or revisions that add or change an identified assignee of the Authoritative Copy can be made only with the participation of the Custodian, as the designated

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custodian of the Administrative Agent; (5) each copy of the Authoritative Copy and any copy of a copy is readily identifiable as a copy that is not the Authoritative Copy; and (6) any revision of the Authoritative Copy is readily identifiable as an authorized or unauthorized revision.

“Electronic Timeshare Loan File” means a Timeshare Loan File, the contents of which were created electronically using the DocuSign System.

“Eligible Bank Account” means a segregated account held for the benefit of the Secured Parties which may be an account maintained with the Collateral Agent, which is either: (i) maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least A by S&P, A2 by Moody’s and A by Fitch and whose short-term unsecured obligations are rated at least A-1 by S&P, P-1 by Moody’s and F-1 by Fitch; or (ii) a trust account or similar account maintained at the corporate trust department and in the name of the Collateral Agent.
“Eligible Investments” means one or more of the following obligations or securities:

(a)	Direct Obligations;

(b)
federal funds, or demand and time deposits in, certificates of deposit of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Collateral Agent or any agent of the Collateral Agent, acting in its respective commercial capacity) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment, the commercial paper or other short-term unsecured debt obligations or long‑term unsecured debt obligations of such depository institution or trust company have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(c)
securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a short-term unsecured debt rating from each Rating Agency, at the time of investment at least equal to the highest short-term unsecured debt ratings of each Rating Agency, provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Subject Collateral to exceed 20% of the sum of the aggregate Outstanding Loan Balance and the aggregate principal amount of all Eligible Investments in the Collection Account, provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

(d)
commercial paper (including both non interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term ratings; and

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(e)
any other demand, money market fund, common trust estates or time deposit or obligation, or interest-bearing or other security or investment (including those managed or advised by the trust estates or an Affiliate thereof): rated in the highest rating category by each Rating Agency then rating such investment. Such investments in this subsection (f) may include money market mutual funds or common trust estates, including any other fund for which the Collateral Agent or an Affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or sub-custodian, notwithstanding that (x) the Collateral Agent or an Affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Collateral Agent or an Affiliate thereof charges and collects fees and expenses for services rendered pursuant to the CSA, and (z) services performed for such funds and pursuant to this CSA may converge at any time;

provided, however, that (1) any such Eligible Investment must be money-market or other instruments without options and with maturities no later than the Business Day prior to the expected Payment Date; and provided, further, that no such instrument shall be an Eligible Investment if such instrument (i) evidences either (x) a right to receive only interest payments with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, and (ii) is purchased at a price in excess of par. Any Eligible Investment may be made by or through the Collateral Agent or an affiliate of the Collateral Agent.
“Eligible Timeshare Loan” means a Timeshare Loan conforming to each of the representations and warranties set forth in Schedule I to the Sale Agreement as of the Funding Date, Transfer Date or, with respect to a Determination Date (and any related Payment Date), the last day of the Due Period, as the case may be, 30-day Plus Delinquent Loans, 60-day Plus Delinquent Loans and Defective Timeshare Loans are not, as of any date of determination, Eligible Timeshare Loans.
“Embargoed Person” means any Person subject to trade restrictions under U.S. law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. I et seq., and any executive orders or regulations promulgated thereunder with the result that the investment in any Diamond Resorts Entity (whether directly or indirectly), is prohibited by law or the Asset Backed Loan are in violation of law.
“Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901, et seq.), the Federal Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future Federal, state, local or foreign statute, law, code, ordinance, rule, regulation, order, judgment, decree, injunction, notice, permit, license or other binding

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determination of any Governmental Authority imposing liability or establishing standards of conduct relating to protection of the environment, preservation or reclamation of natural resources, the presence, management or Release of Hazardous Materials or to health and safety matters.
“Environmental Liability” shall means all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“eOriginal” means eOriginal, Inc., a Delaware corporation.

“eOriginal System” means the electronic vaulting and management services and accompanying technology system comprised of proprietary and third party software, hardware, network communications equipment, lines and services, computer servers, data centers, support and maintenance services, security devices and other related technology materials of eOriginal that enable electronic contract vaulting in the timeshare industry.

“Equity Interests” mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest.
“Equity Issuance” shall mean any issuance or sale by Parent or any of its Subsidiaries of any Equity Interests of Parent or any such Subsidiary, as applicable, except in each case for (a) any issuance or sale to Parent or any of its Subsidiaries and (b) any issuance of directors qualifying shares.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute, together with the rules and regulations thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that together with Parent, Holdings or Diamond Resorts Corporation is treated as a single employer under Sections 414(b), (c), (m) or (o) of the Code or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to an Plan (other than an event for which the 30-day notice period is waived), (b) the failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by Parent, Holdings or Diamond Resorts Corporation or any of their ERISA

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Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of Parent, Holdings or Diamond Resorts Corporation or any of their ERISA Affiliates from any Plan or Multiemployer Plan, (e) the receipt by Parent, Holdings or Diamond Resorts Corporation or any of their ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (f) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (g) the receipt by Parent, Holdings or Diamond Resorts Corporation or any of their ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from Parent, Holdings or Diamond Resorts Corporation or any of their ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be in endangered or critical status within the meaning of Section 305 of ERISA, (h) the occurrence of a “prohibited transaction” with respect to which Parent, Holdings or Diamond Resorts Corporation or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which Parent, Holdings or Diamond Resorts Corporation or any such Subsidiary could otherwise be liable, (i) any Foreign Benefit Event or (j) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of Parent, Holdings or Diamond Resorts Corporation or any other Subsidiary.
“Erroneous Payee” shall have the meaning specified in Section 5.2(c) of the CSA.
“Errors” shall have the meaning specified in Section 5.16(f)(i) of the CSA.
“Event of Default” means any one of the following events:

(a)
without regard to Available Funds, default in the making of Interest Distribution Amounts, Principal Distribution Amounts, any fees due the Administrative Agent or any Lender, or any other payments or deposits required by the CSA or the Loan Agreement when such become due and payable, and continuance of such default for three (3) Business Days;

(b)	a failure to comply with the Hedge Requirement (if applicable) and such failure shall continue for 15 days;

(c)
a default in the performance of, or the breach of any covenant of a Diamond Resorts Entity in the Loan Agreement, the CSA or other Transaction Document (other than a covenant dealing with a default in the performance of which, or the breach of which, is specifically dealt with elsewhere in this definition of Event of Default) and the continuance of such default or breach for a period of 30 days (or, if the defaulting party shall have provided evidence satisfactory to the Administrative Agent at its sole discretion (1) that such breach cannot be cured in the 30-day period, (2) that such breach can be cured within an additional 30-day period and (3) that it is diligently pursuing a cure, then 60 days) after the earlier of (x) such Diamond Resorts Entity first acquiring knowledge thereof, and (y) the Collateral Agent’s, the Administrative Agent’s or any Lender’s giving written notice thereof to the Borrower; provided, however, that if such default or breach is in respect of a breach that cannot be cured,

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there shall be no grace period whatsoever; provided, further, that there shall be no grace period for (i) the Borrower’s breach of the covenant set forth in Section 8.6(b) of the CSA or (ii) the Servicer’s breach of the covenants set forth in Sections 5.3(k) and 5.3(l) of the CSA; or

(d)
if any representation or warranty of a Diamond Resorts Entity made in the Loan Agreement, the CSA or other Transaction Document shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such breach is not remedied within 30 days (or, if the defaulting party shall have provided evidence satisfactory to the Administrative Agent (1) that such representation or warranty cannot be cured in the 30-day period, (2) that such representation or warranty can be cured within an additional 30-day period and (3) that it is diligently pursuing a cure, then 60 days) after the earlier of (x) such Diamond Resorts Entity first acquiring knowledge thereof, and (y) the Collateral Agent’s, the Administrative Agent’s or any Lender’s giving written notice thereof to the Borrower; provided, however, if such breach is in respect of a representation or warranty that cannot be cured, there shall be no grace period whatsoever; or

(e)
the entry by a court having jurisdiction over a Diamond Resorts Entity of (i) a decree or order for relief in respect of such Diamond Resorts Entity in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging such Diamond Resorts Entity as a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of such Diamond Resorts Entity under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of such Diamond Resorts Entity, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 30 consecutive days; or

(f)
the commencement by a Diamond Resorts Entity of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated as a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of such Diamond Resorts Entity in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of such Diamond Resorts Entity or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or such Diamond Resorts Entity’s failure to pay its debts

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generally as they become due, or the taking of corporate action by such Diamond Resorts Entity in furtherance of any such action; or

(g)
any provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto or a proceeding shall be commenced by any party seeking to establish the invalidity or unenforceability thereof or, any party shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document; or

(h)
the impairment of the validity of any security interest of the Collateral Agent in the Subject Collateral in any material respect, except as expressly permitted under the Transaction Documents, or the creation of any material encumbrance on or with respect to the Subject Collateral or any portion thereof not otherwise permitted; or

(i)	the Borrower becoming subject to registration as an “investment company” under the Investment Company Act of 1940, as amended; or

(j)
the Servicer has been terminated following a Servicer Event of Default and a successor Servicer has not been appointed or such appointment has not been accepted within 20 days of the date of termination specified in the termination notice; or

(k)	a Change in Control shall have occurred that has not been consented to in writing by Administrative Agent (in its sole discretion); or

(l)	any Collection or Collection Association shall incur any indebtedness (other than trade debt in the ordinary course); or

(m)
one or more judgments shall be rendered against a Diamond Resorts Entity or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of such Diamond Resorts Entity to enforce any such judgment and such judgment either (A) is for the payment of money in an aggregate amount in excess of $20,000,000 (excluding amounts (1) covered by insurance from a credit worthy insurance carrier that is not an Affiliate of Parent and has been advised of the claim and has not disclaimed coverage or (2) covered by an indemnity agreement with a credit worthy indemnitor that is, and upon terms that are, reasonably acceptable to the Administrative Agent, and to the extent such indemnitor has been advised of the claim and has not disclaimed that such claim is indemnifiable) or (B) is for injunctive relief and could reasonably be expected to result in a Material Adverse Effect; or

(n)	an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected

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to result in liability of Parent, Holdings, Diamond Resorts Corporation and their ERISA Affiliates in an aggregate amount exceeding $10,000,000; or

(o)	an event or development occurs which has or is reasonably likely to have a Material Adverse Effect and the Administrative Agent has given notice to the Borrower; or

(p)	there occurs an “Event of Default” under the Senior Secured Credit Facility, as defined thereunder; or

(q)
there occurs an event under any future credit agreement similar in nature to the Senior Secured Credit Facility that is an “Event of Default” as defined thereunder, or, if such term is not defined thereunder, an event as defined using a term similar to “Event of Default”; or

(r)
the Outstanding Loan Balance exceeds the Borrowing Base as of the related Payment Date and the Borrower fails to either (i) pay in full an amount of principal on the Asset Backed Loan equal to such excess or (ii) pledge additional Timeshare Loans such that the Outstanding Loan Balance does not exceed the Borrowing Base.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
“Excluded Loan Balance” as of any date of determination means with respect to the Borrowing Base Loans:

(i)	the amount of the Timeshare Loan Balance of the Borrowing Base Loans that causes the Weighted Average Timeshare Loan Coupon to be less than thirteen percent (13%) per annum; plus

(ii)	the amount of the Timeshare Loan Balance of the Borrowing Base Loans that cause the weighted average FICO scores of the related Obligors of all of the Borrowing Base Loans to be less than 700; plus

(iii)
the amount by which the Timeshare Loan Balance of all Borrowing Base Loans for which the related Obligor is a Foreign Obligor that does not have a FICO score exceeds 7% of the aggregate Timeshare Loan Balance of all Borrowing Base Loans; plus

(iv)
the amount by which the Timeshare Loan Balance of all Borrowing Base Loans that are CAD Timeshare Loans exceeds the greater of (a) $5,000,000 and (b) ten percent (10%) of the aggregate Timeshare Loan Balance of all Borrowing Base Loans (without giving effect to the impact of any Excluded Loan Balances); plus

(v)	the amount by which the Timeshare Loan Balance of all Borrowing Base Loans for which the related Obligor has a FICO score less than 600 exceeds five percent (5%)

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of the aggregate Timeshare Loan Balance of all Borrowing Base Loans (without giving effect to the impact of any Excluded Loan Balances); plus

(vi)	the amount of the Timeshare Loan Balance of the Borrowing Base Loans that cause more than twenty percent (20%) of the Borrowing Base Loans to have a Timeshare Loan Balance in excess of $65,000; plus

(vii)	the amount of the Timeshare Loan Balance of the Borrowing Base Loans that cause more than seven percent (7%) of the Borrowing Base Loans to be 30-day Plus Delinquent Loans.
“Excluded Taxes” shall have the meaning specified in Section 6.3 of the Loan Agreement.
“Facility Termination Date” shall mean the earliest of (i) the Stated Maturity or (ii) the date the Asset Backed Loan is accelerated as a result of an Event of Default.
“FATCA” shall mean Sections 1471 through 1474 of the Code, any current or future Treasury Regulations promulgated thereunder, or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b) of the Code.
“FATCA Withholding Tax” shall mean any withholding or deduction made in respect of any payment pursuant to FATCA.
“Federal Funds Rate” means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
“Fee Letter” shall mean that certain letter(s) by and among the Borrower, the Performance Guarantors and the Administrative Agent related to certain fees to be paid to the Administrative Agent.
“Financed Asset” means any property or asset newly-purchased from a third party other than an Affiliate of Diamond Resorts Corporation.
“Financial Covenants” shall mean so long as any principal of or interest on any Note (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, none of Parent, Holdings or Diamond Resorts Corporation will, nor will they cause or permit any of their Subsidiaries to, unless the Required Lenders shall otherwise consent in writing:
(w)    Consolidated Interest Coverage Ratio. Permit, for any period of four consecutive fiscal quarters, in each case taken as one accounting period, the ratio of Adjusted EBITDA for such period to Consolidated Interest Expense for such period to be less than 1.50 to 1.00 on the last day of any fiscal quarter.

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(x)    Total Leverage Ratio. Permit the ratio of (i) Total Funded Debt on such date minus unrestricted cash and Cash Equivalents to (ii) Adjusted EBITDA for the period of four consecutive fiscal quarters most recently ended to be greater than 5.00 to 1.00 on the last day of any other fiscal quarter.
(y)    Total Liquidity. Permit the aggregate unrestricted cash and Cash Equivalents held by Holdings, Diamond Resorts Corporation and the other Subsidiaries (other than the cash and Cash Equivalents held by an Unrestricted Subsidiary) on the last day of any fiscal quarter to be less than $10,000,000.
(z)    Asset Backed Loan Interest Coverage. Permit the ratio of (i) Timeshare Loan Interest Collections for any fiscal quarter to (ii) Asset Backed Loan Interest Expense for such fiscal quarter to be less than 1.50 to 1.00 on the last day of any such fiscal quarter.
Notwithstanding the foregoing, in the event that any of the Performance Guarantors undertakes a financing or amends an existing financing in which the financial covenants equivalent to the financial covenants set forth in this definition of “Financial Covenants” are more favorable to the lenders party thereto than the financial covenants set forth in this definition of “Financial Covenants”, this definition of “Financial Covenants” shall be, without any further action by any Transaction Party, deemed amended and modified in an economically and legally equivalent manner such that the Lenders shall receive the benefit of the more favorable financial covenants contained in such financing documents.
“Financial Officers” means the chief financial officer, principal accounting officer, treasurer or controller of such person.
“Fitch” means Fitch Ratings.
“FLRX” shall mean FLRX Inc., a Washington corporation.
“FLRX Judgment” shall mean the judgment in the amount of approximately $30,000,000 rendered on January 11, 2010 against FLRX.
“Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability in excess of $10,000,000 by Parent or any Subsidiary under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by Parent or any of the Subsidiaries,

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or the imposition on Parent or any of the Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $10,000,000.
“Foreign Language Template” shall have the meaning specified in Section 1.2(c) of the Custodial Agreement.
“Foreign Obligor” shall mean an Obligor that is not a citizen or resident of, and making payments from, the “United States” (as defined in Section 7701(a)(9) of the Code), Puerto Rico, the U.S. Virgin Islands, any United States territories or Canada.
“Foreign Pension Plan” means any benefit plan that under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“Foreign Timeshare Loan” means a Borrowing Base Loan for which the related Obligor is a Foreign Obligor.
“Funding Date” shall mean the date on which the Borrower shall make a Borrowing pursuant to the CSA and the Loan Agreement, after satisfaction of the conditions precedent in the Loan Agreement and the CSA.
“Funding Termination Event” shall mean the occurrence of any Event of Default, Amortization Event or Servicer Event of Default.
“GAAP” means United States generally accepted accounting principles applied on a consistent basis.
“Governing Body” means the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, partnership or limited liability company.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
“Grant” means to grant, bargain, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.
“Granting Clause” means the Granting Clause of the CSA.
“Gross Excess Spread Percentage” shall mean for any Due Period the percentage equivalent of a fraction:
(A)    the numerator of which is the product of:

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(x)    the sum of (i) all collections for such Due Period on the Borrowing Base Loans attributable to interest and (ii) amounts received from the Hedge Counterparty during such Due Period, minus the sum of (i) the Interest Distribution Amount on the related Payment Date and (ii) the Servicing Fee on the related Payment Date; and
(y)    360, divided by the actual number of days in such Due Period, and
(B)    the denominator of which is the average daily Aggregate Timeshare Loan Balance for such Due Period.
“Guarantee” of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (b) to purchase or lease property, securities, or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment of such Indebtedness of other obligation or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.
“Hazardous Materials” means (a) any element, compound, chemical, material, substance or waste that is defined, listed or classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste, or otherwise prohibited, limited or regulated, under Environmental Laws; (b) petroleum and its products and by-products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including but not limited to corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, chlorofluorocarbons and all other ozone depleting substances, and any raw materials and building components, including but not limited to manufactured products containing hazardous substances.
“Hedge Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risks or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Parent or any Affiliate shall be a Hedge Agreement.
“Hedge Requirement” shall mean the requirement that, in the event that the Gross Excess Spread Percentage is less than 5.0% as of any Due Period or, as of the end of the Revolving Period, any portion of the Collateral is not subject to a Hedge Agreement, the Borrower maintain one or more Hedge Agreements: (i) such that the Gross Excess Spread Percentage is at least 5.0%, (ii) the

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notional balance of the interest rate caps or swaps at the time of purchase is at least equal to 90% of the Outstanding Loan Balance of the Asset Backed Loan (after taking into account the addition of the new Timeshare Loans on a Funding Date), which notional amount shall amortize on a monthly basis for a term equal to the amortization schedule of the payments on the pledged loans assuming a schedule of payments and prepayments mutually determined by the Servicer, the Borrower and Administrative Agent (which schedule shall be based upon the historical amortization experience of the Timeshare Portfolio) (iii) are based on assumptions approved by the Administrative Agent and (iv) is substantially in the form approved by the Administrative Agent and the Borrower.
“Highest Lawful Rate” shall have the meaning specified in Section 3 of the Sale Agreement.
“Holder” means the holder of the Notes.
“Holdings” means Diamond Resort Holdings, LLC.
“Indebtedness” of any Person means, without duplication, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations and Synthetic Lease Obligations of such person, (i) all obligations of such person as an account party in respect of letters of credit, (j) all obligations of such person in respect of bankers’ acceptances and (k) all net payments that such person would have to make in the event of an early termination, on the date Indebtedness of such person is being determined, in respect of outstanding Hedge Agreements. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.
“Indemnified Amounts” shall have the meaning set forth in Section 2.4 of the Note Purchase Agreement.
“Initial Funding Date” shall mean the first date on which a Borrowing is made to the Borrower pursuant to the Loan Agreement.
“Initial Timeshare Loans” means the Timeshare Loans listed on the Schedule of Timeshare Loans as sold by the Seller to the Borrower and simultaneously pledged to the Collateral Agent on or immediately prior to the Initial Funding Date.
“Initial Trial Balance” shall have the meaning specified in Section 5.16(b) of the CSA.
“Insurance Proceeds” means (i) proceeds of any insurance policy, including property insurance policies, casualty insurance policies and title insurance policies, and (ii) any condemnation

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proceeds, in each case which relate to the Timeshare Loans or the Timeshare Property and are paid or required to be paid to, and may be retained by, the Borrower, any of its Affiliates or to any mortgagee of record.
“Intended Tax Characterization” shall have the meaning specified in Section 4.4(b) of the CSA.
“Intercreditor Agreement” means the Intercreditor Agreement, dated as of August 8, 2007, by and among DFS, Diamond Resorts Centralized Services Company (f/k/a Sunterra Centralized Services Company), Diamond Resorts Polo Development, LLC (f/k/a Polo Sunterra Development, LLC), the Performance Guarantors, the Administrative Agent, Merrill Lynch Mortgage Lending, Inc., the Collateral Agent and each other Person from time to time party thereto, as amended, restated or otherwise modified from time to time.
“Interest Accrual Period” means with respect to any Payment Date, the period from and including the immediately preceding Payment Date to and including the day immediately preceding such Payment Date.
“Interest Distribution Amount” shall equal, the sum of: (A) interest accrued during the related Interest Accrual Period at the related Loan Rate on the related portion of the Outstanding Loan Balance immediately prior to such Payment Date and (B) the amount of unpaid Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the related Loan Rate. The Interest Distribution Amount for the Asset Backed Loan will be calculated on the basis of actual number of days elapsed during the Interest Accrual Period and a 360-day year.
“Interest Rate Per Annum” means, for a Timeshare Loan, the interest rate per annum specified for such Timeshare Loan on the Schedule of Timeshare Loans.
“Inventory Report” shall mean with respect to each Timeshare Loan, a weekly (or as needed basis) report presented in an electronic format by the Custodian to the Administrative Agent which report lists any Timeshare Loan Files that are in the possession of the Custodian pursuant to the Custodial Agreement. Each Inventory Report will include any updates thereto from the time last delivered.
“Investing Office” means initially, the office of any Lender, designated as such, on the signature pages to the Loan Agreement or in the Joinder Supplement or Transfer Supplement pursuant to which such Lender became a party to the Loan Agreement, and thereafter, such other office of such Lender or Assignee as may be designated in writing to the Administrative Agent and the Borrower by such Lender or Assignee.
“Investment Letter” shall have the meaning specified in Section 8.1(b) of the Loan Agreement.
“Joinder Supplement” shall have the meaning specified in Section 2.2(c) of the Loan Agreement.

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“Kroll” means Kroll Bond Rating Agency, Inc.
“Last Endorsee” means the last endorsee of an original Obligor Note.
“Lender” shall mean each Person identified as a lender on Schedule I to the Loan Agreement or in the Joinder Supplement or Transfer Supplement pursuant to which such Person became a party to the Loan Agreement, and any permitted assignee thereof.
“Lender FATCA Information” means information sufficient to eliminate the imposition of, or determine the amount of, U.S. withholding tax under FATCA.
“Lender/Participant Register” shall have the meaning specified in Section 8.2 of the Loan Agreement.
“Lender Tax Identification Information” means properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, IRS Form W-9 (or applicable successor form) in the case of a person that is a "United States Person" within the meaning of Section 7701(a)(30) of the Code, or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a "United States Person" within the meaning of Section 7701(a)(30) of the Code).
“LIBOR Rate” means, with respect to any Interest Accrual Period, the rate per annum shown on Telerate Page 3750 as the composite offered rate for London interbank deposits for a period equal to such Interest Accrual Period, as shown under the heading “USD” as of 11:00 a.m. (London time) two London Business Days prior to the first day of such Interest Accrual Period; provided, that in the event no such rate is shown, the LIBOR Rate shall be the rate per annum based on the rates at which Dollar deposits for a period equal to such Interest Accrual Period are displayed on Reuters Screen LIBOR01 Page or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m. (London time) two London Business Days prior to the first day of such Interest Accrual Period (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided further that in the event fewer than two such rates are displayed, or if no such rate is relevant, the LIBOR Rate shall be a rate per annum at which deposits in Dollars are offered by the principal office of Deutsche Bank AG in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two London Business Days before the first day of such Interest Accrual Period for delivery on such first day and for a period equal to such Interest Accrual Period; provided, further, that the LIBOR Rate shall never be less than 0.00%.
“LIBOR Reserve Percentage” means, with respect to any Interest Accrual Period, a percentage (expressed as a decimal) equal to the weighted average of the percentages in effect during such Interest Accrual Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirements applicable to “Eurocurrency liabilities” pursuant to Regulation D or any other applicable regulation of the Federal Reserve Board (or any successor thereto) which prescribes reserve requirements applicable to “Eurocurrency liabilities” as currently defined in Regulation D.

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“Licenses” means all material certifications, permits, licenses and approvals, including without limitation, certifications of completion and occupancy permits required for the legal use, occupancy and operation of each Resort as a timeshare resort or hotel.
“Lien” means any mortgage, pledge, hypothecation, assignment for security, security interest, claim, participation, encumbrance, levy, lien or charge.
“Liquidation” means with respect to any 60-day Plus Delinquent Loan, the sale or disposition of the related Timeshare Interest, following foreclosure, other enforcement action or the taking of a deed in lieu of foreclosure, to a Person other than the Servicer and the delivery of a bill of sale or the recording of a deed of conveyance with respect thereto, as applicable.
“Liquidation Expenses” means, with respect to any 60-day Plus Delinquent Loan, the reasonable out-of-pocket expenses (exclusive of overhead expenses) incurred by the Servicer in connection with the performance of its obligations under Sections 5.3(a)(vii) through (x) in the CSA, including: (i) any foreclosure and other repossession expenses incurred with respect to such Timeshare Loan, (ii)(a) if DFS or another Diamond Resorts Entity is the Servicer, commissions and marketing and sales expenses incurred with respect to the sale of the related Timeshare Interest (calculated as the Diamond Resorts Marketing and Sales Percentage of the total liquidation or resale price of such Timeshare Interest (expressed as a dollar figure)), or (b) if a Diamond Resorts Entity is no longer the Servicer, actual commissions and actual marketing and sales expenses incurred with respect to the sale of the related Timeshare Interest, and (iii) any other fees and expenses reasonably applied or allocated in the ordinary course of business with respect to the Liquidation of such 60-day Plus Delinquent Loan (including any property taxes, dues, maintenance fees, assessed timeshare association fees and like expenses).
“Liquidation Proceeds” means with respect to the Liquidation of any 60-day Plus Delinquent Loan, the amounts actually received by the Servicer in connection with such Liquidation including any rental income less related rental expenses.
“Loan Agreement” shall mean that certain Loan Agreement dated as of May 11, 2016, by and among the Borrower, the Performance Guarantors, the Seller, the Administrative Agent and the Lenders named therein, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.
“Loan/Contract Number” means, with respect to any Timeshare Loan, the number assigned to such Timeshare Loan by the Servicer, which number is set forth in the Schedule of Timeshare Loans, as amended from time to time.
“Loan Rate” means a rate per annum equal to the sum of (A) the Alternative Rate for such Interest Accrual Period and (B) the applicable Usage Fee Rate; provided, that, to the extent an Event of Default or an Amortization Event shall have occurred, means the sum of (A) and (B) above, as applicable, plus the Default Rate.
“Local Counsel Opinion Requirement” shall mean the delivery of opinions addressed to the Administrative Agent and the Lenders (each, a “Local Counsel Opinion”) in form and substance

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satisfactory to the Administrative Agent and its counsel which opine as to each relevant Diamond Resorts Entity’s compliance with a Required Local Counsel Jurisdiction’s local real estate matters, local loan origination and assignment matters, compliance with local Timeshare Laws, UCC matters, title policy issues and such other matters related to local law as reasonably requested by the Administrative Agent; provided, that if a jurisdiction that was not a Required Local Counsel Jurisdiction becomes a Required Local Counsel Jurisdiction, the Borrower shall have a period of 45 days to deliver the related Local Counsel Opinion.
“Lockbox Bank” shall have the meaning specified in Section 5.2(a) of the CSA.
“Lockbox Bank Fees” means all fees and expenses payable to any Lockbox Bank as compensation for services rendered by such Lockbox Bank in maintaining a lockbox account in accordance with the CSA and the provisions of a deposit account control agreement or similar document.
“London Business Day” means any day other than (i) a Saturday, a Sunday, or (ii) a day on which banking institutions in London are authorized or obligated by law or executive order to be closed.
“Lost Note Affidavit” means a lost instrument affidavit substantially in the form of Exhibit C attached to the Sale Agreement.
“Management Agreement” shall have the meaning specified in Schedule II of the Sale Agreement.
“Margin Stock” shall have the meaning assigned to such term in Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
“Material Adverse Effect” means a material adverse effect on any of the following: (a) the operations, business, assets, properties, condition (financial or other) or prospects of the Diamond Resorts Entities taken as a whole, (ii) the ability of a Diamond Resorts Party to perform any of their material obligations under the Transaction Documents to which they are parties, (iii) the legality, validity or enforceability of any Transaction Document or the Asset Backed Loan, (iv) the rights and remedies of the Borrower, the Collateral Agent, the Paying Agent, the Custodian, the Back-Up Servicer, the Administrative Agent or the Lenders under any Transaction Document or the Asset Backed Loan, or (v) the validity, perfection or priority of a Lien in favor of the Collateral Agent for the benefit of the Secured Parties on any material part of the Subject Collateral.
“Material Exception” shall have the meaning specified in Section 1.1 of the Custodial Agreement.
“Material Exception Report” shall have the meaning specified in Section 1.1 of the Custodial Agreement.

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“Material Indebtedness” means Indebtedness (other than the loans and letters of credit) of any one or more of Parent or any Subsidiary in an aggregate principal amount exceeding $20,000,000.
“Maximum Facility Balance” shall equal $100,000,000.
“Miscellaneous Payments” means, with respect to any Timeshare Loan, any amounts received from or on behalf of the related Obligor representing assessments, payments relating to real property taxes, insurance premiums, maintenance fees and charges and condominium association fees and any other payments not owed under the related Obligor Note.
“Monthly Reports” shall have the meaning specified in Section 5.16(b) of the CSA.
“Monthly Servicer Report” shall have the meaning specified in Section 5.5(a) of the CSA.
“Moody’s” means Moody’s Investors Service.
“Mortgage” means, with respect to each Mortgage Loan, the mortgage, deed of trust or other instrument creating a first lien on a Timeshare Property securing such Timeshare Loan.
“Mortgage Loan” means a Timeshare Loan that is secured by a Mortgage on a Timeshare Property. As used in the Transaction Documents, the term “Mortgage Loan” shall include the related Obligor Note, Mortgage and other security documents contained in the related Timeshare Loan File.
“Multiemployer Plan” means each “multiemployer plan” as such term is defined in Section 3(37) or 4001(a)(3) ERISA.
“Nonfinancial Asset” shall means any real property or tangible personal property that may become part of the Subject Collateral in connection with the performance by the Servicer of its duties under the CSA solely as a result of the: (i) foreclosure of any 60-day Plus Delinquent Loan owned by the Borrower or the personal and/or real property constituting security therefor (and the Servicer is authorized to purchase such real and/or personal property upon such foreclosure), (ii) termination of the rights thereunder of any holder of a 60-day Plus Delinquent Loan owned by the Borrower, (iii) receipt by the Borrower of a deed in lieu of the foreclosure of any 60-day Plus Delinquent Loan owned by the Borrower or the personal and/or real property constituting security therefor, or (iv) receipt by the Borrower of an assignment of any 60-day Plus Delinquent Loan owned by the Borrower or the personal and/or real property constituting security therefor.
“Non-Securitized Portfolio” shall mean, as of any date, all Eligible Timeshare Loans originated by a Collection Developer, DRC or an affiliate thereof that have not been transferred to a Securitized Facility. The Non-Securitized Portfolio does not include timeshare loans serviced by DFS or an affiliate for third parties.
“Non-Securitized Portfolio Performance Event” with respect to the Non-Securitized Portfolio, shall have occurred if, as of any date of determination, (a) the average of the Delinquency

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Levels for the three immediately preceding Due Periods is greater than 6.50% or (b) the average of the Default Levels for the three immediately preceding Due Periods is greater than 0.90%.
“Non-Usage Fee” shall mean with respect to a Lender and a Payment Date, such Lender’s Commitment Percentage of a fee accrued during the related Interest Accrual Period at the Non-Usage Fee Rate on the excess of the Total Commitment Amount over the Outstanding Loan Balance during such Interest Accrual Period.
“Non-Usage Fee Rate” shall have the meaning set forth in the Fee Letter.
“Note” shall mean each promissory note, if any, issued by the Borrower to a Lender in accordance with the provisions of Section 2.1(g)(ii) of the Loan Agreement, substantially in the form of Exhibit A to the CSA, as the same may from time to time be amended, supplemented, waived or modified.
“Obligor” means a Person obligated to make payments under a Timeshare Loan.
“Obligor Note” means the executed promissory note or other instrument of indebtedness evidencing the indebtedness of an Obligor under a Timeshare Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note or instrument.
“OFAC” shall have the meaning specified in Section 4.2(ll) of the Loan Agreement.
“Officer’s Certificate” means a certificate executed by a Responsible Officer of the related party.
“Operating Cash” means Parent’s operating cash and Cash Equivalents on hand for its business and operations.
“Opinion of Counsel” means a written opinion of counsel, in each case acceptable to the addressees thereof.
“Organizational Documents” means (i) with respect to any corporation, its certificate or articles of incorporation, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended.
“Originator” means any Person that entered into a Purchase Contract with an Obligor to finance the purchase of a Timeshare Interest.
“Outstanding Loan Balance” shall mean, as of any date of determination, (i) with respect to the Asset Backed Loan, (A) the aggregate amount of Borrowings (occurring on or after the Closing Date) less (B) the sum of all principal payments actually distributed pursuant to the Asset Backed Loan; and (ii) with respect to a Lender’s interest in the Asset Backed Loan, (A) the actual advances

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made by such Lender in respect of Borrowings (occurring on or after the Closing Date), less (B) the sum of all principal payments actually received by such Lender. For purposes of consents, approvals, voting or other similar acts of the Lenders under any of the Transaction Documents, “Outstanding Loan Balance” shall exclude any portion of the Asset Backed Loan owed to Diamond Resorts Corporation, the Seller or any Affiliates thereof (excluding any such portion of or interest in the Asset Backed Loan that has been pledged to secure indebtedness of such entity).
“Owner” means Seller, or any subsequent owner of the beneficial interests in the Borrower.”
“Parent” means Diamond Resorts International, Inc., a Delaware corporation.
“Participant” shall have the meaning specified in Section 8.1(f) of the Loan Agreement.
“Paying Agent” means Wells Fargo Bank, National Association, its successors and assigns.
“Paying Agent Fee” shall mean a fee payable to the Paying Agent, which shall be included as a part of the Collateral Agent Fee.
“Payment Date” means (i) the 20th day of each month or, if such date is not a Business Day, then the next succeeding Business Day or (ii) the Stated Maturity.
“Payment Office” means the Administrative Agent’s office located at 4445 Willard Avenue, 6th Floor, Chevy Chase, Maryland 20815 or such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Lenders and Diamond Resorts Corporation.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.
“Performance Guarantors” means Diamond Resorts Corporation, Holdings and Parent.
“Permitted Holder” shall mean (i) Stephen J. Cloobeck and David F. Palmer, their respective estates, immediate family members, descendants and legal representatives and any Person under their respective or joint Control and (ii) any Person acting in the capacity of an underwriter (solely to the extent that and for so long as such Person is acting in such capacity) in connection with a public or private offering of Equity Interests in Parent.
“Permitted FLRX Settlement” shall mean a settlement or satisfaction of the FLRX Judgment in respect of which the sole consideration consists of assets of FLRX or any of its Subsidiaries as of the date of the FLRX Judgment (or proceeds of such assets), without giving effect to any investment in, or transfer of assets to, FLRX or any of its Subsidiaries by the Borrower, Holdings, Parent or any of their other Subsidiaries, in each case since the date of the FLRX Judgment.
“Permitted Liens” means, as to any Timeshare Interest: (i) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Timeshare Interest or the security intended to be provided by the related Mortgage, if any, or with

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the Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value of the Timeshare Interest and (iii) the exceptions (general and specific) set forth in the related title insurance policy, if any, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, if any, or with the Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value of the Timeshare Interest.
“Person” means an individual, general partnership, limited partnership, limited liability partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.
“Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA) (other than a Multiemployer Plan) subject to the provisions of Section 307 or Title IV of ERISA or Section 412 of the Code, and in respect of which Diamond Resorts Corporation or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” (as defined in Section 3(5) of ERISA).
“Points” means a form of currency, the redemption of which entitles the holder thereof to reserve the use and occupancy of a Unit at a Points Based Resort.
“Points Based Resort” means one or more Resorts in a Collection at which holders of Points Based Timeshare Interests are entitled to reserve the use and occupancy of Units.
“Points Based Timeshare Interest” means a Right-to-Use Interest (including a club membership) that is denominated in Points, the redemption of which entitles the holder thereof to reserve the use and occupancy of a Unit at a Resort.
“Predecessor Servicer Work Product” shall have the meaning specified in Section 5.16(f)(i) of the CSA.
“Prepayment Notice” shall have the meaning specified in Section 2.11(a) of the CSA.
“Principal Distribution Amount” means with respect to (i) any Payment Date (other than on and after the Stated Maturity), the amount of principal that must be repaid on the Asset Backed Loan such that the principal balance of the Asset Backed Loan does not exceed the Borrowing Base, after giving effect to all distributions on such Payment Date, (ii) after the Commitment Expiration Date, but before the Stated Maturity, the amount of principal that must be repaid on the Asset Backed Loan such that the principal balance of the Asset Backed Loan does not exceed sixty-five percent (65%) of the aggregate Timeshare Loan Balances of the Borrowing Base Loans and (iii) on the Stated Maturity and thereafter, an amount equal to the Outstanding Loan Balance of the Asset Backed Loan.
“Prior Certification” shall have the meaning specified in Section 1.2(c) of the Custodial Agreement.

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“Processing Charges” means any amounts due under an Obligor Note in respect of processing fees, service fees, impound fees or late fees.
“Property Management Agreement” means the management agreement entered into by and between an Association and a property management company, pursuant to which the property manager is to provide management and other services with respect to a Resort and any related real property.
“Purchase Agreement” means the Purchase Agreement dated as of May 11, 2016, by and between DFHC and the Seller pursuant to which DFHC sells Timeshare Loans to the Seller, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.
“Purchase Contract” means any purchase contract for a Timeshare Interest executed and delivered by an Obligor and pursuant to which such Obligor purchased a Timeshare Interest.
“Purchase Price” means the original price of the Timeshare Interest purchased by an Obligor.
“Qualified Hedge Counterparty” shall mean (a) Capital One or an Affiliate thereof or (b) any financial institution with a short term rating of at least “A-1+” from S&P (or “A-1” if such institution has a long term credit rating of “AA” or higher) and “P-1” from Moody’s.
“Qualified Substitute Timeshare Loan” means a Timeshare Loan which must, on the related Transfer Date: (i) have a Timeshare Loan Balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Timeshare Loan Balance of the substituted Timeshare Loan; (ii) have a gross interest rate not less than the gross interest rate of the substituted Timeshare Loan; (iii) accrue interest on the same basis as the substituted Timeshare Loan (for example, on the basis of a 360-day year consisting of twelve 30-day months); and (iv) be an Eligible Timeshare Loan.
“Quorum Facility” means collectively (i) that certain loan sale facility in an aggregate amount of $100,000,000 as evidenced by that Amended and Restated Loan Sale and Security Agreement, dated as of December 31, 2012, as amended by that First Amendment to Amended and Restated Loan Sale and Servicing Agreement, dated as of September 30, 2015, by and among Quorum Federal Credit Union, as buyer, DRI Quorum 2010 LLC, a Delaware limited liability company, as seller, Wells Fargo, National Association, as back-up servicer and DFS, as servicer, and the other transaction documents related thereto, all of the foregoing as may be amended from time to time, and (ii) that certain loan sale facility in an aggregate amount of $15,000,000 as evidenced by that loan sale agreement, dated as of January 31, 2012, by and among IOI Funding II, LLC, as seller, and Quorum Federal Credit Union, as buyer, all of the foregoing, as may be amended from time to time.

“Rating Agency” means any of Moody’s, S&P, Kroll or Fitch or its permitted successors and assigns, and “Rating Agencies” means all of Moody’s, S&P, Kroll and Fitch.
“Receivables” means the payments required to be made pursuant to an Obligor Note.

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“Receivables Securitizations” means a financing pursuant to which (a) Holdings, Diamond Resorts Corporation or any other Subsidiary sells, conveys or transfers to a Receivables Subsidiary, in legal “true sales” transactions, and (b) such Receivables Subsidiary conveys or otherwise transfers to any other person or grants a security interest to any other person in, any Diamond Timeshare Receivables (whether now existing or hereafter acquired) of Holdings, Diamond Resorts Corporation or any other Subsidiary or any undivided interest therein, and any assets related thereto (including all Timeshare Interests and other collateral securing such Diamond Timeshare Receivables), all contracts and all Guarantees or other obligations in respect of such Diamond Timeshare Receivables, proceeds of such Diamond Timeshare Receivables and other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with securitization transactions involving Diamond Timeshare Receivables. Diamond Resorts Issuer 2008, LLC Timeshare Loan Backed Notes, Diamond Resorts Owner Trust 2011-1’s Timeshare Loan Backed Notes, Diamond Resorts Owner Trust 2013-1’s Timeshare Loan Backed Notes, Diamond Resorts Tempus Owner Trust 2013’s Timeshare Loan Backed Notes, Diamond Resorts Owner Trust 2013-2’s Timeshare Loan Backed Notes, Diamond Resorts Owner Trust 2014-1’s Timeshare Loan Backed Notes, Diamond Resorts Owner Trust 2015-1’s Timeshare Loan Backed Notes, Diamond Resorts Owner Trust 2015-2’s Timeshare Loan Backed Notes and the Quorum Facility shall each be considered a Receivables Securitization.
“Receivables Subsidiaries” shall mean (a) Diamond Resorts Issuer 2008, LLC, Diamond Resorts Owner Trust 2011-1, Diamond Resorts Owner Trust 2013-1, Diamond Resorts Tempus Owner Trust 2013, Diamond Resorts Owner Trust 2013-2, Diamond Resorts Owner Trust 2014-1, Diamond Resorts Owner Trust 2015-1, Diamond Resorts Owner Trust 2015-2, DRI Quorum 2010, LLC and IOI Funding II, LLC, and (b) a Subsidiary that is a newly formed, wholly owned, bankruptcy-remote, special purpose Subsidiary of Diamond Resorts Corporation (i) that engages in no activities other than in connection with the financing of Diamond Timeshare Receivables, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business (including servicing of Diamond Timeshare Receivables), (ii) that is designated by a Financial Officer of Parent (as provided for below) as a Receivables Subsidiary, (iii) of which no portion of its Indebtedness or any other obligations (contingent or otherwise) (A) is Guaranteed by, recourse to or otherwise obligates Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary (other than (1) pursuant to Standard Securitization Undertakings, (2) in an amount not to exceed $5,000,000 or (3) any obligation to sell or transfer Diamond Timeshare Receivables) or (B) subjects any property or asset of Parent, Holdings or any other Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof, and (iv) with which none of Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary has any material contract, agreement, arrangement or understanding (except in connection with a Receivables Securitization) other than on terms no less favorable to Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary than those that might be obtained at the time from persons that are not Affiliates of Parent, other than fees payable in the ordinary course of business in connection with servicing Diamond Timeshare Receivables. A Financial Officer of Parent shall deliver a certificate to the Administrative Agent and the Lenders designating such Subsidiary as a Receivables Subsidiary and certifying that to the best of such officer’s knowledge and belief after consulting with counsel, (x) such designation complies with the foregoing conditions and (y)

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immediately after giving effect to such designation, no Default shall have occurred and be continuing.
“Record Date” means, with respect to any Payment Date, the close of business on the last Business Day of the calendar month immediately preceding the month such Payment Date occurs.
“Related Security” means with respect to any Timeshare Loan owned by a Person: (i) all of such Person’s interest in the Timeshare Interest arising under or in connection with the related Mortgage or Right-to-Use Agreement, including, without limitation, all Liquidation Proceeds and Insurance Proceeds received with respect thereto on or after the related Cut-Off Date, and the Timeshare Loan Documents relating to such Timeshare Loan, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Timeshare Loan, together with all mortgages, assignments and financing statements signed by an Obligor describing any collateral securing such Timeshare Loan, (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Timeshare Loan, (iv) all other security and books, records and computer tapes relating to the foregoing and (v) all of such Person’s right, title and interest in and to any other account into which collections in respect of such Timeshare Loans may be deposited from time to time.
“Release” means any release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment (including ambient air, soil and surface or ground water); provided that the term “Release” shall not include the use, in compliance with Environmental Laws, of normal commercial or residential cleaning products by any Loan Party or its Subsidiaries in the ordinary course of its business.
“Relevant UCC” means the Uniform Commercial Code as in effect in the applicable jurisdiction.
“Repurchase Price” means with respect to any Timeshare Loan to be repurchased by DFHC or the Seller pursuant to the Purchase Agreement or the Sale Agreement, a cash price equal to the Timeshare Loan Balance of such Timeshare Loan as of the date of such repurchase, together with all accrued and unpaid interest on such Timeshare Loan at the related coupon rate to and including the last day of the Due Period immediately prior to the Payment Date on which such repurchase occurs.
“Request” shall have the meaning specified in Section 1.2(b) of the Custodial Agreement.
“Request for Release” shall be a request signed by the Servicer in the form attached as Exhibit B to the Custodial Agreement.
“Required Legend” means a legend applied by the eOriginal System to every page of a document within an Electronic Timeshare Loan File, which shall read as follows: “Diamond Resorts/CO Borrower 2016, LLC, with Capital One, National Association as the Administrative Agent and secured party through its designated custodian, Wells Fargo Bank, National Association.”

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“Required Lenders” shall mean at any time, Lenders having Commitment Percentages aggregating more than 51%.
“Required Local Counsel Jurisdictions” shall mean the following: (a) any Collection jurisdiction where Timeshare Loans are subject to the Lien of the CSA; (b) any jurisdiction where the real estate interests titled in the name of a Collection Trustee or related to the Cabo Azul Collection is greater than 10% of all real estate interests titled in the name of such Collection Trustee or related to the Cabo Azul Collection (by Points); (c) except for exceptions granted by the Administrative Agent, any jurisdiction where Points are sold by a Diamond Resorts Entity in excess of $4,000,000 per annum; (d) any jurisdiction reasonably identified by the Administrative Agent; and (e) regardless of the foregoing, any jurisdiction for which the Administrative Agent shall have a reasonable belief that there exists a legal defect in respect of the Timeshare Loans secured by Timeshare Interests or the real estate interests in such jurisdiction that, in the reasonable judgment of the Administrative Agent, would have a material adverse effect on the Administrative Agent or the Lenders (in which case, the Borrower shall have 30 days to deliver such Local Counsel Opinion).
“Required Payments” means items (i) through (viii) of Section 3.4 of the CSA.
“Reservation System” means the reservation system operated by Diamond Resorts International Club, Inc. (d/b/a THE ClubSM ), a Florida corporation, and any other system(s) pursuant to which reservations for particular locations, times, lengths of stay and unit types at Resorts with respect to Points Based Timeshare Interests are received, accepted, modified or canceled.
“Resort” means any of the timeshare resorts and resort interests related to Timeshare Loans.
“Responsible Officer” shall mean (a) when used with respect to the Collateral Agent, Paying Agent, Custodian or Back-Up Servicer, any officer assigned to the Corporate Trust Office, including any Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Assistant Treasurer, any trust officer or any other officer of the Collateral Agent, Paying Agent, Custodian or Back-Up Servicer (as applicable) customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and, in any event, having direct responsibility for the administration of the Transaction Documents; (b) when used with respect to the Servicer, any officer responsible for the administration or management of the Servicer’s servicing department; (c) when used with respect to the Borrower, any officer of the Seller having direct responsibility for administration of the operations of the Borrower and, for so long as the Administration Agreement is in effect, any officer of the Administrator; and (d) with respect to any other Person, the President, a Vice President, the Treasurer, the Secretary or the manager of such Person.
“Retained Asset” means any Nonfinancial Asset, including any Timeshare Interest, that is obtained by the Borrower pursuant to Section 5.3(a)(vii) of the CSA.
“Retained Asset Expenses” means, with respect to a Nonfinancial Asset, the reasonable out-of-pocket expenses (exclusive of overhead expenses) incurred by the Servicer in the exercise of its

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power and authority under Section 5.3(a)(vii) of the CSA, including (i) any foreclosure and other repossession expenses incurred with respect to such Nonfinancial Asset, (ii) (a) if a Diamond Resorts Entity is the Servicer, the management, marketing, rental and sales commissions and expenses incurred with respect to the management, marketing, rental and sale of the related Nonfinancial Asset (calculated as to sales as the Diamond Marketing and Sales Percentage of the total liquidation or resale price of any Timeshare Interest (expressed as a dollar figure), and as to management and rental as the actual management, marketing and rental commissions and expenses), or (b) if a Diamond Resorts Entity is no longer the Servicer, actual management, marketing, rental and sales commissions and expenses incurred with respect to the management, marketing, rental and sale of the related Nonfinancial Asset, and (iii) any other fees and expenses incurred by the Servicer and reasonably applied or allocated in the ordinary course of business with respect to the management, marketing, rental and sale of such Nonfinancial Asset (including any assessed timeshare association fees).
“Retained Asset Proceeds” means, with respect to the rental, sale or other income generating use of any Nonfinancial Asset, the amounts actually received by the Borrower in connection with the management, marketing, rental or sale of such Nonfinancial Asset, less Retained Asset Expenses.
“Right-to-Use Agreement” means with respect to a Right-to-Use Interest, collectively: (i) the related Purchase Contract and (ii) the various other documents and instruments that among other things (a) in consideration of the payment of a purchase price, including payment of the related Obligor Note, if any, grants the Obligor the license or right-to-use and occupy one or more Units in one or more Resorts, (b) imposes certain obligations on the Obligor regarding payment of the related Obligor Note, if any, the Obligor’s use or occupancy of one or more Units in one or more Resorts, and the payment of a maintenance fee, and (c) grants the holder thereof certain rights, including the rights to payment of the related Obligor Note, if any, and to terminate the Right-to-Use Agreement or revoke the Obligor’s rights under it, and thereafter to resell the Right-to-Use Interest to another Person.
“Right-to-Use Interest” means a timeshare interest, other than a timeshare fee simple interest in real estate, regarding one or more Units in one or more Resorts, however denominated or defined in the applicable Right-to-Use Agreement or other relevant document or instrument pursuant to which such timeshare interest is created, together with all rights, benefits, privileges and interests appurtenant thereto, including the right to use and occupy one or more Units within one or more Resorts and the common areas and common furnishings appurtenant to such Unit or Units for a specified period of time, on an annual or a biennial basis, as more specifically described in the related Right-to-Use Agreement. A Right-to-Use Interest shall include, without limitation, any Points Based Timeshare Interest.
“Right-to-Use Loan” means a Timeshare Loan that is secured by a Right-to-Use Interest.
“Sale Agreement” means the Sale Agreement, dated as of May 11, 2016, by and between the Seller and the Borrower, and acknowledged and agreed to by DFHC, pursuant to which the Seller sells Timeshare Loans to the Borrower, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.

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“Schedule of Timeshare Loans” means (a) the list of Timeshare Loans attached to the Sale Agreement in electronic format as Exhibit A thereto, as amended from time to time to reflect additional purchases, repurchases and substitutions pursuant to the terms of the Sale Agreement and the CSA and (b) the list of Timeshare Loans attached to each Additional Timeshare Loan Supplement in electronic format as Exhibit A thereto, which lists shall set forth the following information with respect to each Timeshare Loan as of the related Cut-Off Date in numbered columns:
1    Loan/Contract Number
2    Name of Obligor
3    Unit(s)/Week(s)/Points(s), as applicable
4    Interest Rate Per Annum
5    Date of Origination
6    Original Loan Balance
7    Maturity Date
8    Monthly Payment Amount
9    Original Term (in months)
10    Outstanding Loan Balance
11    Right to Use/Mortgage Loan
12    Name of Originator
13    Collection
14    Electronic Timeshare Loan File/Tangible Timeshare Loan File
“SEC” means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.
“Secured Parties” means the Administrative Agent, the Lenders and the Qualified Hedge Counterparty.
“Securities Act” means the Securities Act of 1933, as amended.
“Securitized Facilities” shall mean all term issuances, warehouse facilities and other term securitization facilities for which DFS or an affiliate is servicer, that are outstanding at any time between the Closing Date and the date on which the Asset Backed Loan is paid in full.

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“Seller” means Diamond Resorts/CO Seller 2016, LLC, a Delaware limited liability company.
“Senior Secured Credit Facility” shall mean that certain $620 million senior secured credit facility, evidenced by that certain credit agreement, dated as of May 9, 2014, as amended by that certain First Amendment dated as of December 22, 2014, and as amended by that certain Second Amendment and First Incremental Assumption Agreement dated December 3, 2015, by and among, DRC, as borrower, Parent, Credit Suisse AG, acting as administrative agent and collateral agent, and the lenders party thereto.
“Servicer” initially means DFS and its permitted successors and assigns, as provided in the CSA, and in the event that DFS is replaced by the Successor Servicer, any reference in the Transaction Documents, including these Standard Definitions, to the “Servicer” shall also apply to such Successor Servicer.
“Servicer Event of Default” shall mean the occurrence of any of the following:
(a)    any (i) failure by the Servicer to make any required payment, transfer or deposit when due as required by the CSA and the continuance of such default for a period of two (2) Business Days or (ii) failure by the Servicer to make any required payment, transfer or deposit when due as required by the CSA more than two (2) times; or
(b)    any failure by the Servicer to observe or perform in any material respect any other covenant or agreement in the CSA, the Loan Agreement or any other Transaction Document and such failure is not remedied within 30 days after the earlier of (i) the Servicer first acquiring knowledge thereof and (ii) the Collateral Agent, the Administrative Agent or any Lender giving written notice thereof to the Servicer; provided, however, that if such default or breach is in respect of a covenant that cannot be cured, there shall be no grace period whatsoever; or
(c)    any representation or warranty made by the Servicer in the CSA, the Loan Agreement or any other Transaction Document shall prove to be incorrect in any material and adverse respect as of the time when the same shall have been made, and such breach is not remedied within 30 days (or, if the Servicer shall have provided evidence satisfactory to the Administrative Agent at its sole discretion (i) that such breach cannot be cured in the 30-day period, (ii) that such breach can be cured within an additional 30-day period and (iii) that it is diligently pursuing a cure, then 60 days) after the earlier of (x) the Servicer first acquiring knowledge thereof and (y) the Collateral Agent, the Administrative Agent or any Lender giving written notice thereof to the Servicer; provided, however, that if such breach is in respect of a representation or warranty that cannot be cured, there shall be no grace period whatsoever; or
(d)    the entry by a court having competent jurisdiction in respect of the Servicer of (i) a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Servicer as a bankrupt or insolvent, or approving

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as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Servicer under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Servicer, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 30 consecutive days; or
(e)    the commencement by the Servicer of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated as a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Servicer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Servicer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Servicer’s failure to pay its debts generally as they become due, or the taking of corporate action by the Servicer in furtherance of any such action; or
(f)    the Financial Covenants are not satisfied; or
(g)    the occurrence and continuance of an Event of Default; or
(h)    any failure by the Servicer to provide any required report within five (5) Business Days of when such report is required to be delivered pursuant to the CSA or other Transaction Document.
“Servicer Secured Parties” shall have the meaning specified in Section 3.2(e) of the CSA.
“Servicing Fee” means for any Payment Date, the product of (i) one-twelfth of 1.5% and (ii) the Aggregate Timeshare Loan Balance as of the first day of the related Due Period and, as additional compensation, any late fees, non-sufficient fund fees, Processing Charges and administrative fees.
“Servicing Officer” means those officers of the Servicer involved in, or responsible for, the administration and servicing of the Timeshare Loans, as identified on the list of Servicing Officers furnished by the Servicer to the Collateral Agent, the Administrative Agent and the Lenders from time to time.
“Servicing Standard” shall have the meaning specified in Section 5.1 of the CSA.
“Settlement Period” shall have the meaning specified in Section 2.1(f)(i) of the Loan Agreement.

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“Similar Law” shall mean any federal, state, local or non-U.S. law that is substantially similar to Title I of ERISA or Section 4975 of the Code.
“Single Asset Financing” shall mean a financing pursuant to which (a) any Financed Asset is owned by a Single Asset Financing Subsidiary and (b) such Single Asset Financing Subsidiary conveys or otherwise transfers to any other person or grants a security interest to any other person in, such Financed Asset, and any other assets in respect of which security interests are customarily granted in connection with such transactions.
“Single Asset Financing Subsidiary” shall mean a Subsidiary that is a newly formed, wholly owned, bankruptcy-remote, special purpose Subsidiary of Diamond Resorts Corporation (a) that engages in no activities other than in connection with the ownership and financing of the Financed Asset and all rights (contractual or other) and other assets relating thereto, and any business or activities incidental or related to such Financed Asset, (b) that is designated by a Financial Officer of Parent (as provided below) as a Single Asset Financing Subsidiary and (c) of which no portion of its Indebtedness or any other obligations (contingent or otherwise) (i) is Guaranteed by, recourse to or otherwise obligates Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary (other than Standard Securitization Undertakings) or (ii) subjects any property or asset of Parent, Holdings or any other Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereof. A Financial Officer of Parent shall deliver a certificate to the Administrative Agent and the Lenders designating such Subsidiary as a Single Asset Financing Subsidiary and certifying that to the best of such officer’s knowledge and belief after consulting with counsel, (x) such designation complies with the foregoing conditions and (y) immediately after giving effect to such designation, no Default shall have occurred and be continuing.
“Standard and Poor’s” and “S&P” each mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
“Standard Securitization Undertakings” mean representations, warranties, covenants and indemnities entered into at any time by Parent, Holdings, Diamond Resorts Corporation or any other Subsidiary (other than a Receivables Subsidiary or a Single Asset Financing Subsidiary) that are reasonably customary in securitization transactions involving receivables similar to Diamond Timeshare Receivables or financings similar to Single Asset Financings.
“Stated Maturity” means May 11, 2020 or, if the Commitment Expiration Date is extended in accordance with the Loan Agreement, such date that is eighteen (18) months after the extended Commitment Expiration Date.
“Subject Collateral ” shall have the meaning specified in the Granting Clause of the CSA.
“Subsidiary” means any subsidiary of Parent, including without limitation Holdings and Diamond Resorts Corporation.
“Subsidiary Loan Owner” shall mean any of the DHC Subsidiary Loan Owners or the Diamond Resorts Subsidiary Loan Owners.

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“Substitution Shortfall Amount” means with respect to a substitution of a Timeshare Loan, an amount equal to the excess, if any, of: (i) the Timeshare Loan Balance of the Timeshare Loan being replaced as of the related Transfer Date, together with all accrued and unpaid interest on such Timeshare Loan at the related coupon rate to but not including the due date in the related Due Period over (ii) the Timeshare Loan Balance of the Qualified Substitute Timeshare Loan as of the related Transfer Date. If on any Transfer Date, one or more Qualified Substitute Timeshare Loans are substituted for one or more Timeshare Loans, the Substitution Shortfall Amount shall be determined as provided in the preceding sentence on an aggregate basis.
“Successor Servicer” means the Back-Up Servicer and its permitted successors and assigns, as provided in the CSA, upon succeeding to the responsibilities and obligations of the Servicer in accordance with Section 5.16 of the CSA.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.
“Tangible Obligor Note” means an Obligor Note which was created in paper format.
“Tangible Timeshare Loan File” means a Timeshare Loan File, the contents of which were created in paper format.
“Tape(s)” shall have the meaning specified in Section 5.16(b) of the CSA.
“Taxes” shall have the meaning specified in Section 6.3 of the Loan Agreement.
“Timeshare Documents” shall have the meaning specified in Section 4.2(w)(ii) of the Loan Agreement.
“Timeshare Interest” means a Timeshare Property or a Right-to-Use Interest, and Timeshare Interest or “Timeshare Interests,” when used in the Transaction Documents, means, as applicable, any Timeshare Interest that is subject to a Timeshare Loan, or all Timeshare Properties and Right-to-Use Interests that are subject to the Timeshare Loans, listed on the Schedule of Timeshare Loans, as the same may be amended from time to time.
“Timeshare Laws” means the provisions of any applicable laws, statutes or regulations and all amendments, modifications or replacements thereof and successors thereto, and all regulations and guidelines promulgated thereunder or with respect thereto, now or hereafter enacted.
“Timeshare Loan Acquisition Price” means, on any date of determination with respect to any Timeshare Loan, an amount equal to the Timeshare Loan Balance of such Timeshare Loan plus accrued interest thereon, which may be paid in a combination of cash and equity in the transferee.
“Timeshare Loan Balance” means, for any date of determination, the outstanding principal balance due under or in respect of a Timeshare Loan (including any 60-day Plus Delinquent Loan),

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provided, that with respect to any Timeshare Loan related to a CAD Receivable the outstanding principal balance shall be deemed to be the United States dollar equivalent of the Canadian dollars principal balance, as calculated by reference to the spot conversion rate used on the most recent CAD Conversion Date.
“Timeshare Loan Documents” means, with respect to a Timeshare Loan and each Obligor, the related (i) Timeshare Loan Files and (ii) Timeshare Loan Servicing Files.
“Timeshare Loan File” means, with respect to any purchaser of a Timeshare Interest for which the Obligor is a party to a Timeshare Loan, the following documents executed by such purchaser or delivered in connection with such Timeshare Loan:
(a)the original Obligor Note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such Timeshare Loan to the Last Endorsee, endorsed by the Last Endorsee, without recourse, in the following form: “Pay to the order of __________________, without recourse” and signed in the name of the Last Endorsee by an authorized officer or, if the original Obligor Note is not available, a Lost Note Affidavit provided by Seller to Borrower with respect to such Obligor Note;
(b)if such Timeshare Loan is a Mortgage Loan, the original Mortgage or deed of trust containing the original signatures of all persons named as the maker, the mortgagor or trustor with evidence of recording indicated; provided, however, that no such original Mortgage shall be required if included among the applicable Timeshare Loan File is a certified copy of the recorded Mortgage and an original or a copy of the title insurance policy (or other evidence of title insurance, including title commitment or binder);
(c)if such Timeshare Loan is a Mortgage Loan, an original individual or bulk assignment of Mortgage in blank and signed in the name of the Last Endorsee by an authorized officer;
(d)if such Timeshare Loan is a Mortgage Loan, the originals of all intervening assignments (or a copy certified to the Custodian) of the Mortgage (if applicable) showing a complete chain of assignments from the originator of such Mortgage Loan to the Last Endorsee;
(e)if such Timeshare Loan is a Mortgage Loan, an original or a copy of any assumption or modification of the Obligor Note or Mortgage with evidence of recording thereon or an original or a copy of the title insurance policy with respect to such Mortgage;
(f)if such Timeshare Loan is a Mortgage Loan, an original or a copy of an individual or bulk title insurance policy or master blanket title insurance policy covering such Mortgage Loan when applicable (or a commitment for title insurance

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or an opinion of counsel with respect to title to and liens encumbering the Timeshare Property);
(g)the original power of attorney (or a certified copy), if applicable;
(h)the original or a copy of the Purchase Contract that relates to each Obligor Note, including any addenda thereto;
(i)if such Timeshare Loan is a Right-to-Use Loan: (i) the related Right-to-Use Agreement, including any addenda thereto, assumption or modification thereof and, if and only if a purchase money Obligor Note was executed by the purchaser of the Right-to-Use Interest, the documents required by Subsections (a) and (e) of this definition and (ii) if a Points Based Timeshare Interest (A) the original or a copy of the Purchase Contract, however denominated, pursuant to which the applicable Points Based Timeshare Interest was originally sold by DFHC thereof, whether or not an Originator (provided that if DFHC of such Points Based Timeshare Interest is not an Originator, such Purchase Contract has been assigned to a transferor), including any addenda thereto, (B) an original or a copy of any assumption or modification of such Purchase Contract (if applicable), and (C) if and only if a purchase money Obligor Note was executed by the purchaser of such Points Based Timeshare Interest, the documents required by Subsections (a) and (e) of this definition, to the extent applicable; and
(j)the original truth-in-lending disclosure statement (or a copy) that relates to each Timeshare Loan.
For purposes of this definition, the term “original” shall include an “Authoritative Copy”.

“Timeshare Loan Interest Collections” means, with respect to all Timeshare Loans that have been Granted to the Collateral Agent, all collections that have actually been made that are attributable to interest actually due and owing with respect to such Timeshare Loans.
“Timeshare Loans” means all of the Mortgage Loans and Right-to-Use Loans acquired by or Granted to the Borrower, including the Additional Timeshare Loans and Qualified Substitute Timeshare Loans. “Timeshare Loan” means any one of the same.
“Timeshare Loan Servicing File” means, with respect to each Timeshare Loan and each Obligor a copy of the related Timeshare Loan File and all other papers and computerized records customarily maintained by the Servicer in servicing timeshare loans comparable to the Timeshare Loans.
“Timeshare Property” means a timeshare fee simple interest in real estate regarding a Unit, however denominated or defined in the applicable condominium or timeshare declaration, pursuant to which such fee simple interest in real estate is created, together with all rights, benefits, privileges and interests appurtenant thereto, including the common areas and common furnishings appurtenant

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to such Unit, and the rights granted to the Borrower (as assignee) which secure the related Mortgage Loan.
“Total Commitment Amount” means the sum of all Commitments.
“Total Funded Debt” means, at any time, the total consolidated Indebtedness of Parent and the Subsidiaries at such time (excluding (a) Indebtedness of the type described in clauses (c), (f), (g) and (k) of the definition of such term, (b) Indebtedness of the type described in clause (i) of the definition of such term, except to the extent of any unreimbursed drawings thereunder, (c) Indebtedness outstanding under a Receivables Securitization, and (d) Indebtedness of any Unrestricted Subsidiary). It is understood that, when calculating Total Funded Debt, the total consolidated Indebtedness of Parent and the Subsidiaries shall not be reduced by the amount of cash or cash equivalents held by or for the benefit of Parent or its consolidated Subsidiaries.
“Trailing Documents” shall have the meaning specified in Section 1.1(c) of the Custodial Agreement.
“Transaction Documents” means the CSA, the Purchase Agreement, the Sale Agreement, the Undertaking Agreement, the Loan Agreement, the Custodial Agreement, the Fee Letter, each Contribution and Assignment Agreement, each Distribution and Assignment Agreement and all other agreements, documents or instruments delivered in connection with the transactions contemplated thereby.
“Transfer” shall have the meaning specified in Section 8.1(c) of the Loan Agreement.
“Transfer Agreements” shall mean the Contribution and Assignment Agreement and each Distribution and Assignment Agreement.
“Transfer Date” means (i) with respect to a Qualified Substitute Timeshare Loan, the date on which the Borrower acquires such Qualified Substitute Timeshare Loan from the Seller and pledges such Qualified Substitute Timeshare Loan to the Collateral Agent to be included as part of the Subject Collateral and (ii) with respect to an Additional Timeshare Loan, the date on which the Borrower acquires such Additional Timeshare Loan to the Collateral Agent to be included as part of the Subject Collateral.
“Transferee” shall have the meaning specified in Section 8.1(c) of the Loan Agreement.
“Transfer Supplement” shall have the meaning specified in Section 8.1(g) of the Loan Agreement.
“Transition Expenses” means any documented costs and expenses (other than general overhead expenses) incurred by the Back-up Servicer should it become the successor Servicer as a direct consequence of the termination or resignation of the initial Servicer and the transition of the duties and obligations of the initial Servicer to the successor Servicer.
“Treasury Regulations” means the regulations, included proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary

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regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.
“Trust Accounts” means collectively, the Collection Account and such other accounts established by the Paying Agent pursuant to the CSA.
“Trust Receipt” shall have the form of Exhibit A to the Custodial Agreement.
“Undertaking Agreement” means the Undertaking Agreement, dated as of May 11, 2016, by the Performance Guarantors in favor of the Borrower, the Collateral Agent, the Paying Agent, the Custodian and the Back-Up Servicer, as amended, restated or otherwise modified from time to time in accordance with the terms thereof.
“Underwriting Guidelines” means the purchase money credit criteria and underwriting guidelines attached as Exhibit D to the Sale Agreement.
“Uniform Commercial Code” means the Uniform Commercial Code as from time to time in affect.
“Unit” means a residential unit or dwelling at a Resort.
“Unrestricted Subsidiary” shall mean (i) FLRX and its subsidiaries, and such other subsidiaries as may be designated as such from time to time pursuant to the terms of the Senior Secured Credit Facility, and (ii) any other Unrestricted Subsidiary designated in writing by the Administrative Agent with the consent of the Required Lenders.
“Upgraded Timeshare Loan” shall mean a new Timeshare Loan entered into by an Obligor to finance the purchase of a new or additional Timeshare Interest pursuant to the upgrade marketing program of any of the Diamond Resorts Entities, and where (i) the Obligor re-conveys or reassigns the Obligor’s existing Timeshare Interest for a new Timeshare Interest and the Obligor’s existing Timeshare Loan is discharged and (ii) the Obligor purchases an additional Timeshare Interest, enters into the new Timeshare Loan to finance the remaining balance of the Obligor’s existing Timeshare Loan and the purchase price of the additional Timeshare Interest and the Obligor’s existing Timeshare Loan is discharged.
“Usage Fee Rate” shall have the meaning set forth in the Fee Letter.
“USAP” shall have the meaning specified in Section 5.5(c) of the CSA.
“Warehouse Vault Partition” means the segregated partition of the eOriginal System in the name of the Borrower, such partition to be maintained by the Custodian.

“WARN” means the Worker Adjustment and Retraining Notification Act.
“Weighted Average Timeshare Loan Coupon” means the weighted average Interest Rate Per Annum (based on the Timeshare Loan Balances of the Borrowing Base Loans).

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